   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 2004



                                              SECURITIES ACT FILE NO. 333-119361

                                       INVESTMENT COMPANY ACT FILE NO. 811-10481
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[x] PRE-EFFECTIVE AMENDMENT NO. 1

[ ] POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[x] AMENDMENT NO. 11

                              -------------------

                                 COHEN & STEERS
                        QUALITY INCOME REALTY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              -------------------

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              -------------------

                                WITH COPIES TO:


             SARAH E. COGAN, ESQ.                         LEONARD B. MACKEY, JR., ESQ.
        SIMPSON THACHER & BARTLETT LLP                       CLIFFORD CHANCE US LLP
             425 LEXINGTON AVENUE                              31 WEST 52ND STREET
           NEW YORK, NEW YORK 10017                         NEW YORK, NEW YORK 10019


                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                              -------------------


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                         PROPOSED         PROPOSED
                                                         MAXIMUM           MAXIMUM
         TITLE OF SECURITIES            AMOUNT BEING  OFFERING PRICE      AGGREGATE      AMOUNT OF REGISTRATION
           BEING REGISTERED              REGISTERED    PER UNIT(1)    OFFERING PRICE(1)        FEE(1)(2)
Series M7 AMPs, par value $0.001......     3,760         $25,000         $94,000,000           $11,909.80


(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.


(2) Includes registration fees paid on September 29, 2004, of $126.70

                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

________________________________________________________________________________

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED NOVEMBER 12, 2004


PROSPECTUS                      [COHEN & STEERS QUALITY INCOME REALTY FUND LOGO]


                                  $94,000,000
                                 COHEN & STEERS
                        QUALITY INCOME REALTY FUND, INC.
                    AUCTION MARKET PREFERRED SHARES ('AMPS')
                            3,760 SHARES, SERIES M7
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                               -----------------


   Cohen & Steers Quality Income Realty Fund, Inc. (the 'Fund') is offering 3,760 Series M7 Auction Market Preferred Shares. The shares are referred to in this Prospectus as 'AMPS.' The Fund is a non-diversified, closed-end management investment company. The Fund's primary investment objective is high current income through investment in real estate securities and its secondary investment objective is capital appreciation. Under normal market conditions, the Fund will invest at least 90% of its total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of the Fund's total assets will be invested in income producing equity securities issued by high quality REITs. The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in non-investment grade preferred stock or debt securities (commonly known as 'junk bonds'). There can be no assurance that the Fund will achieve its investment objectives. See 'Investment Objectives and Policies.' The Fund's investment manager is Cohen & Steers Capital Management, Inc.


                                                   (continued on following page)


   INVESTING IN THE AMPS INVOLVES RISKS THAT ARE DESCRIBED IN THE 'RISK FACTORS' SECTION BEGINNING ON PAGE 25 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.

                               -----------------


                                                              PER SHARE               TOTAL
                                                              ---------               -----
Public offering price.......................................   $25,000                  $
Sales load..................................................      $250                  $
Proceeds to the Fund(1).....................................   $24,750                  $


   (1) Not including offering expenses payable by the Fund estimated to be $


   The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.


   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


   The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only through the facilities
of The Depository Trust Company, on or about            , 2004.


-----------------
MERRILL LYNCH & CO.
               CITIGROUP
                                A.G. EDWARDS
                                                UBS INVESTMENT BANK
                                                             WACHOVIA SECURITIES

                               -----------------

               The date of this Prospectus is            , 2004.

    Investors in the AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's common shares as to distribution of assets as described in this Prospectus. See 'Description of AMPS.' As of November 8, 2004, the Fund has outstanding 13,600 shares of five other series of preferred stock: 2,800 Series T AMPS, par value $.001 per share (the 'Series T AMPS'), 2,800 Series W AMPS, par value $.001 per share (the 'Series W AMPS'), 2,800 Series TH AMPS, par value $.001 per share (the
'Series TH AMPS'), 2,800 Series F AMPS, par value $.001 per share (the
'Series F AMPS'), and 2,400 Series M28 AMPS, par value $.001 per share (the 'Series M28 AMPS'). References to the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS refer to Taxable Auction Market Preferred Shares. The AMPS offered in this Prospectus rank on a parity with the Series T AMPS, Series W AMPS, Series TH AMPS, Series F AMPS and Series M28 AMPS with respect to dividends and liquidation preference. The AMPS and any other outstanding shares of preferred stock have priority over the Fund's common shares as to dividends and distribution of assets as described in this Prospectus. See 'Description of AMPS.' The dividend rate for the initial
dividend period will be    % for the AMPS. The initial dividend period is from
the date of issuance through             , 2004 for the AMPS. For subsequent
dividend periods, the AMPS will pay dividends based on a rate set at auction, usually held every seven days. Prospective purchasers should note: (1) a buy order (called a 'bid order') or sell order is a commitment to buy or sell the AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction. Investors may only buy or sell the AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this Prospectus. Broker-dealers are not required to maintain a secondary market in the AMPS, and a secondary market may not provide you with liquidity. The Fund may redeem the AMPS as described under 'Description of AMPS -- Redemption.'



    The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



    The AMPS will be senior to the Fund's outstanding common shares. The AMPS are not listed on an exchange. The Fund's common shares are traded on the New York Stock Exchange (the 'NYSE') under the symbol 'RQI.' It is a condition of closing this offering that the AMPS be offered with a rating of 'AAA' from Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc. ('S&P') and of 'Aaa' from Moody's Investors Service, Inc. ('Moody's').

                        TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Financial Highlights........................................   17
The Fund....................................................   19
Use of Proceeds.............................................   19
Capitalization..............................................   20
Investment Objectives and Policies..........................   21
Use of Leverage.............................................   23
Risk Factors................................................   25
How the Fund Manages Risk...................................   32
Management of the Fund......................................   34
Description of AMPS.........................................   36
The Auction.................................................   44
Description of Common Shares................................   48
Certain Provisions of the Charter and By-Laws...............   48
Conversion to Open-End Fund.................................   50
Repurchase of Common Shares.................................   51
U.S. Federal Taxation.......................................   51
Underwriting................................................   56
Custodian, Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   57
Legal Opinions..............................................   57
Independent Registered Public Accounting Firm...............   57
Further Information.........................................   57
Table of Contents for the Statement of Additional
  Information...............................................   59



                              -------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE AND THE UNDERWRITERS HAVE NOT AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE AND THE UNDERWRITERS ARE NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.



    This Prospectus sets forth concisely information about the Fund you should know before investing. You should read the Prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated             , 2004, as it may be supplemented (the 'SAI'),
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into (which means it is considered part of) this Prospectus. You can review the table of contents of the SAI on page 59 of this Prospectus. You may request a free copy of the SAI by calling (800) 437-9912. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov).

                               PROSPECTUS SUMMARY


    This is only a summary. This summary does not contain all of the information that you should consider before investing in AMPS. You should review the more detailed information contained in this Prospectus and in the SAI, especially the information set forth under the heading 'Risk Factors.'



THE FUND.....................................  The Cohen & Steers Quality Income Realty Fund, Inc.
                                               (the 'Fund') is a non-diversified, closed-end
                                               management investment company. The Fund was organized
                                               as a Maryland corporation on August 22, 2001 and is
                                               registered under the Investment Company Act of 1940,
                                               as amended (the '1940 Act'). The Fund commenced
                                               investment operations on February 28, 2002 upon the
                                               closing of an initial public offering of 34,000,000
                                               common shares, par value $.001 per share ('Common
                                               Shares'). On March 8, 2002 and March 21, 2002, the
                                               Fund issued 2,000,000 and 1,700,000 additional Common
                                               Shares, respectively, in connection with a partial
                                               exercise by the underwriters of the overallotment
                                               option. The Fund issued 2,800 Series T AMPS, 2,800
                                               Series W AMPS, 2,800 Series TH AMPS and 2,800
                                               Series F AMPS on April 4, 2002. The Fund issued 2,400
                                               Series M28 AMPS on September 15, 2003. References to
                                               the AMPS and the Series T, Series W, Series TH,
                                               Series F and Series M28 AMPS refer to Taxable Auction
                                               Market Preferred Shares. As of November 8, 2004, the
                                               Fund had 38,856,074 Common Shares outstanding and net
                                               assets, plus the liquidation value of the Series T
                                               AMPS, Series W AMPS, Series TH AMPS, Series F AMPS
                                               and Series M28 AMPS, of $1,148,956,226. The Fund's
                                               principal office is located at 757 Third Avenue, New
                                               York, New York 10017, and its telephone number is
                                               (212) 832-3232.

THE OFFERING.................................  The Fund is offering 3,760 Series M7 Auction Market
                                               Preferred Shares, par value $.001 (the 'AMPS'), at a
                                               purchase price of $25,000 per share plus dividends,
                                               if any, that have accumulated from the date the Fund
                                               first issues the AMPS. The AMPS are offered through a
                                               group of underwriters led by Merrill Lynch, Pierce,
                                               Fenner & Smith Incorporated ('Merrill Lynch').
                                               The AMPS entitle their holders to receive cash
                                               dividends at an annual rate that may vary for the
                                               successive dividend periods for the AMPS. In general,
                                               except as

                                               described under ' -- Dividends and Rate Periods'
                                               below and 'Description of AMPS -- Dividends and Rate
                                               Periods,' the dividend period for the AMPS will be
                                               seven days. The auction agent will determine the
                                               dividend rate for a particular period by an auction
                                               conducted on the business day immediately prior to
                                               the start of that rate period. See 'The Auction.'

                                               The AMPS are not listed on an exchange. Instead,
                                               investors may buy or sell the AMPS in an auction by
                                               submitting orders to broker-dealers that have entered
                                               into an agreement with the auction agent and the
                                               Fund.

                                               Generally, investors in the AMPS will not receive
                                               certificates representing ownership of their shares.
                                               The securities depository (The Depository Trust
                                               Company or any successor) or its nominee for the
                                               account of the investor's broker-dealer will maintain
                                               record ownership of the AMPS in book-entry form. An
                                               investor's broker-dealer, in turn, will maintain
                                               records of that investor's beneficial ownership of
                                               the AMPS.

RATINGS......................................  The Fund will issue the AMPS only if such shares have received a credit quality rating of 'AAA' from S&P
                                               and 'Aaa' from Moody's. These ratings are an
                                               assessment of the capacity and willingness of an
                                               issuer to pay preferred stock obligations. The
                                               ratings are not a recommendation to purchase, hold or
                                               sell those shares inasmuch as the rating does not
                                               comment as to the market price or suitability for a
                                               particular investor. The rating agency guidelines
                                               described above also do not address the likelihood
                                               that an owner of the AMPS will be able to sell such
                                               shares in an auction or otherwise. The ratings are
                                               based on current information furnished to Moody's and
                                               S&P by the Fund and the Investment Manager and
                                               information obtained from other sources. The ratings
                                               may be changed, suspended or withdrawn from other
                                               sources in the rating agencies' discretion as a
                                               result of changes in, or the unavailability of, such
                                               information. See 'Description of AMPS -- Rating
                                               Agency Guidelines.'

USE OF PROCEEDS..............................  The net proceeds of the AMPS will be invested in accordance with the policies set forth under
                                               'Investment Objectives and Policies.' The Fund
                                               estimates that the net proceeds of this offering will
                                               be fully invested in accordance with the Fund's
                                               investment objectives and

                                               policies within four months of the completion of this
                                               offering.

INVESTMENT OBJECTIVES AND POLICIES...........  Our primary investment objective is high current income through investment in real estate securities.
                                               Capital appreciation is a secondary investment
                                               objective. Our investment objectives and certain
                                               investment policies are considered fundamental and
                                               may not be changed without stockholder approval. See
                                               'Investment Objectives and Policies.'

                                               Under normal market conditions, the Fund seeks to
                                               achieve its investment objectives by investing at
                                               least 90% of its total assets in common stocks,
                                               preferred stocks and other equity securities issued
                                               by real estate companies, such as REITs. At least 80%
                                               of the Fund's total assets will be invested in income
                                               producing equity securities issued by high quality REITs,
                                               and substantially all of the equity securities
                                               of real estate companies in which we intend to invest
                                               are traded on a national securities exchange or in
                                               the over-the-counter market. High quality REITs are
                                               companies that, in the opinion of the Investment
                                               Manager, offer excellent prospects for consistent,
                                               above-average revenue and earnings growth. To
                                               determine whether a company is of high quality, the
                                               Investment Manager generally looks to a strong record
                                               of earnings growth, as well as to a company's current
                                               ratio of debt to capital and the quality of its
                                               management. All of the REITs in which the Fund will
                                               invest will have a market capitalization greater than
                                               $100 million. A real estate company generally derives
                                               at least 50% of its revenue from real estate or has
                                               at least 50% of its assets in real estate. A REIT is
                                               a company dedicated to owning, and usually operating,
                                               income producing real estate, or to financing real
                                               estate. REITs are generally not taxed on income
                                               distributed to stockholders provided they distribute
                                               to their stockholders substantially all of their
                                               income and otherwise comply with the requirements of
                                               the Internal Revenue Code of 1986, as amended (the
                                               'Code'). As a result, REITs generally pay relatively
                                               high dividends (as compared to other types of
                                               companies) and the Fund intends to use these REIT
                                               dividends in an effort to meet its objective of high
                                               current income. The Fund may invest up to 10% of our
                                               total assets in debt

                                               securities issued or guaranteed by real estate
                                               companies. The Fund currently invests approximately
                                               19.86% of its total assets in common stocks of real
                                               estate companies and approximately 79.74% of its
                                               total assets in preferred stocks of real estate
                                               companies, although the actual percentage of common
                                               and preferred stocks in the Fund's investment
                                               portfolio may vary over time. The Fund will not
                                               invest more than 20% of the Fund's total assets in
                                               preferred stock or debt securities rated below
                                               investment grade (commonly known as 'junk bonds') or
                                               unrated securities of comparable quality. Preferred
                                               stock or debt securities will be considered to be
                                               investment grade if, at the time of investment, such
                                               security has a rating of 'BBB-' or higher by S&P,
                                               'Baa3' or higher by Moody's or an equivalent rating
                                               by a nationally recognized statistical rating agency.
                                               The Investment Manager may also invest in preferred
                                               stock or debt securities which are unrated but which,
                                               in the opinion of the Investment Manager, are
                                               determined to be of equivalent quality. All of the
                                               Fund's investments will be in securities of U.S.
                                               issuers and we will generally not invest more than
                                               10% of the Fund's total assets in the securities of
                                               one issuer. There can be no assurance that the Fund's
                                               investment objectives will be achieved. See
                                               'Investment Objectives and Policies.'

INVESTMENT MANAGER...........................  Cohen & Steers Capital Management, Inc. (the
                                               'Investment Manager') is the investment manager of
                                               the Fund pursuant to an Investment Management
                                               Agreement. The Investment Manager, which was formed
                                               in 1986, is a leading firm specializing in the
                                               management of real estate securities portfolios and
                                               as of September 30, 2004 had approximately
                                               $16.1 billion in assets under management. Its clients
                                               include pension plans, endowment funds and mutual
                                               funds, including some of the largest open-end and
                                               closed-end real estate funds. The Investment Manager,
                                               whose principal business address is 757 Third Avenue,
                                               New York, New York 10017, is also responsible for
                                               providing administrative services, and assisting the
                                               Fund with operational needs pursuant to an
                                               administration agreement (the 'Administration
                                               Agreement'). In accordance with the terms of the
                                               Administration Agreement, the Fund has entered into
                                               an agreement with State Street Bank and

                                               Trust Company ('State Street Bank') to perform
                                               certain administrative functions subject to the
                                               supervision of the Investment Manager (the
                                               'Sub-Administration Agreement'). See 'Management of
                                               the Fund -- Administration and Sub-Administration
                                               Agreement.'

USE OF LEVERAGE..............................  The Fund may, but is not required to, use financial leverage for investment purposes. In addition to
                                               issuing the AMPS, the Fund may borrow money or issue
                                               debt securities such as commercial paper or notes.
                                               Any such borrowings will have seniority over the AMPS
                                               and any other outstanding shares of preferred stock,
                                               and payments to holders of the AMPS and any other
                                               outstanding shares of preferred stock in liquidation
                                               or otherwise will be subject to the prior payment of
                                               any borrowings. Since the Investment Manager's fee is
                                               based upon a percentage of the Fund's managed assets,
                                               which include assets attributable to any outstanding
                                               leverage, the investment management fee will be
                                               higher if the Fund is leveraged and the Investment
                                               Manager will have an incentive to be more aggressive
                                               and leverage the Fund. See 'Use of Leverage.'

PRINCIPAL INVESTMENT RISKS...................  Risk is inherent in all investing. Therefore, before investing in the AMPS and the Fund you should
                                               consider certain risks carefully. The primary risks
                                               of investing in the AMPS are:

                                                  the Fund will not be permitted to declare
                                                  dividends or other distributions with respect to your
                                                  AMPS or redeem your AMPS unless the Fund meets
                                                  certain asset coverage requirements required by
                                                  the 1940 Act and the rating agencies;

                                                  if you try to sell your AMPS between auctions you
                                                  may not be able to sell any or all of your shares
                                                  or you may not be able to sell them for $25,000
                                                  per share or $25,000 per share plus accumulated
                                                  but unpaid dividends, if any, whether or not
                                                  earned or declared. If the Fund has designated a
                                                  special rate period, changes in interest rates
                                                  could affect the price you would receive if you
                                                  sold your shares in the secondary market. You may
                                                  transfer your shares outside of auctions only to
                                                  or through a broker-dealer that has entered into
                                                  an agreement with the auction agent and the Fund
                                                  or other person as the Fund permits.

                                                  if an auction fails, you may not be able to sell
                                                  some or all of your AMPS;

                                                  you may receive less than the price you paid for
                                                  your AMPS if you sell them outside of the auction,
                                                  especially when market interest rates are rising;

                                                  a rating agency could downgrade the rating
                                                  assigned to the AMPS, which could affect liquidity;
                                                  the Fund may be forced to redeem your AMPS to meet
                                                  regulatory or rating agency requirements or may
                                                  voluntarily redeem your shares in certain
                                                  circumstances;

                                                  restrictions imposed by the 1940 Act and by rating
                                                  agencies on the declaration and payment of
                                                  dividends to the holders of the Fund's Common
                                                  Shares and AMPS and any other outstanding shares
                                                  of preferred stock might impair the Fund's ability
                                                  to maintain its qualification as a regulated
                                                  investment company for federal income tax
                                                  purposes;

                                                  in certain circumstances the Fund may not earn
                                                  sufficient income from its investments to pay
                                                  dividends on the AMPS;

                                                  the AMPS will be junior to any borrowings;

                                                  any borrowings may constitute a substantial lien
                                                  and burden on the AMPS by reason of its priority
                                                  claim against the income of the Fund and against
                                                  the net assets of the Fund in liquidation;

                                                  if the Fund leverages through borrowings, the Fund
                                                  may not be permitted to declare dividends or other
                                                  distributions with respect to the AMPS or purchase
                                                  the AMPS unless at the time thereof the Fund meets
                                                  certain asset coverage requirements and the
                                                  payments of principal and of interest on any such
                                                  borrowings are not in default;

                                                  the value of the Fund's investment portfolio may
                                                  decline, reducing the asset coverage for the AMPS;
                                                  and

                                                  if an issuer of a common stock in which the Fund
                                                  invests experiences financial difficulties or if
                                                  an issuer's preferred stock or debt security is
                                                  downgraded or defaults or if an issuer in which
                                                  the Fund invests is affected by other adverse
                                                  market factors, there may be

                                                  a negative impact on the income and/or asset value
                                                  of the Fund's investment portfolio. See 'Risk
                                                  Factors -- Risks of Investing in AMPS.'

                                               In addition, although the offering of the AMPS is
                                               conditioned upon receipt of ratings of 'AAA' from S&P
                                               and 'Aaa' from Moody's for the AMPS, there are
                                               additional risks related to the investment policies
                                               of and an investment in the Fund, such as:

                                               Real Estate Risks. Since the Fund concentrate its
                                               assets in the real estate industry, the Fund's
                                               investments will be closely linked to the performance
                                               of the real estate markets. Property values may fall
                                               due to increasing vacancies or declining rents
                                               resulting from economic, legal, cultural or
                                               technological developments. REIT prices also may drop
                                               because of the failure of borrowers to pay their
                                               loans and poor management. Many REITs utilize
                                               leverage, which increases investment risk and could
                                               adversely affect a REIT's operations and market value
                                               in periods of rising interest rates as well as risks
                                               normally associated with debt financing. In addition,
                                               there are specific risks associated with particular
                                               sectors of real estate investments such as retail,
                                               office, hotel, healthcare, and multifamily
                                               properties.

                                               The Fund may also invest in preferred stocks and debt
                                               securities of real estate companies. These securities
                                               also are more sensitive to changes in interest rates
                                               than common stocks. When interest rates rise, the
                                               value of preferred stocks and debt securities may
                                               fall. See 'Risk Factors -- General Risks of Investing
                                               in the Fund -- General Real Estate Risks.'

                                               Lower-Rated Securities Risk. Lower-rated preferred
                                               stock or debt securities, or equivalent unrated
                                               securities, which are commonly known as 'junk bonds,'
                                               generally involve greater volatility of price and
                                               risk of loss of income and principal, and may be more
                                               susceptible to real or perceived adverse economic and
                                               competitive industry conditions than higher grade
                                               securities. It is reasonable to expect that any
                                               adverse economic conditions could disrupt the market
                                               for lower-rated securities, have an adverse impact on
                                               the value of those securities, and adversely affect
                                               the ability of the issuers of those securities to
                                               repay principal and interest on those

                                               securities. See 'Risk Factors -- General Risks of
                                               Investing in the Fund -- Lower-Rated Securities
                                               Risk.'

                                               Tax Risk. The Fund's investment program and the tax
                                               treatment of Fund distributions may be affected by
                                               Internal Revenue Service ('IRS') interpretations of
                                               the Code and future changes in tax laws and
                                               regulations. In particular, the provisions that
                                               currently apply to the favorable tax treatment of
                                               qualified dividend income are scheduled to expire on
                                               December 31, 2008 unless future legislation is passed
                                               to make the provisions effective beyond this date.
                                               The Fund does not expect a significant portion of the
                                               Fund's distributions to be derived from qualified
                                               dividend income. See 'Risk Factors -- General Risks
                                               of Investing in the Fund -- Tax Risk.' See also 'U.S.
                                               Federal Taxation.'

                                               Non-Diversified Status. Because we, as a
                                               non-diversified investment company, may invest in a
                                               smaller number of individual issuers than a
                                               diversified investment company, an investment in the
                                               Fund presents greater risk to you than an investment
                                               in a diversified company. We intend to comply with
                                               the diversification requirements of the Code
                                               applicable to regulated investment companies. See
                                               'Risk Factors -- General Risks of Investing in the
                                               Fund -- Non-Diversified Status.' See also 'U.S.
                                               Federal Taxation' in the SAI.

                                               Anti-Takeover Provisions. Certain provisions of the
                                               Fund's Articles of Incorporation (which, as hereafter
                                               amended, restated or supplemented from time to time,
                                               and together with the Articles Supplementary, is
                                               referred to as the 'Charter') and By-Laws may have
                                               the effect of limiting the ability of other entities
                                               or persons to acquire control of the Fund or to
                                               change the Fund's structure. These provisions may
                                               also have the effect of depriving you of an
                                               opportunity to redeem your AMPS. These include
                                               provisions for staggered terms of office for
                                               directors, super-majority voting requirements for
                                               merger, consolidation, liquidation, termination and
                                               asset sale transactions, amendments to the Charter
                                               and conversion to open-end status. See 'Risk
                                               Factors -- Anti-Takeover Provisions.' See also
                                               'Description of Common Shares' and 'Certain
                                               Provisions of the Charter and By-Laws.'

                                               Market Disruption Risk. The aftermath of the war in
                                               Iraq and the continuing occupation of Iraq,
                                               instability in

                                               the Middle East and terrorist attacks in the U.S. and
                                               around the world may have resulted in market
                                               volatility and may have long-term effects on the U.S.
                                               and worldwide financial markets and may cause further
                                               economic uncertainties in the U.S. and worldwide.
                                               These events could also adversely affect individual
                                               issuers and securities markets, interest rates,
                                               auctions and auction participants, secondary trading,
                                               ratings, credit risk, inflation, deflation and other
                                               factors relating to the AMPS. The Fund does not know
                                               how long the securities markets will continue to be
                                               affected by these events and cannot predict the
                                               effects of the occupation or similar events in the
                                               future on the U.S. economy and securities markets.
                                               See 'Risk Factors -- General Risks of Investing in
                                               the Fund -- Market Disruption Risk.'

                                               For further discussion of the risks associated with
                                               investing in the AMPS and the Fund, see 'Risk
                                               Factors.'

DIVIDENDS AND RATE PERIODS...................  The table below shows the dividend rate, the dividend payment date and the number of days for the initial
                                               rate period on the AMPS offered in this Prospectus.
                                               For subsequent dividend periods, the AMPS will pay
                                               dividends based on a rate set at auctions normally
                                               held every seven days. In most instances, dividends
                                               are payable on the first business day following the
                                               end of the rate period. The rate set at auction will
                                               not exceed the applicable maximum rate.

                                               The dividend payment date for special rate periods
                                               will be set out in the notice designating a special
                                               rate period. Dividends on the AMPS will be cumulative
                                               from the date the shares are first issued and will be
                                               paid out of legally available funds.



                                                            INITIAL    DIVIDEND PAYMENT DATE      NUMBER OF
                                                            DIVIDEND        FOR INITIAL        DAYS OF INITIAL
                                                              RATE          RATE PERIOD          RATE PERIOD
                                                              ----          -----------          -----------
                                                Series M7..       %                   , 2004           days



                                               The Fund may, subject to certain conditions,
                                               designate special rate periods of more than seven
                                               days.

                                               The Fund may not designate a special rate period
                                               unless sufficient clearing bids were made in the most
                                               recent auction. In addition, full cumulative
                                               dividends, any amounts due with respect to mandatory
                                               redemptions and

                                               any additional dividends payable prior to such date
                                               must be paid in full. The Fund also must have
                                               received confirmation from Moody's and S&P or any
                                               substitute rating agency that the proposed special
                                               rate period will not adversely affect such agency's
                                               then-current rating on the AMPS and the lead
                                               Broker-Dealer designated by the Fund, initially
                                               Merrill Lynch, must not have objected to declaration
                                               of a special rate period.

                                               See 'Description of AMPS -- Dividends and Rate
                                               Periods' and ' -- Designation of Special Rate
                                               Periods' and 'The Auction.'

SECONDARY MARKET TRADING.....................  Broker-dealers may, but are not obligated to, maintain a secondary trading market in the AMPS
                                               outside of auctions. There can be no assurance that a
                                               secondary market will provide owners with liquidity.
                                               You may transfer shares outside of auctions only to
                                               or through a broker-dealer that has entered into an
                                               agreement with the auction agent and the Fund, or
                                               other persons as the Fund permits.

INTEREST RATE TRANSACTIONS...................  In order to seek to reduce the interest rate risk inherent in the Fund's underlying investments and
                                               capital structure, the Fund may enter into interest
                                               rate swap or cap transactions. The use of interest
                                               rate swaps and caps is a highly specialized activity
                                               that involves investment techniques and risks
                                               different from those associated with ordinary
                                               portfolio security transactions. In an interest rate
                                               swap, the Fund would agree to pay to the other party
                                               to the interest rate swap (which is known as the
                                               'counterparty') a fixed rate payment in exchange for
                                               the counterparty agreeing to pay to the Fund a
                                               variable rate payment that is intended to approximate
                                               the Fund's variable rate payment obligation on the
                                               AMPS and any other outstanding shares of preferred
                                               stock. The payment would be based on the notional
                                               amount of the swap. In an interest rate cap, the Fund
                                               would pay a premium to the counterparty to the
                                               interest rate cap and, to the extent that a specified
                                               variable rate index exceeds a predetermined fixed
                                               rate, would receive from the counterparty payments of
                                               the difference based on the notional amount of such
                                               cap. If the counterparty to an interest rate swap or
                                               cap defaults, the Fund would be obligated to make the
                                               payments that it had intended to avoid. Depending on
                                               the general state of short-term interest rates and
                                               the returns on the Fund's portfolio

                                               securities at that point in time, this default could
                                               negatively impact the Fund's ability to make dividend
                                               payments on the AMPS and any other outstanding shares
                                               of preferred stock. In addition, at the time an
                                               interest rate swap or cap transaction reaches its
                                               scheduled termination date, there is a risk that the
                                               Fund will not be able to obtain a replacement
                                               transaction or that the terms of the replacement will
                                               not be as favorable as on the expiring transaction.
                                               If this occurs, it could have a negative impact on
                                               the Fund's ability to make dividend payments on the
                                               AMPS. If the Fund fails to maintain the required
                                               asset coverage on the AMPS and any other outstanding
                                               shares of preferred stock or fails to comply with
                                               other covenants, the Fund may be required to redeem
                                               some or all of these shares. Such redemption likely
                                               would result in the Fund seeking to terminate early
                                               all or a portion of any swap or cap transaction.
                                               Early termination of the swap could result in a
                                               termination payment by or to the Fund. Early
                                               termination of a cap could result in a termination
                                               payment to the Fund. The Fund would not enter into
                                               interest rate swap or cap transactions having a
                                               notional amount that exceeded the outstanding amount
                                               of the AMPS and any other outstanding shares of
                                               preferred stock. See 'How the Fund Manages
                                               Risk -- Interest Rate Transactions' for additional
                                               information.

ASSET MAINTENANCE............................  Under the Fund's Articles Supplementary for the AMPS,
                                               which establishes and fixes the rights and
                                               preferences of the shares of the AMPS and the
                                               respective Articles Supplementary for the Series T,
                                               Series W, Series TH, Series F and Series M28 AMPS,
                                               the Fund must maintain:

                                                  asset coverage of the AMPS and the Series T,
                                                  Series W, Series TH, Series F and Series M28 AMPS
                                                  as required by the rating agency or agencies
                                                  rating each of those AMPS, and

                                                  asset coverage of at least 200% with respect to
                                                  senior securities that are stock, including the AMPS
                                                  and the Series T, Series W, Series TH, Series F
                                                  and Series M28 AMPS.

                                               In the event that the Fund does not maintain or cure
                                               these coverage tests, some or all of the AMPS will be
                                               subject to mandatory redemption. See 'Description of
                                               AMPS -- Redemption.'

                                               Based on the composition of the Fund's portfolio as
                                               of November 8, 2004, the asset coverage of the AMPS
                                               (and the Series T, Series W, Series TH, Series F and
                                               Series M28 AMPS) as measured pursuant to the 1940 Act
                                               would be approximately 286% if the Fund were to issue
                                               all of the AMPS offered in this Prospectus,
                                               representing approximately 35% of the Fund's managed
                                               assets (as defined below).

REDEMPTION...................................  The Fund does not expect to and ordinarily will not redeem the AMPS. However, under the Articles
                                               Supplementary, it may be required to redeem the AMPS
                                               in order, for example, to meet an asset coverage
                                               ratio or to correct a failure to meet a rating agency
                                               guideline in a timely manner. The Fund may also
                                               voluntarily redeem the AMPS without the consent of
                                               holders of the AMPS under certain conditions. See
                                               'Description of AMPS -- Redemption.'

LIQUIDATION PREFERENCE.......................  The liquidation preference (that is, the amount the
                                               Fund must pay to holders of the AMPS if the Fund is
                                               liquidated) for the AMPS will be $25,000 per share
                                               plus accumulated but unpaid dividends, if any,
                                               whether or not earned or declared.

VOTING RIGHTS................................  The 1940 Act requires that holders of the AMPS and the holders of any other series of outstanding
                                               preferred stock of the Fund, voting together as a
                                               separate class, have the right to:

                                                  elect at least two directors at all times, and

                                                  elect a majority of the directors if at any time
                                                  the Fund fails to pay dividends on the AMPS, or any
                                                  other series of preferred stock of the Fund, for
                                                  two full years and will continue to be so
                                                  represented until all dividends in arrears have
                                                  been paid or otherwise provided for.

                                               The holders of the AMPS, and the holders of any other
                                               series of preferred stock of the Fund, will vote as a
                                               separate class or series on other matters as required
                                               under the Fund's Charter, the 1940 Act and Maryland
                                               law. On all other matters, holders of the AMPS will
                                               vote together with the holders of Common Shares and
                                               each share of any other series of preferred stock of
                                               the Fund. Each Common Share, each share of the AMPS
                                               and each share of any other series of preferred stock
                                               of the Fund is entitled to one vote per share.

FEDERAL INCOME TAXATION......................  The distributions with respect to the AMPS (other than distributions in redemption of the AMPS subject
                                               to Section 302(b) of the Code) will constitute
                                               dividends to the extent of the Fund's current or
                                               accumulated earnings and profits, as calculated for
                                               federal income tax purposes. Such dividends generally
                                               will, except in the case of distributions of
                                               qualified dividend income and net capital gains, be
                                               taxable as ordinary income to holders. Distributions
                                               of net capital gain that are designated by the Fund
                                               as capital gain dividends will be treated as
                                               long-term capital gains in the hands of holders
                                               receiving such distributions. The IRS currently
                                               requires that a regulated investment company that has
                                               two or more classes of stock allocate to each such
                                               class proportionate amounts of each type of its
                                               income (such as ordinary income, capital gains,
                                               dividends qualifying for the dividends received
                                               deduction, qualified dividend income,
                                               interest-related dividends and short-term capital
                                               gain dividends) based upon the percentage of total
                                               dividends distributed to each class for the tax year.
                                               Accordingly, the Fund intends each year to allocate
                                               capital gain dividends, dividends qualifying for the
                                               dividends received deduction, dividends derived from
                                               qualified dividend income, interest-related dividends
                                               and short-term capital gain dividends, if any,
                                               between its Common Shares, the AMPS and the
                                               Series T, Series TH, Series F, Series W and
                                               Series M28 AMPS in proportion to the total dividends
                                               paid to each class or series during or with respect
                                               to such year. The Fund does not expect a significant
                                               portion of Fund distributions to be eligible for the
                                               dividends received deduction or derived from
                                               qualified dividend income. See 'U.S. Federal
                                               Taxation.'

CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND REGISTRAR..........  State Street Bank and Trust Company acts as the
                                               Fund's custodian. The Bank of New York will act as
                                               auction agent, transfer agent, dividend paying agent
                                               and registrar for the AMPS.

                              FINANCIAL HIGHLIGHTS

    Information contained in the table below under the heading 'Per Share Operating Performance' and 'Ratios/Supplemental Data' shows the operating performance of the Fund for the periods indicated.

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the Fund's
Financial Statements included in the SAI dated             , 2004. The table
should be read in conjunction with the Financial Statements and notes thereto.

                                                                                                     FOR THE PERIOD
                                                                FOR THE             FOR THE       FEBRUARY 28, 2002(a)
                                                            SIX MONTHS ENDED      YEAR ENDED            THROUGH
                                                             JUNE 30, 2004     DECEMBER 31, 2003   DECEMBER 31, 2002
                                                              (UNAUDITED)          (AUDITED)           (AUDITED)
PER SHARE OPERATING PERFORMANCE:                              -----------          ---------           ---------
Net asset value per common share, beginning of period.....       $18.43             $13.25               $14.57
                                                                 ------             ------               ------
Income from investment operations:
   Net investment income..................................         0.55(b)            1.04(b)              0.78
   Net realized and unrealized gain/(loss) on investments
    and interest rate swap transactions...................         0.24               5.69                (0.90)
                                                                 ------             ------               ------
      Total income from investment operations.............         0.79               6.73                (0.12)
                                                                 ------             ------               ------
Less dividends and distributions to preferred shareholders
 from:
   Net investment income..................................        (0.05)             (0.07)               (0.09)
   Net realized gain on investments.......................           --              (0.03)               (0.01)
                                                                 ------             ------               ------
      Total dividends and distributions to preferred
        shareholders......................................        (0.05)             (0.10)               (0.10)
                                                                 ------             ------               ------
      Total from investment operations applicable to
        common shares.....................................         0.74               6.63                (0.22)
                                                                 ------             ------               ------
 Less: Offering and organization costs charged to paid-in
      capital -- common shares............................           --                 --                (0.03)
    Offering and organization costs charged to paid-in
      capital -- preferred shares.........................           --              (0.02)               (0.09)
    Preferred Offering Cost Adjustment....................           --(c)              --                   --
    Dilutive effect of common share offering..............           --                 --                (0.03)
                                                                 ------             ------               ------
      Total offering and organization costs...............           --              (0.02)               (0.15)
                                                                 ------             ------               ------
Less dividends and distributions to common shareholders
 from:
   Net investment income..................................        (0.68)             (0.76)               (0.64)
   Net realized gain on investments.......................           --              (0.41)               (0.08)
   Tax return of capital..................................           --              (0.26)               (0.23)
                                                                 ------             ------               ------
      Total dividends and distributions to common
        shareholders......................................        (0.68)             (1.43)               (0.95)
                                                                 ------             ------               ------
Net increase/(decrease) in net asset value per common
 share....................................................         0.06               5.18                (1.32)
                                                                 ------             ------               ------
Net asset value, per common share, end of period..........       $18.49             $18.43               $13.25
                                                                 ------             ------               ------
                                                                 ------             ------               ------
Market value, per common share, end of period.............       $16.70             $17.85               $13.05
                                                                 ------             ------               ------
                                                                 ------             ------               ------
Net asset value total return(d)...........................         4.26%(e)          52.61%               -2.73%(e)
                                                                 ------             ------               ------
                                                                 ------             ------               ------
Market value return(d)....................................        -2.77%(e)          50.07%               -6.95%(e)
                                                                 ------             ------               ------
                                                                 ------             ------               ------

---------
(a) Commencement of operations.
(b) Calculation based on average shares outstanding.

(c) Less than $.005 per share. See Note 5 to the financial statements.


(d) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions that would have been paid by investors. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Net asset value total return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(e) Not annualized.

                                                                                                 FOR THE PERIOD
                                                            FOR THE             FOR THE       FEBRUARY 28, 2002(a)
                                                        SIX MONTHS ENDED      YEAR ENDED            THROUGH
                                                         JUNE 30, 2004     DECEMBER 31, 2003   DECEMBER 31, 2002
                                                          (UNAUDITED)          (AUDITED)           (AUDITED)
RATIOS/SUPPLEMENTAL DATA:                                 -----------          ---------           ---------
Net assets applicable to common shares, end of period
 (in millions)........................................      $  718.4           $  716.1             $  512.0
                                                            --------           --------             --------
                                                            --------           --------             --------
Ratio of expenses to average daily net assets
 applicable to common shares (before expense
 reduction)(f)........................................          1.53%(c)           1.57%                1.52%(c)
                                                            --------           --------             --------
                                                            --------           --------             --------
Ratio of expenses to average daily net assets
 applicable to common shares (net of expense
 reduction)(f)........................................          1.06%(c)           1.09%                1.05%(c)
                                                            --------           --------             --------
                                                            --------           --------             --------
Ratio of net investment income to average daily net
 assets applicable to common shares (before expense
 reduction)(f)........................................          5.53%(c)           6.39%                6.82%(c)
                                                            --------           --------             --------
                                                            --------           --------             --------
Ratio of net investment income to average daily net
 assets applicable to common shares (net of expense
 reduction)(f)........................................          6.00%(c)           6.88%                7.29%(c)
                                                            --------           --------             --------
                                                            --------           --------             --------
Ratio of expenses to average daily managed assets
 (before expense reduction)(b,f)......................          1.04%(c)           1.04%                1.04%(c)
                                                            --------           --------             --------
                                                            --------           --------             --------
Ratio of expenses to average daily managed assets
 (net of expense reduction)(b,f)......................          0.72%(c)           0.72%                0.72%(c)
                                                            --------           --------             --------
                                                            --------           --------             --------
Portfolio turnover rate...............................          2.05%(d)          20.51%               12.37%(d)
                                                            --------           --------             --------
                                                            --------           --------             --------
PREFERRED SHARES:
Liquidation value, end of period (in 000's)...........      $340,000           $340,000             $280,000
                                                            --------           --------             --------
                                                            --------           --------             --------
Total shares outstanding (in 000's)...................            14                 14                   11
                                                            --------           --------             --------
                                                            --------           --------             --------
Asset coverage per share..............................      $ 77,827           $ 77,653             $ 70,710
                                                            --------           --------             --------
                                                            --------           --------             --------
Liquidation preference per share......................      $ 25,000           $ 25,000             $ 25,000
                                                            --------           --------             --------
                                                            --------           --------             --------
Average market value per share(e).....................      $ 25,000           $ 25,000             $ 25,000
                                                            --------           --------             --------
                                                            --------           --------             --------

---------
(a) Commencement of operations.

(b) Average daily managed assets represent the net assets applicable to common shares plus the liquidation preference of preferred shares.

(c) Annualized.

(d) Not annualized.

(e) Based on weekly prices.

(f) Ratios do not reflect the effects of dividend payments to preferred shareholders.

                                    THE FUND

    The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on August 22, 2001 and is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940 (the '1940 Act'). The Fund issued an aggregate of 34,000,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations with the closing of this initial public offering on February 28, 2002. On March 8, 2002 and March 21, 2002, the Fund issued 2,000,000 and 1,700,000 additional Common Shares, respectively, in connection with a partial exercise by the underwriters of the overallotment option. On April 4, 2002, the Fund issued 2,800 Series T AMPS, 2,800 Series W AMPS, 2,800 Series TH AMPS and 2,800 Series F AMPS. On September 15, 2003, the Fund issued 2,400 Series M28 AMPS. The Fund's Common Shares are traded on the NYSE under the symbol 'RQI.' The Fund's principal office is located at 757 Third Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.


    The following provides information about the Fund's outstanding shares as of November 8, 2004:



                                                                AMOUNT HELD
                                                  AMOUNT      BY THE FUND OR      AMOUNT
TITLE OF CLASS                                  AUTHORIZED    FOR ITS ACCOUNT   OUTSTANDING
--------------                                  ----------    ---------------   -----------
Common Shares.................................   99,986,400          0          38,856,074
Preferred Shares
    Series T AMPS.............................        2,800          0               2,800
    Series TH AMPS............................        2,800          0               2,800
    Series F AMPS.............................        2,800          0               2,800
    Series W AMPS.............................        2,800          0               2,800
    Series M28 AMPS...........................        2,400          0               2,400
    Series M7 AMPS............................            0          0                   0


                                USE OF PROCEEDS


    The Fund estimates that the net proceeds of this offering of the AMPS, after
payment of the sales load and offering expenses, will be $         . The net
proceeds of this offering will be invested in accordance with the policies set forth under 'Investment Objectives and Policies.' The Fund estimates that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within four months of the completion of this offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments. See 'Investment Objectives and Policies.'

                           CAPITALIZATION (UNAUDITED)


    The following table sets forth the unaudited capitalization of the Fund as of November 8, 2004, and as adjusted to give effect to the issuance of the AMPS offered in this Prospectus.



                                                            AS OF NOVEMBER 8, 2004
                                                        -------------------------------
                                                            ACTUAL        AS ADJUSTED
                                                            ------        -----------
                                                                  (UNAUDITED)
Preferred Shares, $0.001 par value, $25,000
  liquidation value; 13,600 shares authorized (2,800
  Series T AMPS, 2,800 Series W AMPS, 2,800
  Series TH AMPS, 2,800 Series F AMPS and 2,400
  Series M28 AMPS outstanding) and 17,360 shares
  authorized after giving effect to the issuance of
  3,760 shares of Series M7 AMPS......................  $  340,000,000   $  434,000,000
                                                        --------------   --------------
Common Shares, $.001 par value per share; As of
  November 8, 2004, 99,986,400 shares authorized
  (before giving effect to the issuance of 3,760
  shares of Series M7 AMPS), 38,856,074 shares
  outstanding.........................................  $       38,856   $       38,856
Paid-in surplus.......................................  $  541,280,114   $  539,944,595
Distributions in excess of net investment income......  $  (36,352,645)  $  (36,352,645)
Accumulated net realized gain (loss) from investment
  transactions........................................  $    6,948,125   $    6,948,125
Net unrealized appreciation (depreciation) of
  investments.........................................  $  297,041,776   $  297,041,776
                                                        --------------   --------------
Net assets applicable to common shares................  $  808,956,226   $  807,620,707
                                                        --------------   --------------
Net assets, plus liquidation preference of Preferred
  Shares..............................................  $1,148,956,226   $1,241,620,707
                                                        --------------   --------------
                                                        --------------   --------------



    As used in this Prospectus, unless otherwise noted, the Fund's 'managed assets' include assets of the Fund attributable to the AMPS and any other outstanding shares of preferred stock, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of the AMPS and any other outstanding shares of preferred stock from 'managed assets' so long as the AMPS and any other outstanding shares of preferred stock have redemption features that are not solely within the control of the Fund. In connection with the rating of the AMPS and any other outstanding shares of preferred stock, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Charter. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the AMPS. For all regulatory purposes, the Fund's AMPS will be treated as stock (rather than indebtedness).

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL


    Our primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of stockholders. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of stockholders, although the Fund has no current intention of doing so. The Fund has a fundamental investment policy of concentrating its investments in the U.S. real estate industry and not in any other industry. Under normal market conditions, the Fund will invest at least 90% of its total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs. At least 80% of our total assets will be invested in income producing equity securities issued by high quality REITs and substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. High quality REITs are companies that, in the opinion of the Investment Manager, offer excellent prospects for consistent, above-average revenue and earnings growth. To determine whether a company is of high quality, the Investment Manager generally looks to a strong record of earnings growth, as well as to a company's current ratio of debt to capital and the quality of its management. All of the REITs in which the Fund will invest will have a market capitalization greater than $100 million. The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') or unrated securities of comparable quality. Preferred stock or debt securities will be considered investment grade if, at the time of investment, it is rated 'BBB-' or higher by S&P, 'Baa3' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or is unrated but judged to be of comparable quality by the Investment Manager. Preferred stock or debt securities of below investment grade (BB/Ba or below) are commonly referred to as 'junk bonds.' The Investment Manager may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Manager, are determined to be of equivalent quality. See Appendix A in the SAI for a description of bond ratings. These two policies are fundamental and cannot be changed without the approval of a majority of the Fund's voting securities, as defined in the 1940 Act, as amended. The Fund will invest only in securities of U.S. issuers and generally will not invest more than 10% of the Fund's total assets in the securities of one issuer.


    The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with the interest rate swap or interest rate cap transactions. See 'How the Fund Manages Risk -- Interest Rate Transactions.' There can be no assurance that the Fund's investment objectives will be achieved.

INVESTMENT STRATEGIES

    In making investment decisions on behalf of the Fund, the Investment Manager relies on a fundamental analysis of each company. The Investment Manager reviews each company's potential for success in light of the company's current financial condition, its industry and sector position, and economic and market conditions. The Investment Manager also evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

PORTFOLIO COMPOSITION

    The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

    Real Estate Companies. For purposes of the Fund's investment policies, a real estate company is one that:

      derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

      has at least 50% of its assets in such real estate.

    Under normal market conditions, the Fund will invest at least 90% of its total assets in the equity securities of real estate companies. These equity securities can consist of:

      common stocks (including REIT shares);

      preferred stocks;

      rights or warrants to purchase common and preferred stocks; and

      securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's view, a significant element of the securities' value.


    Real Estate Investment Trusts. Under normal market conditions, at least 80% of the Fund's total assets will be invested in income producing equity securities of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to stockholders if, among other things, it distributes to its stockholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and we intend to use these REIT dividends in an effort to meet the current income goal of our investment objectives.


    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.


    Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager invests approximately 19.86% of the Fund's total assets in common shares of real estate companies and approximately 79.74% in preferred shares of real estate companies. The actual percentage of common and preferred shares in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.


    Debt Securities. The Fund may invest a maximum of 10% of its total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.

    Lower-rated Securities. The Fund will not invest more than 20% of its total assets in preferred stock and debt securities rated below investment grade (commonly known as 'junk bonds') and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than 'BBB-' by S&P or lower than 'Baa3' by Moody's) are sometimes referred to as 'high yield' or 'junk' bonds. The Fund may only invest in high yield securities that are rated 'CCC' or higher by S&P, or rated 'Caa' or higher by Moody's, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default at the time of purchase. For a description of bond ratings, see Appendix A of the SAI.


    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent, we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper. See 'Additional Information about Fund Investment Objectives and Policies' in the SAI.

                                USE OF LEVERAGE


    The Fund may issue other preferred shares, in addition to the AMPS and the outstanding Series T, Series W, Series TH, Series F and Series M28 AMPS, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such preferred shares to increase its assets available for investment, the Fund must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the AMPS and any other outstanding shares of preferred stock. The Fund must also comply with certain asset coverage requirements under the 1940 Act. See 'Description of AMPS -- Rating Agency Guidelines.' The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not borrow because the Investment Manager's fees are calculated based on the Fund's managed assets, which include the liquidation preference of any preferred shares, including the AMPS, or any outstanding borrowings. Consequently, the Fund and the Investment Manager may have differing interests in determining whether to leverage the Fund's assets.



    The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, holders of Common Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return 'pick up' will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.



    To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to the holders of Common Shares will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to holders of Common Shares will be less than if leverage had not been used. The Investment Manager may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's holders of Common Shares of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.



    The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the AMPS, other preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Investment Manager does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Manager otherwise views as favorable.



    If and the extent to which the Fund employs leverage in addition to the AMPS and the outstanding Series T, Series W, Series TH, Series F and Series M28 AMPS will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

                                  RISK FACTORS


    Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in the AMPS.



RISKS OF INVESTING IN AMPS



    Leverage Risk. The Fund uses financial leverage for investment purposes by issuing preferred shares, including the AMPS. It is currently anticipated that, taking into account the AMPS being offered in this Prospectus, the amount of leverage will represent approximately 35% of the Fund's managed assets (as defined below).



    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund's Common Shares and the asset coverage of the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS. As long as the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS are outstanding, the Fund does not intend to utilize other forms of leverage.



    Because the fees paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value ('NAV') of the Common Shares plus the liquidation preference of the AMPS and the Fund's other outstanding shares of preferred stock), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.



    Interest Rate Risk. The Fund issues preferred shares, such as the AMPS, which pay dividends based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to stockholders of the AMPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See 'How the Fund Manages Risk.'



    Auction Risk. You may not be able to sell your AMPS at an auction if the auction fails, i.e., if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain your AMPS) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See 'Description of AMPS' and 'The Auction.'



    Secondary Market Risk. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a special rate period (a dividend period of more than seven days in the case of the AMPS), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the Auction Agent, that person will not be able to submit bids at auctions with respect to the AMPS. Broker-dealers that maintain a secondary trading market for the AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not registered on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period. In addition, a broker-dealer may, in its own discretion, decide to sell the AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS.



    Securities and Exchange Commission Inquiries. Merrill Lynch has advised the Fund that it and certain broker-dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Those broker-dealers are cooperating and expect to continue to cooperate with the Securities and Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the AMPS or the auctions.



    Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that S&P assigns a rating of 'AAA' and Moody's assigns a rating of 'Aaa' to the AMPS, the ratings do not eliminate or necessarily mitigate the risks of investing in the AMPS. In addition, Moody's, S&P or another rating agency then rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the dividend rate on the AMPS will be the applicable maximum rate based on the credit rating of the AMPS, which will be a rate higher than is payable currently on the AMPS. See 'Description of AMPS -- Rating Agency Guidelines' for a description of the asset maintenance tests the Fund must meet. The Fund may not redeem AMPS if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements.



    Portfolio Security Risk. Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stocks, to make dividend distributions at the level forecast by the Fund's Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager to select securities of real estate companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest up to 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') by S&P or Moody's, or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund's portfolio, the value of those securities could decline, which would jeopardize the rating agencies' ratings of the AMPS. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund's ability to pay dividends on the AMPS and could result in the redemption of some or all of the AMPS.



    Restrictions on Dividends and other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares, the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem the Series T, Series W, Series TH, Series F and Series M28 AMPS, and the AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See 'U.S. Federal Taxation.'


GENERAL RISKS OF INVESTING IN THE FUND

    We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objectives.


    Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.


    Stock Market Risk. Because prices of equity securities fluctuate from day-to-day, the value of our portfolio will vary based upon general market conditions.

    General Risks of Securities Linked to the Real Estate Market. The Fund will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of the Fund's policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

      declines in the value of real estate

      risks related to general and local economic conditions

      possible lack of availability of mortgage funds

      overbuilding

      extended vacancies of properties

      increased competition
      increases in property taxes and operating expenses

      changes in zoning laws

      losses due to costs resulting from the clean-up of environmental problems liability to third parties for damages resulting from environmental problems casualty or condemnation losses

      limitations on rents

      changes in neighborhood values and the appeal of properties to tenants changes in interest rates

    Thus, the value of the Fund's portfolio securities may change at different rates compared to the value of portfolio securities of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

    General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

    Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

    Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

    Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

    Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

    These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

    Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, impact the Fund's investment performance.

    Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

    In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios, secured debt-to-total asset ratios and other contractual obligations, may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

    Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

    Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.


    Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the real estate company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the real estate company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


    Preferred Stocks and Debt Securities Risk. In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.


    Lower-Rated Securities Risk. Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve the Fund's investment objectives may, to the extent the Fund is invested in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. The Fund may invest in high yield securities that are rated 'CCC' or higher by S&P or 'Caa' or higher by Moody's or unrated securities that are determined by the Investment Manager to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.


    Lower-rated securities, or equivalent unrated securities, which are commonly known as 'junk bonds,' generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults and the Fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and pay interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.


    Tax Risk. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2008 unless future legislation is passed to make the provisions effective beyond this date. The Fund does not expect a significant portion of the Fund's distributions to be derived from qualified dividend income. See 'U.S. Federal Taxation.'

    Non-Diversified Status. The Fund is classified as a 'non-diversified' investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent our earnings are distributed to stockholders. See 'U.S. Federal Taxation' in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of our total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the value of our total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of our total assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. In addition, pursuant to recently enacted legislation, at the close of each quarter for taxable years beginning after October 22, 2004, no more than 25% of the value of our total assets may be invested in the securities of one or more 'qualified publicly traded partnerships,' as defined in the Code. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies.



    Anti-Takeover Provisions. Certain provisions of the Fund's Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund's structure. The provisions may also have the effect of depriving stockholders of an opportunity to redeem their AMPS. These include provisions for staggered terms of office for directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. See 'Certain Provisions of the Charter and By-Laws.'



    Market Disruption Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, and instability in the Middle East and terrorist attacks in the U.S. and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. These events could also adversely affect individual issuers and securities markets, interest rates, auctions and auction participants, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the AMPS. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.


                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS


    The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares, the AMPS and the Series T, Series W,
Series TH, Series F and Series M28 AMPS, voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Series T, Series W, Series TH, Series F and Series M28 AMPS, and the AMPS voting together as a separate class. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') or unrated securities of comparable quality. All of our investments will be in securities of U.S. issuers and we will generally not invest more than 10% of our total assets in the securities of one issuer. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from S&P or Moody's on the AMPS. See 'Investment Restrictions' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.


INTEREST RATE TRANSACTIONS

    In order to seek to reduce the interest rate risk inherent in the fund's capital structure and underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions.


    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund's outstanding preferred stock, including the AMPS, or any variable rate borrowing. The payment would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's outstanding preferred stock, including the AMPS, or rate of interest on borrowings. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, a default could negatively impact the Fund's ability to make dividend payments on the Fund's outstanding preferred stock, including the AMPS. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Fund's outstanding preferred stock, including the AMPS. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the terms of the AMPS, if the Fund fails to maintain the required asset coverage on the outstanding AMPS or fails to comply with other covenants, the Fund may be required to redeem some or all of the AMPS. The Fund may choose or be required to redeem some or all of the Fund's outstanding preferred stock, including the AMPS, or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.


    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with applicable tax requirements.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER


    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. The Investment Manager was formed in 1986 and had approximately $16.1 billion of assets under management as of September 30, 2004. Its current clients include pension plans, endowment funds, mutual funds and registered investment companies, including the Fund, Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Select Utility Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Realty Income Fund, Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'


INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund (the 'Investment Management Agreement'), the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Investment Manager.


    For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of ..85% of the average daily managed asset value of the Fund. Managed asset value is the net asset value of the Common Shares plus the liquidation preference of the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. The Investment Manager has contractually agreed to waive its investment management fees in the amount of ..32% of average daily managed assets for the first five fiscal years of the Fund's operations, .26% of average daily managed assets in year six, .20% of average daily managed assets in year seven, .14% of average daily managed assets in year eight, .08% of average daily managed assets in year nine and .02% of average daily managed assets in year 10. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.



    When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS.


    The Fund's portfolio managers are:

        Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of common stock of the Investment Manager's parent company.

        Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the common stock of Investment Manager's parent company.

        Joseph M. Harvey -- Mr. Harvey has been President of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, since 2003, and was Senior Vice President and Director of Investment Research prior thereto. Prior to joining Cohen & Steers in 1992, he was a vice president with Robert
    A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager has responsibility for providing administrative and accounting services and assisting the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.


    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to on an annual basis .02% of the Fund's managed assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the managed assets (including the liquidation preference of AMPS and the liquidation preference of any other outstanding shares of preferred stock) in the Fund at an annual rate equal to .04% of the first $200 million in assets, .03% of the next $200 million, and .015% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .04%, etc.). The Fund is then responsible for its pro rata amount of the aggregate sub-administration fee. State Street Bank also serves as the Fund's custodian and The Bank of New York has been retained to serve as the Fund's auction agent, transfer agent, dividend paying agent and registrar for the Fund's AMPS. See 'Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar.'



                              DESCRIPTION OF AMPS



    The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Fund's Articles Supplementary attached as Appendix B to the SAI.


GENERAL


    Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of the holders of Common Shares. The AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS will rank on a parity with the Series T, Series W, Series TH, Series F and Series M28 AMPS, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The AMPS carry one vote per share on all matters on which such shares are entitled to vote. The AMPS, when issued by the Fund and paid for pursuant to the terms of this Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued AMPS. The Board of Directors may by resolution classify or reclassify any authorized and unissued AMPS from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.


DIVIDENDS AND RATE PERIODS


    General. The following is a general description of dividends and rate
periods for the AMPS. The initial rate period for the AMPS will be   days and
the initial dividend rate for this period will be the rate set out on the cover of this Prospectus. For subsequent dividend rate periods, the dividend rates for those periods will be determined by auction, normally held every seven days, but the rate set at the auction will not exceed the Maximum Rate. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See 'Designation of Special Rate Periods' below.



    Dividend Payment Dates. Dividends on the AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Charter and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.



    Dividends will be paid through the Depository Trust Company ('DTC') on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of the AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.



    Calculation of Dividend Payment. The Fund computes the dividends per share payable on shares of the AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.



    Dividends on the AMPS will accumulate from the date of their original issue,
which is             , 2004. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below.



    The maximum applicable rate for any regular period will be the applicable percentage (set forth in the table below) of the applicable 'AA' Composite Commercial Paper Rate. In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage is determined on the day that a notice of a special rate period is delivered if the notice specifies a maximum applicable rate for a special rate period. The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If

Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.


                                                 APPLICABLE
              CREDIT RATINGS                     PERCENTAGE:
      MOODY'S                 S&P              NO NOTIFICATION
      -------                 ---              ---------------
  'Aa3' or higher        AA- or higher              150%
   'A3' to 'A1'            A- to A+                 200%
 'Baa3' to 'Baa1'        BBB- to BBB+               225%
   Below 'Baa3'           Below BBB-                275%

    On or prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit, subject to applicable cure periods, will result in a default period during which no auction will be held. The Fund does not intend to establish any reserves for the payment of dividends.


    Restriction on Dividends and Other Distributions. While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions have been satisfied:



      In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see 'Rating Agency Guidelines' below);


      In the case of S&P's coverage requirements, immediately after such transaction, the aggregate S&P value (i.e., the aggregate value of the Fund's portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

      Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Prospectus under 'Rating Agency Guidelines' below) is met;


      Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and



      The Fund has redeemed the full number of the AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.



    The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with the AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on the AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.



    Designation of Special Rate Periods. The Fund may, in certain situations, at its sole option, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a 'notice of special rate period') to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS and the lead Broker-Dealer designated by the Fund, initially Merrill Lynch, must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the shares of the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.


VOTING RIGHTS


    Except as noted below, the Fund's Common Shares and the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS, as a separate class, together vote to elect two directors, and the holders of the Common Shares and holders of the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) vote together as a single class to elect the remaining directors. In addition, during any period ('Voting Period') in which the Fund has not paid dividends on the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) in an amount equal to two full years dividends, the holders of the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS), voting together as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS). The holders of the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.



    In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) of the number of directors that such holders are entitled to elect. The persons elected by the holders of the AMPS (and the Series T, Series W, Series TH, Series F and
Series M28 AMPS), together with the incumbent directors, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) have been paid or provided for, the terms of office of the additional directors elected by the holders of the AMPS (and the Series T, Series W, Series TH, Series F and
Series M28 AMPS) will terminate.



    So long as any of the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS), (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or Fund receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS),
(D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.



    In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS (together with the Series T, Series W, Series TH, Series F and Series M28 AMPS) shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under 'Investment Restrictions' in the SAI and changes in the Fund's subclassification as a closed-end investment company.



    The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter
(i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.



    The Common Shares and the AMPS (together with the Series T, Series W,
Series TH, Series F and Series M28 AMPS) also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of the AMPS (together with the Series T, Series W, Series TH, Series F and Series M28 AMPS) described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares and the AMPS (together with the Series T, Series W, Series TH, Series F and Series M28 AMPS), voting together as a single class, necessary to authorize the action in question.



    For purpose of any right of the holders of the AMPS to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of the AMPS is not entitled to vote and the AMPS will not be deemed to be outstanding for the purpose of voting or determining the number of the AMPS required to constitute a quorum, if prior to or concurrently with a determination of the AMPS entitled to vote or of the AMPS deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those AMPS and sufficient Deposit Securities (as defined in the SAI) for the redemption of those AMPS were deposited.


RATING AGENCY GUIDELINES


    The Fund is required under S&P and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The 'Preferred Shares Basic Maintenance Amount' includes the sum of (i) the aggregate liquidation preference of the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) then outstanding (plus accrued and projected dividends), (ii) the total principal of any senior debt, (iii) certain Fund expenses and (iv) certain other current liabilities.



    The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, as of the last business day of each month in which the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ('1940 Act Preferred Shares Asset Coverage'). S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test on a date randomly selected by the auditor. Based on the Fund's assets and liabilities as of November 8, 2004, and assuming the issuance of all of the AMPS offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to the

AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) would be computed as follows:



    Value of Fund assets less liabilities
      not constituting senior securities             $1,241,620,707
 ----------------------------------------------  =   --------------   =  286%
 Senior securities representing indebtedness           $434,000,000
plus liquidation value of the preferred shares



    If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem the AMPS as described below under ' -- Redemption.'



    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody's to the AMPS.



    The Board of Directors may amend the definition of the Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the AMPS, or any other stockholder of the Fund, but only with confirmation from each Rating Agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.



    As described by S&P and Moody's, the AMPS rating is an assessment of the capacity and willingness of the Fund to pay the AMPS' obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell the AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.



    The rating agency guidelines will apply to the AMPS only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody's for rating the AMPS.


REDEMPTION


    Mandatory Redemption. If the Fund does not timely cure a failure to
(1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the AMPS will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of the AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.



    In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.



    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may without the consent of the holders of the AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto,
(i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.



    Notwithstanding the foregoing, the AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, including all outstanding shares of preferred stock, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for the AMPS made on the same terms to holders of all outstanding shares of preferred stock.


LIQUIDATION


    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of the AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of the AMPS of the full preferential amounts provided for as described herein, the holders of the AMPS as such shall have no right or claim to any of the remaining assets of the Fund.


    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                  THE AUCTION

GENERAL


    The Articles Supplementary provide that, except as otherwise described in this Prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell the AMPS. See the Articles Supplementary for a more complete description of the auction process.



    Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for the AMPS so long as the applicable rate for the AMPS is to be based on the results of an auction.


    The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into such an agreement with a successor auction agent.


    Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for the AMPS.



    The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the stated value ($25,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in an auction. For any special rate period, the service charge will be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and will be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. For purposes of the foregoing, the AMPS will be placed by a broker-dealer if such shares were (i) the subject of hold orders deemed to have been made by beneficial owners that were acquired by such beneficial owners through such Broker-Dealer or (ii) the subject of the following orders submitted by such Broker-Dealer: (A) a submitted bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the auction,
(B) a submitted bid of a potential Beneficial Owner that resulted in such potential Beneficial Owner purchasing such shares as a result of the auction or
(C) a submitted hold order. A Broker-Dealer may share a portion of any such fees with non-participating Broker-Dealers that submit orders to the Broker-Dealer for an auction that are placed by that Broker-Dealer in such auction.


AUCTION PROCEDURES


    Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of the AMPS may submit the following types of orders with respect to the AMPS to that Broker-Dealer:



    1. Hold Order -- indicating its desire to hold the AMPS without regard to the applicable rate for the next rate period.



    2. Bid -- indicating its desire to purchase or hold the indicated number of AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell the AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.



    3. Sell Order -- indicating its desire to sell the AMPS at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.



    A beneficial owner of the AMPS may submit different types of orders to its Broker-Dealer with respect to the AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.



    A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of the AMPS but that wishes to purchase the AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase the AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.



    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of the AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund. If a

Broker-Dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such Broker-Dealer would not have knowledge of orders submitted by other Broker-Dealers in that auction. As a result of bidding by the Broker-Dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid.



    There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the AMPS for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the AMPS available for purchase in the auction.



    If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of the AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be the 30 day 'AA' Composite Commercial Paper Rate in the case of a standard dividend period for the AMPS. The 'AA' Composite Commercial Paper Rate is the rate on commercial paper issued by financial corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by a commercial paper dealer as may be appointed by the Fund.



    A Broker-Dealer may also bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an 'all-hold' auction or (iii) an applicable rate that the Broker-Dealer believes, in its sole discretion, does not reflect the market for the AMPS at the time of the auction. A Broker-Dealer may, but is not obligated to, advise beneficial owners of AMPS that the applicable rate that would apply in an 'all-hold' auction may be lower than would apply if beneficial owners submit bids, and such advice, if given, may facilitate the submission of bids by beneficial owners that would avoid the occurrence of an 'all-hold' auction.



    The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.


    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.


    The first auction for the AMPS will be held on             , 2004, the
business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the AMPS normally will be held every seven days, and each subsequent dividend period for the AMPS normally will begin on the following business day.



    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A....  Owns 500 shares, wants to sell  Bid order of 4.1% rate for all all 500 shares if auction rate  500 Shares
                      is less than 4.1%
Current Holder B....  Owns 300 shares, wants to hold  Hold order -- will take the auction rate
Current Holder C....  Owns 200 shares, wants to sell  Bid order of 3.9% rate for all
                      all 200 shares                  200 shares if auction rate is
                                                      less than 3.9%
Potential Holder D..  Wants to buy 200 shares         Places order to buy at or
                                                      above 4.0%
Potential Holder E..  Wants to buy 300 shares         Places order to buy at or
                                                      above 3.9%
Potential Holder F..  Wants to buy 200 shares         Places order to buy at or
                                                      above 4.1%


    The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.



SECONDARY MARKET TRADING AND TRANSFER OF AMPS



    The underwriters are not required to make a market in the AMPS. The Broker-Dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase the AMPS in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a Broker-Dealer may, in its own discretion, decide to sell AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS.

    You may sell, transfer, or otherwise dispose of the AMPS only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

       to a Broker-Dealer; or


      to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your AMPS in the name of a Broker-Dealer, a sale or transfer of your AMPS to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the AMPS immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.


    Further description of the auction procedures can be found in the Articles Supplementary.

                          DESCRIPTION OF COMMON SHARES


    The Fund is authorized to issue     Common Shares, par value $.001 per
share. Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange, redemption or cumulative voting rights. Holders of Common Shares are entitled to one vote per share. Whenever the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the AMPS and the shares of Series T, Series W, Series TH, Series F and Series M28 AMPS have been paid, and unless the applicable asset coverage requirements under the 1940 Act with respect to the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS would be at least 200% after giving effect to the distributions. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.


                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS


    The Fund has provisions in its Charter and By-Laws ('By-Laws') that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors has been divided into three classes. At the annual meeting of stockholders held each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.



    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) outstanding at the time, voting together as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) outstanding at the time, voting as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.



    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of Common Shares and the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) outstanding at the time, voting together as a single class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the Common Shares and the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) outstanding at the time, voting together as a single class, other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:


        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund,
    (b) sales of securities of the Fund in connection with a public offering,
    (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and
    (e) portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

        (v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

    However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.


    These provisions are in addition to any special voting rights granted to the holders of the AMPS in the Charter. See 'Description of AMPS -- Voting Rights.' The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.


    Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

                          CONVERSION TO OPEN-END FUND


    The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Description of AMPS -- Voting Rights' and 'Certain Provisions of the Charter and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

                          REPURCHASE OF COMMON SHARES


    Common shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of the Common Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although holders of Common Shares will not have the right to redeem the Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at net asset value.



    The acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the acquisition of Common Shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchases of Common Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See 'U.S. Federal Taxation' for a description of the potential tax consequences of a repurchase of Common Shares.


                             U.S. FEDERAL TAXATION

    The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. FEDERAL INCOME TAX TREATMENT OF THE FUND


    The Fund has elected to be treated as, and intends to qualify annually as, a regulated investment company (a 'RIC') under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived from its business of investing in stock, securities or foreign currencies (the 'Income Requirement'); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. The American Jobs Creation Act of 2004 (the 'Act'), which the President recently signed into law, provides that for taxable years of a RIC beginning after October 22, 2004, net income derived from an interest in a 'qualified publicly traded partnership,' as defined in the Code, will be treated as qualifying income for purposes of the Income Requirement in clause
(a) above. In addition, for the purposes of the diversification requirements in clause (b) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Act also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.


    For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the 'Distribution Requirement'). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year or failed to satisfy the Distribution Requirement in any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders, and (b) its stockholders would treat any such distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible
(i) for the dividends received deduction available to corporate stockholders and
(ii) for treatment as qualified dividend income in the case of individual stockholders.

    The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a Fund stockholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's gross income.


    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year, (ii) 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S.

federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the stockholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to stockholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to stockholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.



U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF AMPS



    Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. The following discussion assumes such treatment will apply. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient, would be taxed as ordinary income and none of the distributions would be treated as capital gain dividends or as qualified dividend income.



    Dividends paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to stockholders as ordinary income. If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends received deduction or derived from qualified dividend income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their AMPS. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a stockholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction, dividends derived from qualifying dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class or series with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the AMPS, Series T, Series W, Series TH, Series F and Series M28 AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS, and the Series T, Series W, Series TH, Series F and Series M28 AMPS distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.


    Stockholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES


    The sale or other disposition of the AMPS generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of the AMPS generally will recognize gain or loss in an amount equal to the difference between the amount received in exchange therefor and their respective bases in such AMPS. If the AMPS are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of the AMPS by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.



    Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%). However, any loss realized upon a taxable disposition of the AMPS held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of AMPS may be disallowed if other AMPS are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the AMPS acquired. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.


BACKUP WITHHOLDING

    The Fund may be required to withhold at a current rate of 28%, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a Series stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder's federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION


    Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Under the Act, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. In addition, the Act provides that distributions of the Fund attributable to gains from sales or exchanges of 'U.S. real property interests,' as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain 'non-domestically controlled' REITs, and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. stockholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. These rules apply to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the AMPS.


FURTHER INFORMATION


    The SAI summarizes further federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein. Fund distributions may also be subject to State and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                  UNDERWRITING


    Subject to the terms and conditions of the purchase agreement dated
            , 2004, each underwriter named below, acting through Merrill Lynch, Pierce, Fenner & Smith Incorporated, has severally agreed to purchase, and the Fund has agreed to sell, the number of AMPS set forth opposite the name of such underwriter.



                                                              NUMBER OF
            UNDERWRITER                                          AMPS
            -----------                                       ---------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated....................................
Citigroup Global Markets Inc. ..............................
A.G. Edwards & Sons, Inc. ..................................
UBS Securities LLC..........................................
Wachovia Capital Markets, LLC...............................
                                                               -------
           Total............................................     3,760
                                                               -------
                                                               -------



    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody's and S&P, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.



    The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the AMPS to certain dealers at the public offering price
less a concession not to exceed of $     per share. The sales load the Fund will
pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After this offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in this offering on or
before             , 2004.


    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as counterparties in connection with the interest rate transactions described above after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.


    Merrill Lynch has advised the Fund that it and certain broker-dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Those broker-dealers are cooperating and expect to continue to cooperate with the Securities and Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the AMPS or the auctions.

    The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under 'The Auction' and in the SAI.


    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.



    The settlement date for the purchase of the AMPS will be             , 2004,
as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


                       CUSTODIAN, AUCTION AGENT, TRANSFER
                   AGENT, DIVIDEND PAYING AGENT AND REGISTRAR


    The Bank of New York, whose address is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent, and registrar for the AMPS. State Street Bank, whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as custodian of the Fund's investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.


                                 LEGAL OPINIONS


    The validity of the AMPS offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York, and certain other legal matters will be passed on for the Underwriters by Clifford Chance US LLP, New York, New York. Venable LLP will opine on certain matters pertaining to Maryland law. Simpson Thacher & Bartlett LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The financial statements of the Fund for the year ended December 31, 2003, have been audited by PricewaterhouseCoopers LLP, independent registered public accountants, as set forth in their report given upon the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

                              FURTHER INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

    This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.


    Additional information about the Fund and the AMPS can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the

Securities and Exchange Commission. The Fund's SAI dated             , 2004
contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Fund's Registration Statement, the SAI, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934, as amended. Additional information may be found on the Internet at http://www.cohenandsteers.com.

 TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
General Information.........................................    3
Additional Information about Fund Investment Objectives and
  Policies..................................................    3
Investment Restrictions.....................................    4
Management of the Fund......................................    7
Compensation of Directors...................................   12
Investment Advisory and Other Services......................   13
Portfolio Transactions and Brokerage........................   22
Determination of Net Asset Value............................   22
Additional Information Concerning the Auctions for AMPS.....   23
S&P and Moody's Guidelines..................................   24
U.S. Federal Taxation.......................................   31
Performance Data and Index Returns..........................   37
Experts.....................................................   38
Report of Independent Registered Public Accounting Firm.....   39
Financial Statements........................................   40
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                  $94,000,000

              [COHEN & STEERS QUALITY INCOME REALTY FUND LOGO]

                                 COHEN & STEERS
                        QUALITY INCOME REALTY FUND, INC.
                    AUCTION MARKET PREFERRED SHARES ('AMPS')
                            3,760 SHARES, SERIES M7
                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                               -----------------
                                   PROSPECTUS
                               -----------------


                              MERRILL LYNCH & CO.
                                   CITIGROUP
                                  A.G. EDWARDS
                              UBS INVESTMENT BANK
                              WACHOVIA SECURITIES


                                           , 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 SUBJECT TO COMPLETION, DATED NOVEMBER 12, 2004




    THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


             [COHEN & STEERS QUALITY INCOME REALTY FUND LOGO]

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                        Auction Market Preferred Shares
                                  Shares, Series M7
                                             , 2004


--------------------------------------------------------------------------------





    THIS STATEMENT OF ADDITIONAL INFORMATION ('SAI') OF COHEN & STEERS QUALITY INCOME REALTY FUND, INC. (THE 'FUND') RELATING TO THIS OFFERING OF THE FUND'S AUCTION MARKET PREFERRED SHARES, SERIES M7 (THE 'AMPS') DOES NOT CONSTITUTE A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS
RELATING TO THE AMPS DATED             , 2004, AS IT MAY BE SUPPLEMENTED.



    THIS SAI DOES NOT INCLUDE ALL INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD CONSIDER BEFORE PURCHASING AMPS IN THIS OFFERING, AND INVESTORS SHOULD OBTAIN AND READ THE PROSPECTUS PRIOR TO PURCHASING AMPS. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE ADDRESS OR CALLING THE PHONE NUMBER SHOWN ABOVE.



    Capitalized terms used in this SAI have the meanings assigned to them in the Prospectus or in the glossary of this SAI.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................    3
Additional Information about Fund Investment Objectives and
  Policies..................................................    3
Investment Restrictions.....................................    4
Management of the Fund......................................    7
Compensation of Directors...................................   12
Investment Advisory and Other Services......................   13
Portfolio Transactions and Brokerage........................   22
Determination of Net Asset Value............................   22
Additional Information Concerning the Auctions for AMPS.....   23
S&P and Moody's Guidelines..................................   24
U.S. Federal Taxation.......................................   31
Performance Data and Index Returns..........................   37
Experts.....................................................   38
Report of Independent Registered Public Accounting Firm.....   39
Financial Statements........................................   40
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1

                              GENERAL INFORMATION


    The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the '1940 Act'). Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the Fund's investment manager. The Fund's primary investment objective is high current income through investment in real estate securities and its secondary investment objective is capital appreciation. No assurance can be given that the Fund will achieve its investment objectives. Much of the information contained in this SAI expounds on subjects discussed in the Prospectus. Defined terms used herein have the same meaning as in the Prospectus. No investment in the AMPS should be made without first reading the Prospectus.


                          ADDITIONAL INFORMATION ABOUT
                    FUND INVESTMENT OBJECTIVES AND POLICIES

    The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

    It is the Fund's fundamental policy to concentrate its investments in the U.S. real estate market and not in any other industry. Under normal market conditions, the Fund invests at least 90% of its total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ('REITs').

REAL ESTATE COMPANIES

    For purposes of the Fund's investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in real estate.

REAL ESTATE INVESTMENT TRUSTS

    A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs consist of securities issued by Equity REITs. At least 80% of our total assets will be invested in income producing equity securities issued by REITs.

PREFERRED STOCKS

    Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager invests approximately 70% of our total assets in common shares of real estate companies and approximately 30% in preferred shares of REITs. The actual percentage of common and preferred shares in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

LOWER-RATED SECURITIES


    Securities rated non-investment grade (lower than BBB - by Standard & Poor's Rating Services ('S&P') or lower than Baa3 by Moody's Investors Service Inc. ('Moody's')) are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in securities rated 'CCC' or higher by S&P, or rated 'caa' or higher by Moody's, or unrated securities of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We may invest no more than 20% of our assets in preferred stock and debt securities rated below investment grade and unrated securities of comparable quality. This is a fundamental investment policy. We will not invest in securities which are in default at the time of purchase.


ILLIQUID SECURITIES

    A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. Although substantially all of the equity securities of real estate companies in which we intend to invest are traded on a national securities exchange or in the over-the-counter market, there are no limitations on our ability to invest in illiquid securities.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as S&P or Moody's, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                            INVESTMENT RESTRICTIONS

    The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

         1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

         2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

         3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

         4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

         5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies;

         6. Purchase preferred stock and debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 20% of the Fund's total assets would then be invested in such securities;

         7. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

         8. Invest in puts, calls, straddles, spreads or any combination thereof;

         9. Enter into short sales;

        10. Invest in the securities of a non-U.S. issuer;

        11. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

        12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        13. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.


    The investment restrictions numbered 1 through 7 in this SAI have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of a 'majority of the outstanding' Common Shares, the AMPS and any other outstanding shares of preferred stock voting together as a single class, and the holders of a 'majority of the outstanding' preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(2) more than 50% of the shares, whichever is less. Investment restrictions numbered 8 through 13 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.





    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance, the Fund's asset coverage with respect to such preferred shares is at least 200%. The Fund's asset coverage with respect to preferred shares is measured as the ratio that the Fund's total assets, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the liquidation value of the Fund's outstanding preferred shares (such ratio, 'Preferred Shares Asset Coverage'). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's Preferred Shares Asset Coverage is at least 200%. The Fund intends, to the extent possible, to purchase or redeem the AMPS and any other outstanding shares of preferred stock from time to time to the extent necessary in order to maintain a Preferred Shares Asset Coverage of at least 200%. If the Fund has AMPS and any other outstanding shares of preferred stock, two of the Fund's Directors will be elected by the holders of the AMPS and any other outstanding shares of preferred stock, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares, AMPS and any other outstanding shares of preferred stock voting together as a single class. In the event the Fund failed to pay dividends on the AMPS and any other outstanding shares of preferred stock for two years, holders of the AMPS and any other outstanding shares of preferred stock, voting together as a single class would be entitled to elect a majority of the Directors of the Fund.



    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing, the value of the Fund's asset coverage related to such borrowings is at least 300%. The Fund's asset coverage with respect to indebtedness is the ratio that the Fund's total assets, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund (such ratio, 'Indebtedness Asset Coverage'). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's Indebtedness Asset Coverage is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

                             MANAGEMENT OF THE FUND


    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, auction agent, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. As of November 8, 2004, the Directors and officers as a group beneficially owned directly or indirectly less than 1% of the outstanding shares of the Fund.


DIRECTORS AND OFFICERS


    Basic information about the identity and experience of each Director and officer is set forth in the charts below. Each such director and officer is also a director or officer of Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies advised by the Investment Manager, and Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies advised by the Investment Manager.



                                                                PRINCIPAL        NUMBER OF
                                                               OCCUPATION       FUNDS WITHIN
                                                               DURING PAST      FUND COMPLEX
                                                                 5 YEARS        OVERSEEN BY
                                                            (INCLUDING OTHER      DIRECTOR
                             POSITION HELD       TERM OF      DIRECTORSHIPS    (INCLUDING THE   LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE           HELD)            FUND)       TIME SERVED
  ---------------------        ---------         ------           -----            -----       -----------
INTERESTED DIRECTORS
Robert H. Steers ........  Director, Chairman     2006      Co-Chairman and         12       Since
757 Third Avenue           of the Board, and                Co-Chief                         Inception
New York, New York             Secretary                    Executive Officer
Age: 51                                                     of Cohen & Steers
                                                            Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment
                                                            Manager.
Martin Cohen *, ** ......      Director,          2007      Co-Chairman and         12       Since
757 Third Avenue             President and                  Co-Chief                         Inception
New York, New York             Treasurer                    Executive Officer
Age: 55                                                     of Cohen & Steers
                                                            Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment
                                                            Manager.

DISINTERESTED DIRECTORS
Bonnie Cohen ** .........       Director          2005      Consultant. Prior       12       Since
1824 Phelps Place, N.W.                                     thereto,                         Inception
Washington, D.C.                                            Undersecretary of
Age: 61                                                     State, United
                                                            States Department
                                                            of State.
                                                            Director of
                                                            Wellsword Real
                                                            Properties, Inc.
George Grossman .........       Director          2006      Attorney-at-law.        12       Since
17 Elm Place                                                                                 Inception
Rye, New York
Age: 50


                                                  (table continued on next page)

(table continued from previous page)


                                                                PRINCIPAL        NUMBER OF
                                                               OCCUPATION       FUNDS WITHIN
                                                               DURING PAST      FUND COMPLEX
                                                                 5 YEARS        OVERSEEN BY
                                                            (INCLUDING OTHER      DIRECTOR
                             POSITION HELD       TERM OF      DIRECTORSHIPS    (INCLUDING THE   LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE           HELD)            FUND)       TIME SERVED
  ---------------------        ---------         ------           -----            -----       -----------
Richard E. Kroon ........       Director          2005      Board member of         12         Since
328 Newman Springs Rd.                                      Finlay                             November
Red Bank, New Jersey                                        Enterprises, Inc.                  2004
Age: 62                                                     (fine jewelry
                                                            retailer).
                                                            Formerly Chairman
                                                            and Managing
                                                            Partner of the
                                                            Sprout Group
                                                            Capital Fund, a
                                                            division of
                                                            Donald, Lufkin &
                                                            Jenrette
                                                            Securities
                                                            Corporation, and
                                                            former Chairman
                                                            of the National
                                                            Venture Capital
                                                            Association.
Richard J. Norman .......       Director          2007      Private Investor.       12         Since
7520 Hackamore Drive                                        Prior thereto,                     Inception
Potomac, Maryland                                           Investment
Age: 61                                                     Representative of
                                                            Morgan Stanley
                                                            Dean Witter.
Frank K. Ross ...........       Director          2007      Board member of         12         Since March
10130 Darmuid Green                                         NCRIC Group, Inc.                  2004
Drive                                                       (insurance) and
Potomac, Maryland                                           Pepco Holdings,
Age: 61                                                     Inc. (electric
                                                            utility).
                                                            Formerly,
                                                            Midatlantic Area
                                                            Managing Partner
                                                            for Audit and
                                                            Risk Advisory
                                                            Services at KPMG
                                                            LLP and Managing
                                                            Partner of its
                                                            Washington, DC
                                                            Office.


                                                  (table continued on next page)

(table continued from previous page)


                                                                PRINCIPAL        NUMBER OF
                                                               OCCUPATION       FUNDS WITHIN
                                                               DURING PAST      FUND COMPLEX
                                                                 5 YEARS        OVERSEEN BY
                                                            (INCLUDING OTHER      DIRECTOR
                             POSITION HELD       TERM OF      DIRECTORSHIPS    (INCLUDING THE   LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE           HELD)            FUND)       TIME SERVED
  ---------------------        ---------         ------           -----            -----       -----------
Willard H. Smith                Director          2005      Board member of         12         Since
Jr.*'D' .................                                   Essex Property                     Inception
7231 Encelia Drive                                          Trust Inc.,
La Jolla, California                                        Highwoods
Age: 67                                                     Properties, Inc.,
                                                            and Realty Income
                                                            Corporation and
                                                            Crest Net Lease,
                                                            Inc. Managing
                                                            Director at
                                                            Merrill Lynch &
                                                            Co., Equity
                                                            Capital Markets
                                                            Division from
                                                            1983 to 1995.
C. Edward Ward, Jr. .....       Director          2005      Formerly head of        12         Since
788 Columbus Avenue, Apt.                                   closed-end fund                    November
7G                                                          listings for the                   2004
New York, New York                                          New York Stock
Age: 58                                                     Exchange.


---------

   * These Directors have been designated as preferred stock Directors

  ** Martin Cohen and Bonnie Cohen are unrelated


 'D' Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of this offering of the AMPS. After the completion of this offering, he will be a non-interested Director.


    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.


                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  -------------------      --------------------------------------------
Joseph M. Harvey                Vice President           President of Cohen & Steers Capital
757 Third Avenue                                         Management, Inc., the Fund's Investment
New York, New York                                       Manager, since 2003. Prior thereto, he was
Age: 40                                                  Senior Vice President and Director of
                                                         Investment Research of the Fund's Investment
                                                         Manager.
Adam M. Derechin .............  Vice President and       Chief Operating Officer of Cohen & Steers
757 Third Avenue                Assistant Treasurer      Capital Management, Inc., the Fund's
New York, New York                                       Investment Manager, since August 2003. Prior
Age: 40                                                  thereto, he was a Senior Vice President of
                                                         the Fund's Investment Manager.
Lawrence B. Stoller ..........  Assistant Secretary      Senior Vice President and General Counsel of
757 Third Avenue                                         Cohen & Steers Capital Management, Inc., the
New York, New York                                       Fund's Investment Manager, since 1999. Prior
Age: 40                                                  to that, Associate General Counsel,
                                                         Neuberger Berman Management, Inc. (money
                                                         manager); and Assistant General Counsel, The
                                                         Dreyfus Corporation (money manager).


                                                  (table continued on next page)

(table continued from previous page)


                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  -------------------      --------------------------------------------
John E. McLean ...............  Chief Compliance         Vice President and Associate General Counsel
757 Third Avenue                Officer                  of Cohen & Steers Capital Management since
New York, NY                                             September 2003. Prior to that, Vice
Age: 33                                                  President, Law & Regulation,
                                                         J. & W. Seligman & Co. Incorporated (money
                                                         manager); and Associate, Battle Fowler LLP
                                                         (law firm).


    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex is set forth below.


                                                                                   AGGREGATE DOLLAR
                                                                                   RANGE OF EQUITY
                                                            DOLLAR RANGE OF       SECURITIES IN THE
                                                          EQUITY SECURITIES IN   COHEN & STEERS FUND
                                                             THE FUND AS OF         COMPLEX AS OF
                                                                 , 2004                 , 2004
                                                                 ------                 ------
Robert H. Steers........................................     Over $100,000          Over $100,000
Martin Cohen............................................     Over $100,000          Over $100,000
Bonnie Cohen............................................   $10,001 - $50,000      $50,001 - $100,000
Richard E. Kroon........................................         none                    none
George Grossman.........................................   $10,001 - $50,000      $50,001 - $100,000
Richard J. Norman.......................................   $10,001 - $50,000        Over $100,000
Frank K. Ross...........................................   $10,001 - $50,000      $50,001 - $100,000
Willard H. Smith Jr.....................................         none             $10,001 - $50,000
C. Edward Ward, Jr......................................         none                    none



    Conflicts of Interest. No Director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager. Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of this offering of the AMPS. After the completion of this offering, he will be a non-interested Director.


BOARD'S ROLE IN FUND GOVERNANCE


    Committees. The Fund's Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee, each of which is composed of all of the Directors who are not interested persons of the Fund, as defined in the 1940 Act. The members of the Committees are Ms. Cohen and Messrs. Grossman, Norman, Kroon, Ross, Smith and Ward.



    The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during 2003. The functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the director nominees for any future meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Fund's shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary. The Nominating Committee did not meet during the fiscal year ended December 31, 2003.



    The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the

Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board. The Contract Review Committee was formed in 2004. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of independent directors for service on the Board and any Board committee. The Governance Committee was formed in 2004.



    Approval of Investment Management Agreement. The Board of Directors, including a majority of the Directors who are not parties to the Fund's Investment Management Agreement, or interested persons of any such party ('Disinterested Directors') has the responsibility under the 1940 Act to approve the Fund's Investment Management Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Investment Management Agreement was approved for an initial two-year term by the Fund's Directors, including a majority of the Disinterested Directors, at their meetings held on September 21, 2001 and the continuation was approved at a meeting held on December 2, 2003.



    In connection with the Board's consideration of the Investment Management Agreement, the Board reviewed information reasonably necessary to evaluate the terms of the Investment Management Agreement derived from a number of sources, including materials provided by the Investment Manager and by the Directors' independent counsel, and considered the following: (1) the level of the management fees and expense ratio of the Fund as compared to competitive Funds of a comparable size; (2) the nature and quality of the services to be rendered by the Investment Manager; (3) benefits derived by the Investment Manager from the relationship with the Fund, including not only the Investment Manager's compensation for investment advisory services but also compensation paid to the Investment Manager for administrative services; (4) the costs of providing services to the Fund; and (5) the profitability of the Fund to the Investment Manager. The Directors considered the fact that the Investment Manager agreed to waive a portion of its investment management fee in the amount of .32% of the Fund's average daily managed assets for the first five fiscal years of the Fund's operations, and then declining amounts in years six through 10. The Directors took note of the fact that the Fund's net investment management fee compares favorably to the average investment management fee charged to competitive funds of a comparable size. The Directors also noted that the Investment Manager had agreed to pay from its own resources an additional commission to the lead underwriter of the Fund's common stock offering at an annual rate of .10% of the Fund's managed assets. They also considered the fact that the Investment Manager agreed to pay all organizational expenses and offering costs, other than the sales load, that exceeded $.03 per share in connection with the Fund's common stock offering. The Directors then took into consideration the benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions.



    In reviewing the nature and quality of services to be provided by the Investment Manager, the Directors noted that, in addition to the investment advisory services to be provided to the Fund, the Investment Manager also provides administrative services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In addition, the Directors, based on their experience as directors of other investment companies managed by the Investment Manager, also focused on the anticipated role of senior management in the day-to-day operations of the Fund and on the quality of the compliance and administrative staff at the Investment Manager. The Directors also focused on appropriate performance measurements of the Investment Manager, including the past performance of the Investment Manager with respect to this Fund and other funds invested in the same or similar asset classes. Moreover, the Directors noted the Investment Manager's ability to attract quality and experienced personnel to manage the Fund and its continuing efforts to expand its capabilities.

    In considering the fees and expenses of the Fund in comparison to the fees and expenses of funds with similar characteristics, the Directors reviewed information with respect to fees and expenses of other comparable funds within this competitive universe.



    Based on the foregoing and such other matters as were deemed relevant, the Directors, including a majority of the Disinterested Directors, who were advised by separate independent legal counsel throughout the process, concluded that the management fee rate was reasonable and fair and in the best interests of the Fund and its shareholders in relation to the services to be rendered and fees and expenses of competitive funds of a comparable size and approved the continuation of the Investment Management Agreement, including the fees payable thereunder. The Disinterested Directors were represented by independent counsel in their deliberations.


                           COMPENSATION OF DIRECTORS


    Directors of the Fund who are not interested persons of the Fund are paid an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended December 31, 2003, such fees and expenses paid by the Fund totaled $42,312.


    The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2003. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. In the column headed 'Total Compensation to Directors by Fund Complex,' the compensation paid to each Director represents the nine funds that each Director served in the fund complex during 2003. The Directors do not receive any pension or retirement benefits from the fund complex.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 2003*


                                                                                  TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION       PAID TO
                                                                  FROM        DIRECTORS BY
                  NAME OF PERSON, POSITION                     REGISTRANT     FUND COMPLEX
                  ------------------------                     ----------     ------------
Gregory C. Clark****, Director..............................     $7,250          $61,500
Bonnie Cohen**, Director....................................     $7,250          $61,500
Martin Cohen***, Director and President.....................     $    0          $     0
George Grossman**, Director.................................     $7,250          $61,500
Richard E. Kroon*,**, Director..............................     $    0          $     0
Richard J. Norman**, Director...............................     $7,250          $61,500
Frank K. Ross*,.............................................     $    0          $     0
Willard H. Smith Jr.***,'D', Director.......................     $7,250          $61,500
Robert H. Steers***, Director and Chairman..................     $    0          $     0
C. Edward Ward, Jr.*,**, Director...........................     $    0          $     0


---------


   * Frank K. Ross was elected as a Director by the Fund's Board of Directors effective March 5, 2004. Each of Richard E. Kroon and C. Edward Ward, Jr. was elected as a Director by the Fund's Board of Directors effective November 3, 2004. Therefore, none of these individuals received any compensation during the fiscal year ended December 31, 2003.



  ** Member of the Audit Committee, Nominating Committee, Contract Review
     Committee and Governance Committee.


 *** 'Interested person,' as defined in the Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment manager.

**** Effective June 3, 2004, Mr. Clark resigned as a Director.


 'D' Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of this offering of the AMPS. After the completion of this offering, he will be a non-interested director, and will become a member of the Audit Committee at such time.

PRINCIPAL STOCKHOLDERS


    To the knowledge of the Fund, as of November 8, 2004, no current Director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and Directors of the Fund owned, as a group, less than 1% of the Common Shares and no AMPS.



    As of November 8, 2004, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares. As of November 8, 2004, Cede & Co. c/o Depository Trust Company, Box 20, New York, New York was the record owner of 99.68% of the outstanding Common Shares.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER


    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.' Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including the Fund, Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'


    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.


    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .85% of the average daily value of the managed assets (which equals the net asset value of the Common Shares including the liquidation preference on the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS, plus the principal amount of any borrowings used for leverage) of the Fund. The Investment Manager has contractually agreed to waive its investment management fees in the amount of .32% of average daily managed assets for the first five fiscal years of the Fund's operations, .26% of average daily managed assets in year six, .20% of average daily managed assets in year seven, .14% of average daily managed assets in year eight, .08% of average daily managed assets in year nine and .02% of average daily managed assets in year ten. For the fiscal years ended
December 31, 2002 and December 31, 2003, the Fund incurred management fees of $5,597,395 and $7,499,290, respectively, and the Investment Manager waived management fees of $2,107,254 and $2,823,262, respectively.


    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and statement of additional information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, ..02% of the Fund's managed assets.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, stockholders reports, and Securities and Exchange Commission's filings; and (iv) responding to stockholder inquiries.


    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on the AMPS and the Series T, Series W, Series TH,
Series F and Series M28 AMPS, plus the principal amount of any borrowings used for leverage) in the Fund at an annual rate equal to .04% of the first $200 million in assets, .03% of the next $200 million, and .015% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .04%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee. For the fiscal years ended December 31, 2002 and December 31, 2003, the Fund paid $131,703 and $176,454, respectively, in administration fees to the Investment Manager.


    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and EquiServe Trust Company, NA as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN, AUCTION AGENT, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR


    State Street Bank, which has its principal business office at 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe Trust Company, NA, which has its principal business office at 150 Royall Street, Canton, MA 02021, as the Fund's transfer and dividend disbursing agent for the Fund's Common Shares. Neither State Street nor EquiServe has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. The Depository Trust Company ('DTC') will act as securities depository for the AMPS. The Bank of New York, whose principal place of business is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent and registrar for the AMPS.


CODE OF ETHICS

    The Fund and the Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. The codes of ethics of the Fund and the Investment Manager, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in any Cohen & Steers closed-end fund and in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

PROXY VOTING

    The Fund's Board of Directors has delegated to the Investment Manager the responsibility for voting proxies on behalf of the Fund, and has determined that proxies with respect to the Fund's portfolio companies shall be voted in accordance with Cohen & Steers Capital Management, Inc.'s Statement of Policies and Procedures Regarding the Voting of Securities (the 'Proxy Voting Policies and Procedures'). The following is a summary of the Proxy Voting Policies and Procedures.

    Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

        A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's stockholders. Although accountability can be promoted in a variety of ways, protecting stockholder voting rights may be among our most important tools.

        B. Rationalizing Management and Stockholder Concerns. The Investment Manager seeks to ensure that the interests of a company's management and board are aligned with those of the company's stockholders. In this respect, compensation must be structured to reward the creation of stockholder value.

        C. Stockholder Communication. Since companies are owned by their stockholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that stockholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

        In exercising voting rights, the Investment Manager shall conduct itself in accordance with the general principles set forth below.

        1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

        2. In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of stockholders and the value of the security.

        3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

        4. In exercising voting rights on behalf of clients, the Investment Manager conduct itself in the same manner as if it were the constructive owner of the securities.

        5. To the extent reasonably possible, the Investment Manager participate in each stockholder voting opportunity.

        6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

        7. The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

    Set forth below are general guidelines that the Investment Manager shall follow in exercising proxy voting rights:

        Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

        Third Party Views. While the Investment Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize stockholder value.

        Stockholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Investment Manager shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

    Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its stockholders.

    STOCK-BASED COMPENSATION

    Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager always favors compensation plans that align the interests of management and stockholders. The Investment Manager generally approves compensation plans under the following conditions:

        10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

        Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

        Plan Amendments. Compensation plans should not be materially amended without stockholder approval.

        Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

        Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without stockholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without stockholder approval.

        Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ('evergreen') feature.

        Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager supports measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, the Investment Manager supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager also supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

        Vesting. Restricted stock awards normally should vest over at least a two-year period.

        Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

    CHANGE OF CONTROL ISSUES

    While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing stockholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager's guidelines on change of control issues:

        Stockholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against stockholder rights plans, also known as 'poison pills.' Companies should put their case for rights plans to stockholders. The Investment Manager generally votes against any directors who, without stockholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

        Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against 'golden parachute' plans because they impede potential takeovers that stockholders should be free to consider. The Investment Manager generally withholds votes at the next stockholder meeting for directors who to its knowledge approved golden parachutes.

        Approval of Mergers. The Investment Manager votes against proposals that require a super-majority of stockholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower super-majority voting requirements.

    ROUTINE ISSUES

    Director Nominees in a Non-Contested Election. The Investment Manager generally votes in favor of management proposals on director nominees.

    Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

    Board Composition. The Investment Manager supports the election of a board that consists of at least a majority of independent directors. The Investment Manager generally withholds support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. The Investment Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

    Classified Boards. Because a classified board structure prevents stockholders from electing a full slate of directors at annual meetings, the Investment Manager generally votes against classified boards. The Investment Manager votes in favor of stockholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows stockholders, by written consent, to remove a majority of directors at any time, with or without cause.

    Barriers to Stockholder Action. The Investment Manager votes to support proposals that lower the barriers to stockholder action. This includes the right of stockholders to call a meeting and the right of stockholders to act by written consent.

    Cumulative Voting. Having the ability to cumulate votes for the election of directors -- that is, cast more than one vote for a director about whom they feel strongly -- generally increases stockholders' rights to effect change in the management of a corporation. The Investment Manager therefore generally supports proposals to adopt cumulative voting.

    Ratification of Auditors. Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring the Investment Manager to vote against the approval of the recommended auditor. For example, the Investment Manager's general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

    STOCK RELATED ITEMS

    Increase Additional Common Stock. The Investment Manager's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

    Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

    1. creates a blank check preferred stock; or

    2. establishes classes of stock with superior voting rights.

    Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

    Preemptive Rights. Votes are cast in favor of stockholder proposals restoring limited preemptive rights.

    Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain stockholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

    SOCIAL ISSUES

    The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that stockholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by stockholders, unless the Investment Manager believes the proposal has significant economic implications.

    OTHER SITUATIONS

    No set of guidelines can anticipate all situations that may arise. The Investment Manager's portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

    PROXY VOTING PROCEDURES

    The Investment Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

    The Investment Committee of the Investment Manager shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee (the 'Designee') shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Investment Manager's General Counsel shall have overall responsibility for ensuring that the Investment Manager complies with all proxy voting requirements and procedures.

    RECORDKEEPING

    The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Investment
Manager:

       Name of the company

       Ticker symbol

       CUSIP number

       Stockholder meeting date

       Brief identification of each matter voted upon

       Whether the matter was proposed by management or a stockholder

       Whether the Investment Manager voted on the matter

       If the Investment Manager voted, then how the Investment Manager voted

       Whether the Investment Manager voted with or against management

    The Investment Manager's General Counsel shall be responsible for maintaining and updating the Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Investment Manager and were deemed material to making a voting decision or that memorialized the basis for the decision.

    The Investment Manager shall rely on the Securities and Exchange Commission's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

    CONFLICTS OF INTEREST

    There may be situations in which the Investment Manager may face a conflict between its interests and those of its clients or fund stockholders. Potential conflicts are most likely to fall into three general categories:

      Business Relationships. This type of conflict would occur if the Investment Manager or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Investment Manager or its affiliate with the company or proponent. In the context of the Investment Manager, this could occur if an affiliate of the Investment Manager has a material business relationship with a company that Investment Manager has invested in on behalf of the Fund, and the Investment Manager is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate's relationship.

      Personal Relationships. The Investment Manager or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

      Familial Relationships. The Investment Manager or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

    The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average stockholder. Materiality will be judged under a two-step approach:

      Financial Based Materiality. The Investment Manager presumes a conflict to be non-material unless it involves at least $500,000.

      Non-Financial Based Materiality. Non-financial based materiality would impact the members of the Investment Manager's Investment Committee, who are responsible for making proxy voting decisions.

    Finally, if a material conflict exists, the Investment Manager shall vote in accordance with the advice of a proxy voting service.

    The Investment Manager's General Counsel shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

        Identifying Conflicts. The Investment Manager is responsible for monitoring the relationships of the Investment Manager's affiliates for purposes of the Investment Manager's Inside Information Policy and Procedures. The General Counsel (or his designee) maintains a watch list and a restricted list. The Investment Manager's Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Investment Manager, for which potential concerns might arise. When a company is placed on the restricted list, the general counsel (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the general counsel shall inform the Investment Committee that no proxy vote is to be submitted for that company until the general counsel completes the conflicts analysis.

    For purposes of monitoring personal or familial relationships, the general counsel (or his designee) shall receive on at least an annual basis from each member of the Investment Manager's Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

    Identifying Materiality. The General Counsel (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

    Communication with Investment Committee; Voting of Proxy. If the General Counsel determines that the relationship between the Investment Manager's affiliate and a company is financially material, he shall communicate that information to the members of the Investment Manager's Investment Committee and instruct them, and the Designee, that the Investment Manager will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Investment Manager again will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Investment Manager from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

    In cases in which the Investment Manager will vote its proxy based on the advice of a consulting firm, the general counsel (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality decision is made and how the proxy is voted).


    The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing for the twelve months ended June 30, 2004 is available (i) without charge, upon request, by calling the

Fund toll-free at (800) 437-9912 and (ii) on the Securities and Exchange Commission's website (http://www.sec.gov).


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its stockholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE


    The Fund determines the net asset value of its Common Shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the liquidation preference of the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS, and dividends declared but unpaid), by the total number of Common Shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.


    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the official closing price as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Any securities for which market quotations are not readily available shall be valued in accordance with procedures approved by the Board of Directors.


            ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS


GENERAL


    Securities Depository. The Depository Trust Company ('DTC') will act as the Securities Depository with respect to the AMPS. One certificate for all of the AMPS will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) to elect a majority of the Fund's Directors, as described under 'Description of the AMPS -- Voting Rights' in the Prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.



    DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of the AMPS, whether for its own account or as a nominee for another person.


CONCERNING THE AUCTION AGENT

    The auction agent will act as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was grossly negligent in ascertaining the pertinent facts.


    The auction agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the auction agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under 'The Auction-Secondary Market Trading and Transfers of the AMPS' in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such Auction.


    The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS


    The auction agent after each auction for the AMPS will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is
(i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.


    The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

    The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                           S&P AND MOODY'S GUIDELINES

    The descriptions of the S&P and Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under 'Further Information' in the Prospectus.


    The composition of the Fund's portfolio reflects guidelines (referred to herein as the 'Rating Agency Guidelines') established by S&P and Moody's in connection with the Fund's receipt of a rating of 'AAA' and 'Aaa' from S&P and Moody's, respectively, for the AMPS. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.



    The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.


    The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the 'Preferred Shares Basic Maintenance Amount'). S&P and Moody's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).

    The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

    As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated 'Aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


    Ratings are not recommendations to purchase, hold or sell AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P GUIDELINES

    Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.


    The Preferred Shares Basic Maintenance Amount includes the sum of
(1) $25,000 times the number of AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the AMPS will acquire certain rights. See 'Description of AMPS -- Asset Maintenance.' 'Business Day,' as used in the Prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.


    Under S&P guidelines, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
Minimum Number Of:
    Issuers(1)......................................     44        40        44        30
    Real Estate Industry/Property Sectors(2)........     10         8         7         7

Percent of Assets in:
    Largest Real Estate Industry/Property Sector....     17%       25%       30%       30%
    2nd Largest Real Estate Industry/Property
      Sector........................................     15%       20%       25%       25%
    3rd Largest Real Estate Industry/Property
      Sector........................................     12%       15%       15%       15%
    4th Largest Real Estate Industry/Property
      Sector........................................     12%       12%       12%       12%

S&P Discount Factor:
    common stock....................................    190%      208%      223%      231%
    preferred stock(3)..............................    157%      167%      174%      178%

---------

(1) Three issuers may each constitute 6% of assets and four issuers may each constitute 5% of assets.

(2) As defined by the National Association of Real Estate Investment Trusts ('NAREIT').

(3) Applies to preferred stock of real estate companies, subject to diversification guidelines whereby at least 34% of the preferred assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B- (or Moody's equivalent) or is unrated. The Discount Factor for common stock will apply to preferred stock which is not in compliance with the diversification standard.

    (b) Debt Securities:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
Bond Rating(1):
    A...............................................    116%      117%      119%      118%
    A-..............................................    117%      119%      120%      120%
    BBB+............................................    119%      121%      122%      122%
    BBB.............................................    121%      122%      124%      124%
    BBB-............................................    122%      124%      126%      126%
    BB+.............................................    127%      130%      133%      132%
    BB..............................................    133%      137%      141%      139%
    BB-.............................................    139%      144%      149%      147%
    B+..............................................    152%      159%      166%      164%
    B...............................................    163%      172%      182%      179%
    B-..............................................    176%      188%      202%      197%
    CCC+............................................    198%      212%      230%      224%
    CCC.............................................    236%      262%      295%      284%

---------

(1) The S&P Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating chart will apply.

S&P's Diversification Standard Levels 1 through 4 correspond to the portfolio's diversification and impact the level of asset coverage needed to qualify for a particular rating from S&P. The diversification of the Fund is measured by the number of issuers and REIT sub-sectors within the Fund's portfolio. A high number of issuers and sub-sectors corresponds to a more diversified Fund. The more diversified the Fund is, the lower the asset coverage needed to qualify for a particular S&P rating. The Fund must fall within Level 4, at a minimum, to qualify for the AAA rating and, accordingly, must have a minimum number of issuers and property sub-sectors in its portfolio.

    (c) U.S. Treasury Securities, including Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

52-week Treasury Bills*.....................................  102%
Two-Year Treasury Notes.....................................  104%
Three-Year Treasury Notes...................................  108%
Five-Year Treasury Notes....................................  109%
10-Year Treasury Notes......................................  115%
30-Year Treasury Bonds......................................  126%

---------

* Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

    Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

    (d) Cash and Cash Equivalents.

    The S&P Discount Factor applied to Cash and Cash Equivalents will be (A) 100%, and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

    Under current S&P guidelines, the following are considered to be S&P Eligible Assets:

        (a) Common Stock, Preferred Stock and any debt securities of REITs and Real Estate Companies;

        (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A+ or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) originally issued. The interest rate swap transaction will be marked-to-market daily;


        (c) U.S. Treasury Securities and Treasury Strips (as defined by S&P);

        (d) Short-Term Money Market Instruments so long as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow) ('permitted bank' means any bank, domestic or foreign, whose commercial paper is rated
    A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days of less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

        (e) Cash, which is any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or Securities: (i) U.S. Government Securities; (ii) certificates of deposit of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least 'P-1' by Moody's and 'A-1+' by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least 'A-1' by Moody's and 'A+' by S&P); (iii) commercial paper issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least 'P-1' by Moody's and 'A-1+' by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least 'P-1' by Moody's and 'A-1+' by S&P either at the time of such investment or the making of a contractual commitment providing for such investment;
    (v) shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least 'AAAm' or 'AAAg' by S&P and 'Aaa' by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least 'A-1+' by S&P; provided, that (i) in no event shall Cash Equivalents include any obligation that provides for payment of interest alone; (ii) Cash Equivalents referred to in clauses (ii) and (iii) above shall mature within 183 days of issuance; (iii) if either Moody's or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be; (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; and (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an 'r' subscript, any IOs or any POs (other than commercial paper with a maturity within 183 days of issuance).

MOODY'S GUIDELINES

    For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ('Moody's Eligible Assets') must be discounted by certain discount factors set forth below ('Moody's Discount Factors'). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

    The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                              DISCOUNT FACTOR(1)(2)(3)
                                                              ------------------------
Common Stock of REITs.......................................            154%
Preferred Stock of REITs
    with Senior Implied Moody's (or S&P) rating:............            154%
    without Senior Implied Moody's (or S&P) rating:.........            208%
Preferred Stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P) rating:............            208%
    without Senior Implied Moody's (or S&P) rating:.........            250%

---------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

    (b) Debt Securities of REITs and Other Real Estate Companies:

                TERMS OF
              MATURITY OF
             NON-INVESTMENT
              GRADE BONDS                 Aaa     Aa     A     Baa     Ba     B     NR(1)
              -----------                 ---     --     -     ---     --     -     -----
1 year or less                            109%   112%   115%   118%   137%   150%   250%
2 years or less (but longer than 1 year)  115%   118%   122%   125%   146%   160%   250%
3 years or less (but longer than 2
  years)                                  120%   123%   127%   131%   153%   168%   250%
4 years or less (but longer than 3
  years)                                  126%   129%   133%   138%   161%   176%   250%
5 years or less (but longer than 4
  years)                                  132%   135%   139%   144%   168%   185%   250%
7 years or less (but longer than 5
  years)                                  139%   143%   147%   152%   179%   197%   250%
10 years or less (but longer than 7
  years)                                  145%   150%   155%   160%   189%   208%   250%
15 years or less (but longer than 10
  years)                                  150%   155%   160%   165%   196%   216%   250%
20 years or less (but longer than 15
  years)                                  150%   155%   160%   165%   196%   228%   250%
30 years or less (but longer than 20
  years)                                  150%   155%   160%   165%   196%   229%   250%
Greater than 30 years                     165%   173%   181%   189%   205%   240%   250%

---------


(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's or municipal issuer's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate or

                                               (footnote continued on next page)

(footnote continued from previous page)


    municipal debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under 'Below B and Unrated' in the Corporate or Municipal Debt Tables. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.


    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):

                                                 U.S. TREASURY SECURITIES   U.S. TREASURY STRIPS
REMAINING TERM TO MATURITY                           DISCOUNT FACTOR          DISCOUNT FACTOR
--------------------------                           ---------------          ---------------
1 year or less                                             107%                     107%
2 years or less (but longer than 1 year)                   113%                     115%
3 years or less (but longer than 2 years)                  118%                     121%
4 years or less (but longer than 3 years)                  123%                     128%
5 years or less (but longer than 4 years)                  128%                     135%
7 years or less (but longer than 5 years)                  135%                     147%
10 years or less (but longer than 7 years)                 141%                     163%
15 years or less (but longer than 10 years)                146%                     191%
20 years or less (but longer than 15 years)                154%                     218%
30 years or less (but longer than 20 years)                154%                     244%

    (d) Short-Term Instruments and Cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date,
(ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and
(iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P or Fitch and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.

    Under current Moody's guidelines, the following are considered to be Moody's Eligible Assets:

           (a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ('Moody's Sector Classifications') listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

           (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;


           (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A+ or higher by S&P; (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS (and the Series T, Series W, Series TH,

       Series F and Series M28 AMPS) originally issued; (iii) the interest rate swap transaction will be marked-to-market daily; (iv) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and (v) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount;


           (c) U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

           (d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and


           (e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.


    See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.


    The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the AMPS; any nationally recognized rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating.


                             U.S. FEDERAL TAXATION

    The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

TAXATION OF THE FUND


    The Fund has elected to be taxed as, and intends to qualify annually as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year (the 'Distribution Requirement'), and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement.


    In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.


    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses. The American Jobs Creation Act of 2004 (the 'Act'), which the President recently signed into law, provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a 'qualified publicly traded partnership,' as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for the purposes of the diversification requirements described above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Act also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.



    Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to holders of Common Shares, and (ii) under certain circumstances to partially redeem the AMPS in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption under certain circumstances of the AMPS might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.


    If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate stockholders and (ii) for treatment as qualified dividend income in the case of individual stockholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS


    Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends received deduction or derived from qualified dividend income. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. The following discussion assumes such treatment will apply. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient, would be taxed as ordinary income and none of the distributions would be treated as capital gain dividends or as qualified dividend income.


    The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at long-term capital gains rates regardless of the length of time the stockholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

    Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

    Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such return of capital distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.


    The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the AMPS and the Series T, Series W, Series TH, Series F and Series M28 AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS (and the Series T, Series W, Series TH, Series F and Series M28 AMPS) distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.


SALE OF SHARES


    A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.


NATURE OF FUND'S INVESTMENTS


    Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

BACKUP WITHHOLDING


    If a stockholder fails to furnish a correct taxpayer identification number, or fails to make required certifications or has been notified by the IRS that they are subject to 'backup withholding,' the stockholder may be subject to a 'backup withholding' tax at a current rate of 28% with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of AMPS. An individual's taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer's U.S. federal income tax liability if the appropriate information is provided to the IRS.


FOREIGN STOCKHOLDERS

    U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign stockholder') as defined in the Code, depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the stockholder.


    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income, including any dividends designated as qualified dividend income, will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see 'U.S. Federal
Taxation -- Investments in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions. Under the Act, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.



    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'U.S. Federal Taxation -- Backup Withholding' above. Under the Act, distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations which may include certain 'non-domestically controlled' REITs and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described under 'U.S. Federal Taxation -- Foreign Stockholders -- Income Effectively Connected' below. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. This provision generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder's shares of the Fund will ordinarily be exempt from U.S. federal withholding tax unless
(i) in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) except, as provided for under the Act as described below at any time during the shorter of the period during which the foreign stockholder held such shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign stockholder actually or constructively held more than 5% of the shares of the same class, in which event described in
(iii), the gain would be taxed in the same manner as for a U.S. stockholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign stockholder's U.S. federal income tax liability on such disposition. However, pursuant to the Act, beginning after December 31, 2004, through December 31, 2007, (ii) above will not apply if at all times during the testing period described, the value of the stock of the regulated investment company is owned 50% or more by U.S. persons. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.


    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will generally be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS


    Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. In addition, recently enacted legislation imposes significant penalties for failure to comply with these requriements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their advisors to determine the applicability of these regulations in light of their individual circumstances.


EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.


    Accordingly, foreign stockholders that would not have been subject to U.S. withholding tax if they earned interest income or short-term capital gains directly may, under the Act, also not be subject to U.S. withholding tax if they receive distributions from a regulated investment company attributable to such amounts. For the affect the Act has upon the tax imposed on foreign stockholders selling shares, see 'U.S. Federal Taxation -- Foreign Stockholders.' Stockholders should consult their own tax advisers to determine the effect of the Act in light of their individual circumstances.


    Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief. Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                       PERFORMANCE DATA AND INDEX RETURNS

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to stockholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                  P(1 + T)'pp'n = ERV

Where:    P  =    a hypothetical initial payment of $1,000
          T  =    average annual total return
          n  =    number of years
        ERV  =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion
                  thereof), assuming reinvestment of all dividends and
                  distributions.

YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                     a-b
                                   ------
                               2[( cd + 1)'pp'6 - 1]

Where:    a  =    dividends and interest earned during the period,
          b  =    expenses accrued for the period (net of reimbursements),
          c  =    the average daily number of shares outstanding during the
                  period that were entitled to receive dividends, and
          d  =    the maximum offering price per share on the last day of the period.

    In reports or other communications to stockholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

                                    EXPERTS

    Simpson Thacher & Bartlett LLP serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. PricewaterhouseCoopers LLP have been appointed as independent registered public accountants for the Fund. The audited financial statements for the year ended December 31, 2003 included in this statement of additional information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accountants, given on the authority of said firm as experts in auditing and accounting.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of Cohen & Steers Quality Income Realty Fund, Inc.


    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Quality Income Realty Fund, Inc. (the 'Fund') at December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period February 28, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


    As explained in Note 1, the Fund has revised amounts previously reported as net investment income to reflect the reclassification of distributions received in excess of income from underlying investments. Also as explained in Note 1, as a result of a recent FASB Emerging Issues Task Force consensus which requires that periodic payments under interest rate swap transactions be reported as a component of realized and unrealized gains/losses in the Fund's statement of operations, the Fund has reclassified amounts previously reported as interest expense on interest rate swap transactions. These reclassifications had no effect on net assets or the net increase in net assets resulting from operations.


PricewaterhouseCoopers LLP
New York, New York
February 17, 2004

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                          DECEMBER 31, 2003 (AUDITED)

                                                                                          DIVIDEND
                                                            NUMBER         VALUE           YIELD
                                                          OF SHARES       (NOTE 1)     (UNAUDITED)(a)
                                                          ---------       --------     --------------
Equities                                       148.01%(b)
  Common Stock                                 115.40%
    Diversified                                 16.56%
        Colonial Properties Trust......................      582,300   $   23,059,080       6.72%
        Crescent Real Estate Equities Co...............    1,396,200       23,916,906       8.76
        iStar Financial................................      400,500       15,579,450       6.81
        Newcastle Investment Corp......................      678,528       18,388,109       7.38
        Vornado Realty Trust...........................      687,443       37,637,504       5.19
                                                                       --------------
                                                                          118,581,049
                                                                       --------------
    Health Care                                 17.82%
        Health Care Property Investors.................      595,200       30,236,160       6.54
        Health Care REIT...............................      969,625       34,906,500       6.50
        Nationwide Health Properties...................    1,205,300       23,563,615       7.57
        Ventas.........................................    1,766,500       38,863,000       4.86
                                                                       --------------
                                                                          127,569,275
                                                                       --------------
    Hotel                                        2.00%
        Hospitality Properties Trust...................      346,400       14,299,392       6.98
                                                                       --------------
    Industrial                                   4.39%
        First Industrial Realty Trust..................      614,500       20,739,375       8.12
        Keystone Property Trust........................      484,900       10,711,441       5.98
                                                                       --------------
                                                                           31,450,816
                                                                       --------------
    Office                                      32.51%
        Arden Realty...................................      826,800       25,085,112       6.66
        Brandywine Realty Trust........................    1,140,900       30,541,893       6.57
        CarrAmerica Realty Corp........................    1,010,600       30,095,668       6.72
        Equity Office Properties Trust.................    1,314,400       37,657,560       6.98
        Highwoods Properties...........................      670,400       17,028,160       6.69
        Mack-Cali Realty Corp..........................    1,073,800       44,691,556       6.05
        Maguire Properties.............................      604,800       14,696,640       6.58
        Prentiss Properties Trust......................    1,000,200       32,996,598       6.79
                                                                       --------------
                                                                          232,793,187
                                                                       --------------

---------

(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange or market, on which such security trades. The dividend yield has not been audited.

(b) Percentages indicated are based on the net assets of the Fund.

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                          DECEMBER 31, 2003 (AUDITED)

                                                                                          DIVIDEND
                                                            NUMBER         VALUE           YIELD
                                                          OF SHARES       (NOTE 1)       (UNAUDITED)
                                                          ---------       --------       -----------
    Office/Industrial                            8.69%
        Kilroy Realty Corp.............................      142,600   $    4,670,150       6.05
        Liberty Property Trust.........................    1,065,200       41,436,280       6.22
        Reckson Associates Realty Corp.................      663,800       16,130,340       6.99
                                                                       --------------
                                                                           62,236,770
                                                                       --------------
    Residential -- Apartment                    14.44%
        AMLI Residential Properties Trust..............       77,000        2,063,600       7.16
        Apartment Investment & Management Co...........      114,500        3,950,250       6.96
        Archstone-Smith Trust..........................      754,100       21,099,718       6.11
        AvalonBay Communities..........................      307,200       14,684,160       5.86
        Camden Property Trust..........................      366,600       16,240,380       5.73
        Gables Residential Trust.......................      586,900       20,388,906       6.94
        Home Properties................................      361,600       14,605,024       6.14
        Mid-America Apartment Communities..............      309,400       10,389,652       6.97
                                                                       --------------
                                                                          103,421,690
                                                                       --------------
    Self Storage                                 0.45%
      Sovran Self Storage..............................       87,300        3,243,195       6.49
                                                                       --------------
    Shopping Center                             18.54%
      Community Center                           6.70%
        Cedar Shopping Centers.........................      200,000        2,484,000       7.25
        Heritage Property Investment Trust.............      449,100       12,776,895       7.38
        Kramont Realty Trust...........................    1,293,300       23,408,730       7.18
        New Plan Excel Realty Trust....................       65,800        1,623,286       6.69
        Urstadt Biddle Properties -- Class A...........      544,000        7,697,600       5.94
                                                                       --------------
                                                                           47,990,511
                                                                       --------------
      Regional Mall                             11.84%
        CBL & Associates Properties....................       50,000        2,825,000       5.13
        Glimcher Realty Trust..........................      605,200       13,544,376       8.58
        Macerich Co....................................      807,857       35,949,637       5.48
        Mills Corp.....................................      737,400       32,445,600       5.14
                                                                       --------------
                                                                           84,764,613
                                                                       --------------
        Total Shopping Center..........................                   132,755,124
                                                                       --------------
            Total Common Stock (Identified cost --
              $661,283,955)............................                   826,350,498
                                                                       --------------

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                          DECEMBER 31, 2003 (AUDITED)

                                                                                          DIVIDEND
                                                            NUMBER         VALUE           YIELD
                                                          OF SHARES       (NOTE 1)      (UNAUDITED)
                                                          ---------       --------      -----------
  Preferred Stock                               32.61%
    Diversified                                  7.06%
        Colonial Properties Trust, 8.125%, Series D....       64,900   $    1,762,684       7.47%
        Crescent Real Estate Equities Co., 6.75%,
          Series A (Convertible)(a)....................    1,826,000       42,710,140       7.23
        iStar Financial, 7.80%, Series F...............       94,600        2,473,790       7.46
        iStar Financial, 7.65%, Series G...............       80,000        2,020,000       7.56
        Newcastle Investment Corp., 9.75%, Series B....       56,000        1,558,480       8.77
                                                                       --------------
                                                                           50,525,094
                                                                       --------------
    Health Care                                  0.29%
        LTC Properties, 8.50%, Series E................       65,600        2,057,872       6.79
                                                                       --------------
    Hotel                                        6.90%
        FelCor Lodging Trust, 9.00%, Series B..........      652,500       16,351,650       8.98
        Host Marriott Corp., 10.00%, Series A..........        7,000          187,180       9.35
        Host Marriott Corp., 10.00%, Series B..........       14,100          380,700       9.26
        Host Marriott Corp., 10.00%, Series C..........       30,700          837,189       9.17
        Innkeepers USA Trust, 8.625%, Series A.........       68,200        1,712,502       8.60
        Innkeepers USA Trust, 8.00%, Series C..........       56,000        1,416,800       7.91
        LaSalle Hotel Properties, 10.25%, Series A.....    1,000,000       28,550,000       8.97
                                                                       --------------
                                                                           49,436,021
                                                                       --------------
    Industrial                                   0.28%
        Keystone Property Trust, 9.125%, Series D......       75,000        2,036,250       8.40
                                                                       --------------
    Office                                       2.33%
        HRPT Properties Trust, 8.75%, Series B.........      120,000        3,342,000       7.86
        Highwoods Properties, 8.625%, Series A.........       13,195       13,359,938       8.52
                                                                       --------------
                                                                           16,701,938
                                                                       --------------
    Office/Industrial                            0.09%
        PS Business Parks, 9.25%, Series A.............       10,800          274,968       9.07
        PS Business Parks, 8.75%, Series F.............        4,100          110,126       8.15
        ProLogis, 8.54%, Series C......................        4,000          233,500       7.31
                                                                       --------------
                                                                              618,594
                                                                       --------------

---------

(a) 410,000 shares segregated as collateral for the interest rate swap transactions.

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                          DECEMBER 31, 2003 (AUDITED)

                                                                                          DIVIDEND
                                                            NUMBER         VALUE           YIELD
                                                          OF SHARES       (NOTE 1)      (UNAUDITED)
                                                          ---------       --------      -----------
     Residential -- Apartment                    4.88%
        Apartment Investment & Management Co., 8.75%,
          Series D.....................................        5,530   $      139,634       8.67%
        Apartment Investment & Management Co., 10.10%,
          Series R.....................................      950,000       25,811,500       9.20
        Home Properties, 9.00%, Series F...............      196,000        5,399,800       8.17
        Mid-America Apartment Communities, 8.30%,
          Series H.....................................      138,100        3,607,172       7.96
                                                                       --------------
                                                                           34,958,106
                                                                       --------------
    Shopping Center                             10.78%
      Community Center                           5.52%
        Commercial Net Lease Realty, 9.00%, Series A...       25,000          685,000       8.21
        Developers Diversified Realty Corp., 8.60%,
          Series F.....................................    1,039,400       27,751,980       8.05
        Federal Realty Investment Trust, 8.50%,
          Series B.....................................      310,300        8,533,250       7.75
        Urstadt Biddle Properties, 8.50%, Series C.....       24,000        2,526,000       8.08
                                                                       --------------
                                                                           39,496,230
                                                                       --------------
      Outlet Center                              0.11%
        Chelsea Property Group, 8.375%, Series A.......       14,000          772,625       7.59
                                                                       --------------
      Regional Mall                              5.15%
        CBL & Associates Properties, 8.75%,
          Series B(b)..................................      430,000       23,564,000       7.99
        Glimcher Realty Trust, 8.75%, Series F.........       40,000        1,059,200       8.27
        Mills Corp., 9.00%, Series B...................       55,300        1,522,962       8.17
        Mills Corp., 9.00%, Series C...................      159,600        4,412,142       8.14
        Mills Corp., 8.75%, Series E...................       84,000        2,276,400       8.08
        Simon Property Group, 8.75%, Series F..........       30,000          819,000       8.02
        Taubman Centers, 8.30%, Series A...............      127,600        3,243,591       8.18
                                                                       --------------
                                                                           36,897,295
                                                                       --------------
        Total Shopping Center..........................                    77,166,150
                                                                       --------------
            Total Preferred Stock (Identified cost --
              $209,248,013)............................                   233,500,025
                                                                       --------------
            Total Equities (Identified
              cost -- $870,531,968)....................                 1,059,850,523
                                                                       --------------

---------

(b) 158,000 shares segregated as collateral for the interest rate swap transactions.

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                          DECEMBER 31, 2003 (AUDITED)


                                                                                         DIVIDEND
                                                          PRINCIPAL        VALUE           YIELD
                                                            AMOUNT        (NOTE 1)      (UNAUDITED)
                                                            ------        --------      -----------
Commercial Paper                                 0.92%
        UBS Financial, 0.75%, due 01/02/04 (Identified
          cost -- $6,605,862)..........................   $6,606,000        6,605,862
                                                                       --------------
Total Investments (Identified cost -- $877,137,830)
  ............................................ 148.93%                  1,066,456,385
Liabilities in Excess of Other Assets  ....... (1.45)%                    (10,372,698)
Liquidation Value of Taxable Auction Market Preferred
  Shares: Series T, Series W, Series TH and Series F
  (Equivalent to $25,000 per share based on 2,800
  shares outstanding for Series T, Series W,
  Series TH, and Series F) .................. (39.10)%                   (280,000,000)
Liquidation Value of Auction Market Preferred Shares:
  Series M28, (Equivalent to $25,000 per share based on
  2,400 shares outstanding) .................. (8.38)%                    (60,000,000)
Net Assets -- Applicable to Common Shares (Equivalent
  to $18.43 per share based on 38,856,074 shares of
  capital stock outstanding) .................. 100.00%                $  716,083,687
                                                                       --------------
                                                                       --------------


                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                          DECEMBER 31, 2003 (AUDITED)

Assets:
    Investments in securities, at value (Identified
      cost -- $877,137,830) (Note 1)........................  $1,066,456,385
    Cash....................................................              63
    Dividends receivable....................................       6,906,282
    Receivable for investment securities sold...............         294,738
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         128,059
    Other assets............................................          40,126
                                                              --------------
        Total Assets........................................   1,073,825,653
                                                              --------------
Liabilities:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................      14,681,022
    Payable for investment securities purchased.............       1,400,000
    Payable for dividends declared on common shares.........         772,846
    Payable to investment manager...........................         468,125
    Payable for dividends declared on preferred shares......         206,900
    Other liabilities.......................................         213,073
                                                              --------------
        Total Liabilities...................................      17,741,966
                                                              --------------
Liquidation Value of Preferred Shares:
    Taxable auction market preferred shares, Series T
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series F
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Auction market preferred shares, Series M28 ($25,000
      liquidation value, $0.001 par value, 2,400 shares
      issued and outstanding) (Notes 1 and 5)...............      60,000,000
                                                              --------------
                                                                 340,000,000
                                                              --------------
Total Net Assets Applicable to Common Shares................  $  716,083,687
                                                              --------------
                                                              --------------
Total Net Assets Applicable to Common Shares consist of:
    Common stock ($0.001 par value, 38,856,074 shares issued
      and outstanding) (Notes 1 and 5)......................  $  541,197,061
    Undistributed net investment income.....................         543,697
    Accumulated net realized loss on investments............        (422,663)
    Net unrealized appreciation/(depreciation) on
      investments and interest rate swap transactions.......     174,765,592
                                                              --------------
                                                              $  716,083,687
                                                              --------------
                                                              --------------
Net Asset Value Per Common Share:
    ($716,083,687[div]38,856,074 shares outstanding)........  $        18.43
                                                              --------------
                                                              --------------
Market Price Per Common Share...............................  $        17.85
                                                              --------------
                                                              --------------
Market Price Discount to Net Asset Value per Common Share...           (3.15)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE YEAR ENDED DECEMBER 31, 2003(a) (AUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 46,451,092
    Interest income.........................................       126,415
                                                              ------------
        Total Income........................................    46,577,507
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     7,499,290
    Preferred remarketing fees..............................       744,384
    Administration fees (Note 2)............................       340,661
    Reports to shareholders.................................       212,620
    Professional fees.......................................       101,814
    Custodian fees and expenses.............................        86,286
    Directors' fees and expenses (Note 2)...................        42,312
    Transfer agent fees and expenses........................        22,338
    Miscellaneous...........................................       141,796
                                                              ------------
        Total Expenses......................................     9,191,501
    Reduction of Expenses (Note 2)..........................    (2,823,262)
                                                              ------------
        Net Expenses........................................     6,368,239
                                                              ------------
Net Investment Income.......................................    40,209,268
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................    16,665,842
    Net realized loss on interest rate swap transactions....    (8,126,956)
    Net change in unrealized appreciation on investments....   207,953,973
    Net change in unrealized depreciation on interest rate
      swap transactions.....................................     4,360,791
                                                              ------------
        Net realized and unrealized gain/(loss) on
          investments.......................................   220,853,650
                                                              ------------
Net Increase Resulting from Operations......................   261,062,918
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income...................................    (3,743,228)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $257,319,690
                                                              ------------
                                                              ------------

---------
(a) See Note 1.

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES
                                   (AUDITED)

                                                                                  FOR THE PERIOD
                                                               FOR THE          FEBRUARY 28, 2002(a)
                                                              YEAR ENDED             THROUGH
                                                         DECEMBER 31, 2003(b)   DECEMBER 31, 2002(b)
                                                         --------------------   --------------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income...........................     $ 40,209,268          $ 32,953,127
        Net realized gain on investments and interest
          rate swap transactions........................        8,538,886            (1,286,027)
        Net change in unrealized
          appreciation/(depreciation) on investments and
          interest rate swap transactions...............      212,314,764           (37,549,172)
                                                             ------------          ------------
            Net increase/(decrease) in net assets
              resulting from operations.................      261,062,918            (5,882,072)
                                                             ------------          ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income...........................       (2,449,183)           (3,509,955)
        Net realized gain on investments................       (1,294,045)             (434,405)
                                                             ------------          ------------
            Total dividends and distributions to
              preferred shareholders....................       (3,743,228)           (3,944,360)
                                                             ------------          ------------
        Net increase/(decrease) in net assets from
          operations applicable to common shares........      257,319,690            (9,826,432)
                                                             ------------          ------------
    Less Dividends and Distributions to Common
      Shareholders from:
        Net investment income...........................      (29,555,562)          (24,413,662)
        Net realized gain on investments................      (15,615,873)           (3,021,534)
        Tax return of capital...........................      (10,118,665)           (8,942,086)
                                                             ------------          ------------
            Total dividends and distributions to common
              shareholders..............................      (55,290,100)          (36,377,282)
                                                             ------------          ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from common share
          transactions..................................               --           557,997,269
        Increase in net assets from shares issued to
          common shareholders for reinvestment of
          dividends.....................................        3,038,014             3,417,272
        Decrease in net assets from underwriting
          commissions and offering expenses from
          issuance of preferred shares..................         (935,773)           (3,360,947)
                                                             ------------          ------------
            Net increase in net assets from capital
              stock transactions........................        2,102,241           558,053,594
                                                             ------------          ------------
            Total increase in net assets applicable to
              common shares.............................      204,131,831           511,849,880
    Net Assets Applicable to Common Shares:
        Beginning of period.............................      511,951,856               101,976
                                                             ------------          ------------
        End of period...................................     $716,083,687          $511,951,856
                                                             ------------          ------------
                                                             ------------          ------------

---------
(a) Commencement of operations.
(b) See Note 1.

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS


    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                                                                      FOR THE PERIOD
                                                                FOR THE            FEBRUARY 28, 2002(a)
                                                               YEAR ENDED               THROUGH
                                                           DECEMBER 31, 2003(b)    DECEMBER 31, 2002(b)
PER SHARE OPERATING PERFORMANCE:                           ------------------    ---------------------
Net asset value per common share, beginning of period.....        $13.25               $14.57
                                                                  ------               ------
Income from investment operations:
     Net investment income................................          1.04(c)              0.78
     Net realized and unrealized gain/(loss) on
  investments.............................................          5.69                (0.90)
                                                                  ------               ------
        Total income from investment operations...........          6.73                (0.12)
                                                                  ------               ------
Less dividends and distributions to preferred shareholders
  from:
     Net investment income................................         (0.07)               (0.09)
     Net realized gain on investments.....................         (0.03)               (0.01)
                                                                  ------               ------
        Total dividends and distributions to preferred
          shareholders....................................         (0.10)               (0.10)
                                                                  ------               ------
        Total from investment operations applicable to
          common shares...................................          6.63                (0.22)
                                                                  ------               ------
Less: Offering and organization costs charged to paid-in
       capital -- common shares...........................            --                (0.03)
     Offering and organization costs charged to paid-in
       capital -- preferred shares........................         (0.02)               (0.09)
     Dilutive effect of common share offering.............            --                (0.03)
                                                                  ------               ------
        Total offering and organization costs.............         (0.02)               (0.15)
                                                                  ------               ------
Less dividends and distributions to common shareholders
  from:
     Net investment income................................         (0.76)               (0.64)
     Net realized gain on investments.....................         (0.41)               (0.08)
     Tax return of capital................................         (0.26)               (0.23)
                                                                  ------               ------
        Total dividends and distributions to common
          shareholders....................................         (1.43)               (0.95)
                                                                  ------               ------
Net increase/(decrease) in net asset value per common
  share...................................................          5.18                (1.32)
                                                                  ------               ------
Net asset value, per common share, end of period..........        $18.43               $13.25
                                                                  ------               ------
                                                                  ------               ------
Market value, per common share, end of period.............        $17.85               $13.05
                                                                  ------               ------
                                                                  ------               ------
Net asset value total return(d)...........................         52.61%              - 2.73%(e)
                                                                  ------               ------
                                                                  ------               ------
Market value return(d)....................................         50.07%              - 6.95%(e)
                                                                  ------               ------
                                                                  ------               ------



---------
(a) Commencement of operations.


(b) See Note 1.


(c) Calculation based on average shares outstanding.


(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Net asset value total return measures the changes in value over the period indicated, taking into account dividends as reinvested.


(e) Not annualized.



                See accompanying notes to financial statements.

                                                                                   FOR THE PERIOD
                                                                FOR THE          FEBRUARY 28, 2002(f)
                                                               YEAR ENDED             THROUGH
                                                           DECEMBER 31, 2003(h)  DECEMBER 31, 2002(h)
RATIOS/SUPPLEMENTAL DATA:                                  --------------------  --------------------
Net assets applicable to common shares, end of period (in
  millions)...............................................       $  716.1             $  512.0
                                                                 --------             --------
                                                                 --------             --------
Ratio of expenses to average daily net assets applicable
  to common shares (before expense reduction)(l)..........           1.57%                1.52%(i)
                                                                 --------             --------
                                                                 --------             --------
Ratio of expenses to average daily net assets applicable
  to common shares (net of expense reduction)(l)..........           1.09%                1.05%(i)
                                                                 --------             --------
                                                                 --------             --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense
  reduction)(l)...........................................           6.39%                6.82%(i)
                                                                 --------             --------
                                                                 --------             --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense
  reduction)(l)...........................................           6.88%                7.29%(i)
                                                                 --------             --------
                                                                 --------             --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(g,l).................................           1.04%                1.04%(i)
                                                                 --------             --------
                                                                 --------             --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(g,l).................................           0.72%                0.72%(i)
                                                                 --------             --------
                                                                 --------             --------
Portfolio turnover rate...................................          20.51%               12.37%(j)
                                                                 --------             --------
                                                                 --------             --------
PREFERRED SHARES:
Liquidation value, end of period (in 000's)...............       $340,000             $280,000
                                                                 --------             --------
                                                                 --------             --------
Total shares outstanding (in 000's).......................             14                   11
                                                                 --------             --------
                                                                 --------             --------
Asset coverage per share..................................       $ 77,653             $ 70,710
                                                                 --------             --------
                                                                 --------             --------
Liquidation preference per share..........................       $ 25,000             $ 25,000
                                                                 --------             --------
                                                                 --------             --------
Average market value per share(k).........................       $ 25,000             $ 25,000
                                                                 --------             --------
                                                                 --------             --------



---------
(f) Commencement of operations.


(g) Average daily managed assets represent the net assets applicable to common shares plus the liquidation preference of preferred shares.


(h) See Note 1.


(i) Annualized.


(j) Not annualized.


(k) Based on weekly prices.


(l) Ratios do not reflect the effects of dividend payments to preferred shareholders.



                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (AUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Quality Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund had no operations until February 15, 2002 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). In addition, on February 27, 2002, the investment manager made a capital contribution of $1,701 to the fund. Investment operations commenced on February 28, 2002.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the taxable auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (AUDITED) -- (CONTINUED)

swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

    Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Revision of Financial Information: As a result of a recent FASB Emerging Issues Task Force consensus, which requires that periodic payments under interest rate swap transactions be reported as a component of realized and unrealized gains/losses in the fund's Statement of Operations, the fund has reclassified amounts previously reported as interest expense on interest rate swap transactions, thereby revising certain amounts in the Statement of Changes in Net Assets and the Financial Highlights. For the year ended December 31, 2003 net investment income was increased by $8,204,532 ($0.21 per share), and net realized loss on interest rate swap transactions and net change in unrealized depreciation on interest rate swap transactions were increased by $8,126,956 and $77,576, respectively (a total of $0.21 per share). For the period ended December 31, 2002, net investment income was increased by $5,029,510 ($0.13 per share), and net realized loss on interest rate swap transactions and net change in unrealized depreciation on interest rate swap transactions were increased by $4,563,379 and $466,131, respectively (a total of $0.13 per share).

    Additionally, the ratio of net investment income to average daily net assets applicable to common shares (before expense reduction and net of expense reduction) increased 1.40% and 1.11% for the year ended December 31, 2003 and the period ended December 31, 2002, respectively; the ratio of expenses to average daily net assets applicable to common shares (before expense reduction and net of expense reduction) decreased 1.40% and 1.11% for the year ended December 31, 2003 and the period ended December 31, 2002, respectively; and the ratio of expenses to average daily managed assets (before expense reduction and net of expense reduction) decreased 0.93% and 0.75% for the year ended December 31, 2003 and the period ended December 31, 2002, respectively. The reclassifications had no effect on net assets or the net increase in net assets from operations applicable to common shares.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

    Revision of Financial Information: Due to the nature of commercial real estate and the REIT structure, which generally is not subject to corporate tax, REIT dividends can be characterized as a combination of net income, capital gains (from asset dispositions) and return of capital (which generally relates to property depreciation). To date, it has been the fund's policy to distribute to its shareholders all dividends received, regardless of dividend characterization, from the securities it holds in the year that such dividends were received. The fund has reclassified a portion of its net investment income as an increase to net realized gain on investments and as an increase to unrealized appreciation/(depreciation) on investments for the current year and for prior periods. These reclassifications are being done to recognize the return of capital and realized gains that

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (AUDITED) -- (CONTINUED)

have been reported by the securities held in the portfolio of investments. These changes for the year ended December 31, 2002 are reflected in the Statement of Changes in Net Assets as follows:

                                                    PREVIOUSLY         AS
                                                     REPORTED       REVISED
                                                     --------       -------
Net investment income............................  $ 42,419,421   $ 32,953,127
Net realized gains on investments and interest
  rate swap transactions.........................    (2,358,962)    (1,286,027)
Net change in unrealized
  appreciation/(depreciation) on investments and
  interest rate swap transactions................   (45,942,531)   (37,549,172)
                                                   ------------   ------------
    Net increase/(decrease) in net assets
      resulting from operations..................  $ (5,882,072)  $ (5,882,072)
                                                   ------------   ------------
                                                   ------------   ------------

    On the Financial Highlights, the net investment income per share figures have been reduced and the net realized gain/(loss) on investments per share have been correspondingly increased. In addition, the ratios of net investment income have been reduced. These reclassifications do not change the actual dividends that were received by the fund, nor do they alter any taxpayer records, as such adjustments have historically been captured in the fund's tax reporting to its shareholders.

    The reclassifications for the Financial Highlights are as follows:

                                                       DECREASE IN
                                                      RATIOS OF NET
                                    INCREASE IN         INVESTMENT
                                    NET REALIZED        INCOME TO
                                        AND           AVERAGE DAILY
                                     UNREALIZED         NET ASSETS
                DECREASE IN NET     GAIN/(LOSS)      (BEFORE EXPENSE
                  INVESTMENT             ON           REDUCTION AND
 YEAR ENDED         INCOME          INVESTMENTS       NET OF EXPENSE
DECEMBER 31,       PER SHARE         PER SHARE          REDUCTION)
------------       ---------         ---------          ----------
    2002             $0.35             $0.35               3.20%

    These reclassifications had no effect on net assets or the net increase in net assets resulting from operations or cash received from the underlying investments.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

    Series T, Series TH, and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series T, Series TH, and Series F preferred shares are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series M28 and Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series M28 and Series W preferred shares are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (AUDITED) -- (CONTINUED)

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the year ended December 31, 2003, the fund incurred investment management fees of $7,499,290.

    The investment manager has contractually agreed to waive investment management fees in the amount of 0.32% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.26% of average daily managed asset value in year six, 0.20% of average daily managed asset value in year seven, 0.14% of average daily managed asset value in year eight, 0.08% of average daily managed asset value in year nine and 0.02% of average daily managed asset value in year 10. As long as this waiver continues, it may lower the fund's expenses and increase its total return. For the year ended
December 31, 2003, the investment manager waived management fees of $2,823,262.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the year ended December 31, 2003, the fund incurred $176,454 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the year ended December 31, 2003, fees and related expenses accrued for nonaffiliated directors totaled $42,312.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2003, totaled $237,550,482 and $179,574,976, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $10,118,665 ($0.26 per common share) for year ended December 31, 2003 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (AUDITED) -- (CONTINUED)

    For the year ended December 31, 2003 the dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                                FOR THE YEAR ENDED
                                                                   DECEMBER 31,
                                                             -------------------------
                                                                2003          2002
                                                                ----          ----
Preferred shareholders:
    Ordinary income........................................  $ 2,449,183   $ 3,509,955
    Long-term capital gains................................    1,294,045       434,405
                                                             -----------   -----------
        Total dividends and distributions to preferred
          shareholders.....................................  $ 3,743,228   $ 3,944,360
                                                             -----------   -----------
                                                             -----------   -----------
Common shareholders:
    Ordinary income........................................  $29,555,562   $24,413,662
    Long-term capital gains................................   15,615,873     3,021,534
    Tax return of capital..................................   10,118,665     8,942,086
                                                             -----------   -----------
        Total dividends and distributions to common
          shareholders.....................................  $55,290,100   $36,377,282
                                                             -----------   -----------
                                                             -----------   -----------

    At December 31, 2003 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost..............................................  $877,016,796
                                                              ------------
                                                              ------------
Gross unrealized appreciation...............................  $192,448,512
Gross unrealized depreciation...............................    (3,008,923)
                                                              ------------
Net unrealized appreciation on investments..................   189,439,589
Net unrealized depreciation on interest rate swap
  transactions..............................................   (14,552,963)
                                                              ------------
Net unrealized depreciation.................................  $174,886,626
                                                              ------------
                                                              ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of interest rate swap payments and wash sales on Portfolio Securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2003 the fund decreased undistributed net investment income by $7,660,825 and increased accumulated net realized gain on investments by $7,660,825.

    The components of distributable earnings on a tax basis consist of undistributed ordinary income of $0 and undistributed captial gains of $0.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the year ended December 31, 2003, the fund issued 219,752 shares of common stock for the reinvestment of dividends.

    On February 28, 2002, the fund completed the initial public offering of 34,000,000 shares of common stock. Proceeds paid to the fund amounted to $494,292,000 after deduction of underwriting commissions and offering expenses of $15,708,000.

    On March 8, 2002, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $29,076,000 after deduction of underwriting commissions and offering expenses of $924,000.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (AUDITED) -- (CONTINUED)

    On March 21, 2002, the fund's underwriters exercised an option to purchase an additional 1,700,000 shares. Proceeds paid to the fund amounted to $24,714,600 after deduction of underwriting commissions and offering expenses of $785,400.

    On April 8, 2002, the fund's underwriters exercised an option to purchase an additional 681,983 shares. Proceeds paid to the fund amounted to $9,914,669 after deduction of underwriting commissions and offering expenses of $315,076.

    During the period February 28, 2002 (commencement of operations) through December 31, 2002, the fund issued 247,339 shares of common stock for the reinvestment of dividends.

    On September 15, 2003, the fund issued 2,400 auction market preferred shares, Series M28 (par value $0.001). Proceeds paid to the fund amounted to $59,064,267 after deduction of underwriting commissions and offering expenses of $935,733. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On April 4, 2002, the fund issued 2,800 taxable auction market preferred shares, Series T (par value $0.001), 2,800 taxable auction market preferred shares, Series W (par value $0.001), 2,800 taxable auction market preferred shares, Series TH (par value $0.001), and 2,800 taxable auction market preferred shares, Series F (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $276,639,053 after deduction of underwriting commissions and offering expenses of $3,360,947. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products, UBS AG, Fleet Global Markets, and Royal Bank of Canada. Under the agreements the

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
             NOTES TO FINANCIAL STATEMENTS (AUDITED) -- (CONTINUED)

fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swaps. Details of the swaps at December 31, 2003 are as follows:

                                                                                                  UNREALIZED
                                 NOTIONAL                 FLOATING RATE(a)                       APPRECIATION/
         COUNTERPARTY             AMOUNT      FIXED RATE  (RESET MONTHLY)    TERMINATION DATE   (DEPRECIATION)
         ------------             ------      ----------  ----------------   ----------------   --------------
Merrill Lynch Derivative
  Products                      $46,000,000    4.5600%         1.1700%          April 5, 2005    $ (1,812,882)
Merrill Lynch Derivative
  Products                      $46,000,000    5.2100%         1.1700%          April 5, 2007      (3,517,438)
Merrill Lynch Derivative
  Products                      $46,000,000    5.5800%         1.1700%          April 6, 2009      (4,425,903)
UBS AG                          $24,000,000    4.4500%         1.1620%         April 15, 2005        (900,935)
UBS AG                          $24,000,000    5.1200%         1.1620%         April 15, 2007      (1,731,909)
UBS AG                          $24,000,000    5.4950%         1.1620%         April 15, 2009      (2,151,539)
Fleet Global Markets            $14,000,000    3.2125%         1.1700%       October 22, 2008         128,059
Royal Bank of Canada            $14,000,000    3.6800%         1.1488%       October 22, 2008        (140,416)
                                                                                                 ------------
                                                                                                 $(14,552,963)
                                                                                                 ------------
                                                                                                 ------------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2003.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)

                                                         NUMBER         VALUE          DIVIDEND
                                                        OF SHARES      (NOTE 1)        YIELD(a)
                                                        ---------   --------------   ------------
Equities                                      147.54%(b)
  Common Stock                                116.69%
    Diversified                                13.76%
        Colonial Properties Trust.....................    582,300   $   22,436,019       6.96%
        Crescent Real Estate Equities Co..............  1,396,200       22,506,744       9.31
        iStar Financial...............................    400,500       16,020,000       6.98
        Vornado Realty Trust..........................    663,443       37,889,230       4.97
                                                                    --------------
                                                                        98,851,993
                                                                    --------------
    Health Care                                17.59%
        Health Care Property Investors................  1,190,400       28,617,216       6.95
        Health Care REIT..............................    969,625       31,512,812       7.38
        LTC Properties................................    131,200        2,177,920       6.63
        Nationwide Health Properties..................  1,205,300       22,780,170       7.83
        Ventas........................................  1,766,500       41,247,775       5.57
                                                                    --------------
                                                                       126,335,893
                                                                    --------------
    Hotel                                       2.29%
        Hospitality Properties Trust..................    389,200       16,463,160       6.81
                                                                    --------------
    Industrial                                  3.15%
        First Industrial Realty Trust.................    614,500       22,662,760       7.43
                                                                    --------------
    Mortgage                                    2.83%
        Newcastle Investment Corp.....................    678,528       20,321,914       8.01
                                                                    --------------
    Office                                     33.62%
        Arden Realty..................................    826,800       24,316,188       6.87
        Brandywine Realty Trust.......................  1,140,900       31,021,071       6.47
        CarrAmerica Realty Corp.......................  1,010,600       30,550,438       6.62
        Equity Office Properties Trust................  1,314,400       35,751,680       7.35
        Highwoods Properties..........................    670,400       15,754,400       7.23
        HRPT Properties Trust.........................    635,400        6,360,354       7.99
        Kilroy Realty Corp. ..........................    142,600        4,862,660       5.81
        Mack-Cali Realty Corp. .......................  1,073,800       44,433,844       6.09
        Maguire Properties............................    604,800       14,980,896       6.46
        Prentiss Properties Trust.....................  1,000,200       33,526,704       6.68
                                                                    --------------
                                                                       241,558,235
                                                                    --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange or market, on which such security trades.

(b) Percentages indicated are based on the net assets of the Fund.

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                         NUMBER         VALUE          DIVIDEND
                                                        OF SHARES      (NOTE 1)         YIELD
                                                        ---------   --------------   ------------
    Office/Industrial                           9.00%
        Liberty Property Trust........................  1,065,200   $   42,831,692       6.02%
        Reckson Associates Realty Corp. ..............    794,100       21,805,986       6.18
                                                                    --------------
                                                                        64,637,678
                                                                    --------------
    Residential                                15.21%
      Apartment                                14.69%
        AMLI Residential Properties Trust.............     77,000        2,259,180       6.54
        Archstone-Smith Trust.........................    754,100       22,117,753       5.86
        AvalonBay Communities.........................    307,200       17,362,944       4.95
        Camden Property Trust.........................    366,600       16,790,280       5.55
        Gables Residential Trust......................    586,900       19,942,862       7.09
        Home Properties...............................    361,600       14,095,168       6.36
        Mid-America Apartment Communities.............    309,400       11,723,166       6.18
        Town & Country Trust..........................     50,000        1,262,000       6.81
                                                                    --------------
                                                                       105,553,353
                                                                    --------------
      Manufactured Home                         0.52%
        Affordable Residential Communities............    225,200        3,738,320       7.53
                                                                    --------------
        Total Residential.............................                 109,291,673
                                                                    --------------
    Self Storage                                0.46%
        Sovran Self Storage...........................     87,300        3,333,114       6.31
                                                                    --------------
    Shopping Center                            18.78%
      Community Center                          6.74%
        Cedar Shopping Centers........................    200,000        2,298,000       7.83
        Heritage Property Investment Trust............    449,100       12,152,646       7.76
        Kramont Realty Trust..........................  1,293,300       20,692,800       8.13
        New Plan Excel Realty Trust...................    222,700        5,202,272       7.06
        Urstadt Biddle Properties -- Class A..........    544,000        8,056,640       5.81
                                                                    --------------
                                                                        48,402,358
                                                                    --------------

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                         NUMBER         VALUE          DIVIDEND
                                                        OF SHARES      (NOTE 1)         YIELD
                                                        ---------   --------------   ------------
      Regional Mall                            12.04%
        Glimcher Realty Trust.........................    605,200   $   13,387,024       8.69%
        Macerich Co...................................    807,857       38,672,115       5.10
        Mills Corp....................................    737,400       34,436,580       5.10
                                                                    --------------
                                                                        86,495,719
                                                                    --------------
        Total Shopping Center.........................                 134,898,077
                                                                    --------------
            Total Common Stock
              (Identified cost -- $660,580,498).......                 838,354,497
                                                                    --------------
  Preferred Stock                              30.85%
    Diversified                                 5.90%
        Colonial Properties Trust, 8.125%, Series D...     64,900        1,663,387       7.93
        Crescent Real Estate Equities Co., 6.75%,
          Series A (Convertible)(a)...................  1,826,000       36,483,480       8.45
        iStar Financial, 7.80%, Series F..............     94,600        2,242,020       8.23
        iStar Financial, 7.65%, Series G..............     80,000        1,938,000       7.90
                                                                    --------------
                                                                        42,326,887
                                                                    --------------
    Health Care                                 0.14%
        Omega Healthcare Investors, 8.375%,
          Series D....................................     40,000        1,004,000       8.34
                                                                    --------------
    Hotel                                       6.41%
        FelCor Lodging Trust, 9.00%, Series B.........    652,500       16,312,500       9.00
        Host Marriott Corp., 10.00%, Series A.........      7,000          178,850       9.77
        Host Marriott Corp., 10.00%, Series B.........     14,100          363,921       9.69
        Host Marriott Corp., 10.00%, Series C.........     30,700          807,410       9.51
        Host Marriott Corp., 8.875%, Series E.........     10,000          254,500       8.72
        Innkeepers USA Trust, 8.00%, Series C.........     56,000        1,349,600       8.30
        LaSalle Hotel Properties, 10.25%, Series A....  1,000,000       26,775,000       9.57
                                                                    --------------
                                                                        46,041,781
                                                                    --------------
    Industrial                                   0.23%
        Keystone Property Trust, 9.125%, Series D.....     64,400        1,667,960       8.81
                                                                    --------------
    Mortgage                                     0.21%
        Newcastle Investment Corp., 9.75%, Series B...     56,000        1,534,400       8.90
                                                                    --------------

-----------
(a) 410,000 shares segregated as collateral for the interest rate swap transactions.

              See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                         NUMBER         VALUE          DIVIDEND
                                                        OF SHARES      (NOTE 1)         YIELD
                                                        ---------   --------------   ------------
    Office                                      2.64%
        HRPT Properties Trust, 8.75%, Series B........    120,000   $    3,156,000       8.32%
        Highwoods Properties, 8.625%, Series A........     13,195       13,227,988       8.60
        Maguire Properties, 7.625%, Series A..........    106,600        2,574,390       7.89
                                                                    --------------
                                                                        18,958,378
                                                                    --------------
    Office/Industrial                           0.05%
        PS Business Parks, 8.75%, Series F............      4,100          107,830       8.32
        ProLogis, 8.54%, Series C.....................      4,000          225,500       7.57
                                                                    --------------
                                                                           333,330
                                                                    --------------
    Residential -- Apartment                    4.74%
        Apartment Investment & Management Co.,
          8.75%, Series D.............................      5,530          138,858       8.71
        Apartment Investment & Management Co.,
          10.10%, Series R............................    950,000       25,042,000       9.48
        Home Properties, 9.00%, Series F..............    196,000        5,424,300       8.23
        Mid-America Apartment Communities, 8.30%,
          Series H....................................    138,100        3,473,215       8.25
                                                                    --------------
                                                                        34,078,373
                                                                    --------------
    Shopping Center                            10.53%
      Community Center                          5.25%
        Developers Diversified Realty Corp., 8.60%,
          Series F....................................  1,039,400       26,868,490       8.33
        Federal Realty Investment Trust, 8.50%,
          Series B....................................    310,300        8,207,435       8.03
        Urstadt Biddle Properties, 8.50%, Series C....     24,000        2,628,000       7.76
                                                                    --------------
                                                                        37,703,925
                                                                    --------------
      Free Standing                             0.09%
        Commercial Net Lease Realty, 9.00%,
          Series A....................................     25,000          658,000       8.55
                                                                    --------------
      Outlet Center                             0.11%
        Chelsea Property Group, 8.375%, Series A......     14,000          793,625       7.39
                                                                    --------------

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                         NUMBER         VALUE          DIVIDEND
                                                        OF SHARES      (NOTE 1)         YIELD
                                                        ---------   --------------   ------------
      Regional Mall                             5.08%
        CBL & Associates Properties, 8.75%,
          Series B....................................    430,000   $   22,704,000       8.29%
        Glimcher Realty Trust, 8.75%, Series F........     40,000        1,012,000       8.65
        Glimcher Realty Trust, 8.125%, Series G.......     40,000          950,000       8.55
        Mills Corp., 9.00%, Series B..................     55,300        1,473,192       8.45
        Mills Corp., 9.00%, Series C..................    159,600        4,233,390       8.52
        Mills Corp., 8.75%, Series E..................     84,000        2,201,640       8.35
        Simon Property Group, 8.75%, Series F.........     30,000          786,000       8.35
        Taubman Centers, 8.30%, Series A..............    127,600        3,170,860       8.35
                                                                    --------------
                                                                        36,531,082
                                                                    --------------
        Total Shopping Center.........................                  75,686,632
                                                                    --------------
            Total Preferred Stock
              (Identified cost -- $210,286,023).......                 221,631,741
                                                                    --------------
            Total Equities
              (Identified cost -- $870,866,521).......               1,059,986,238
                                                                    --------------

                                                          PRINCIPAL
                                                            AMOUNT
                                                          ----------
Commercial Paper                                 0.40%
        State Street Corp., 1.10%, due 07/01/04
          (Identified cost -- $2,851,000)..............   $2,851,000       2,851,000
                                                                       -------------
Total Investments (Identified cost --
  $873,717,521).............................   147.94%                 1,062,837,238
Liabilities In Excess of Other Assets.......    (0.61)%                   (4,388,460)
Liquidation Value of Taxable Auction Market
  Preferred Shares: Series T, Series W,
  Series TH, and Series F (Equivalent to
  $25,000 per share based on 2,800 shares
  outstanding for Series T, Series W,
  Series TH and Series F)...................   (38.98)%                 (280,000,000)
Liquidation Value of Auction Market
  Preferred Shares: Series M28 (Equivalent
  to $25,000 per share based on 2,400
  shares outstanding).......................    (8.35)%                  (60,000,000)
                                                ------                 -------------
Net Assets Applicable to Common Shares
  (Equivalent to $18.49 per share based on
  38,856,074 shares of capital stock
  outstanding)..............................   100.00%                 $ 718,448,778
                                               ------                  -------------
                                               ------                  -------------

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2004 (UNAUDITED)

Assets:
    Investments in securities, at value (Identified
      cost -- $873,717,521) (Note 1)........................  $1,062,837,238
    Cash....................................................             330
    Dividends receivable....................................       5,495,603
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         568,264
    Other assets............................................          65,760
                                                              --------------
        Total Assets........................................   1,068,967,195
                                                              --------------
Liabilities:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       9,089,970
    Payable to investment manager...........................         453,833
    Payable for dividends declared on common shares.........         337,192
    Payable for investment securities purchased.............         293,878
    Payable for dividends declared on preferred shares......         212,552
    Payable to administrator................................          30,607
    Other liabilities.......................................         100,385
                                                              --------------
        Total Liabilities...................................      10,518,417
                                                              --------------
Liquidation Value of Preferred Shares:
    Taxable auction market preferred shares, Series T
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series F
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Auction market preferred shares, Series M28 ($25,000
      liquidation value, $0.001 par value, 2,400 shares
      issued and outstanding) (Notes 1 and 5)...............      60,000,000
                                                              --------------
                                                                 340,000,000
                                                              --------------
Total Net Assets Applicable to Common Shares................  $  718,448,778
                                                              --------------
                                                              --------------
Total Net Assets Applicable to Common Shares consist of:
    Common stock ($0.001 par value, 38,856,074 shares issued
      and outstanding) (Notes 1 and 5)......................  $  541,318,970
    Distributions in excess of net investment income........      (6,197,802)
    Accumulated net realized gain on investments............       2,729,599
    Net unrealized appreciation on investments and interest
      rate swap transactions................................     180,598,011
                                                              --------------
                                                              $  718,448,778
                                                              --------------
                                                              --------------
Net Asset Value per Common Share:
  ($718,448,778[div]38,856,074 shares outstanding)..........  $        18.49
                                                              --------------
                                                              --------------
Market Price per Common Share...............................  $        16.70
                                                              --------------
                                                              --------------
Market Price Premium/(Discount) to Net Asset Value per
  Common Share..............................................           (9.68)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $25,279,246
    Interest income.........................................       25,030
                                                              -----------
        Total Income........................................   25,304,276
                                                              -----------
Expenses:
    Investment management fees (Note 2).....................    4,486,517
    Preferred remarketing fees..............................      423,078
    Administration fees (Note 2)............................      189,490
    Reports to shareholders.................................      168,000
    Professional fees.......................................       73,980
    Custodian fees and expenses.............................       46,675
    Directors' fees and expenses (Note 2)...................       20,976
    Transfer agent fees and expenses........................       10,817
    Miscellaneous...........................................       62,094
                                                              -----------
        Total Expenses......................................    5,481,627
    Reduction of Expenses (Note 2)..........................   (1,689,042)
                                                              -----------
        Net Expenses........................................    3,792,585
                                                              -----------
Net Investment Income.......................................   21,511,691
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................    7,667,289
    Net realized loss on interest rate swap transactions....   (4,515,027)
    Net change in unrealized appreciation on investments....     (198,838)
    Net change in unrealized depreciation on interest rate
      swap transactions.....................................    6,031,257
                                                              -----------
        Net realized and unrealized gain/(loss) on
          investments.......................................    8,984,681
                                                              -----------
Net Increase Resulting from Operations......................   30,496,372
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income...................................   (2,025,340)
                                                              -----------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $28,471,032
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                                  FOR THE             FOR THE
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2004     DECEMBER 31, 2003
                                                              ----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income...............................    $ 21,511,691       $ 40,209,268
        Net realized gain on investments and interest rate
          swap transactions.................................       3,152,262          8,538,886
        Net change in unrealized appreciation/(depreciation)
          on investments and interest rate swap
          transactions......................................       5,832,419        212,314,764
                                                                ------------       ------------
            Net increase in net assets resulting from
              operations....................................      30,496,372        261,062,918
                                                                ------------       ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income...............................      (2,025,340)        (2,449,183)
        Net realized gain on investments....................              --         (1,294,045)
                                                                ------------       ------------
            Total dividends and distributions to preferred
              shareholders..................................      (2,025,340)        (3,743,228)
                                                                ------------       ------------
            Net increase in net assets from operations
              applicable to common shares...................      28,471,032        257,319,690
                                                                ------------       ------------
    Less Dividends and Distributions to Common Shareholders
      from:
        Net investment income...............................     (26,227,850)       (29,555,562)
        Net realized gain on investments....................              --        (15,615,873)
        Tax return of capital...............................              --        (10,118,665)
                                                                ------------       ------------
            Total dividends and distributions to common
              shareholders..................................     (26,227,850)       (55,290,100)
                                                                ------------       ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from shares issued to common
          shareholders for reinvestment of dividends........              --          3,038,014
        Increase in net assets from preferred offering cost
          adjustment........................................         121,909                 --
        Decrease in net assets from underwriting commissions
          and offering expenses from issuance of preferred
          shares............................................              --           (935,773)
                                                                ------------       ------------
            Net increase in net assets from capital stock
              transactions..................................         121,909          2,102,241
                                                                ------------       ------------
            Total increase in net assets applicable to
              common shares.................................       2,365,091        204,131,831
    Net Assets Applicable to Common Shares:
        Beginning of period.................................     716,083,687        511,951,856
                                                                ------------       ------------
        End of period(a)....................................    $718,448,778       $716,083,687
                                                                ------------       ------------
                                                                ------------       ------------

---------
(a) Includes distributions in excess of net investment income of $6,197,802 at June 30, 2004 and undistributed net investment income of $543,697 at December 31, 2003.

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                         FOR THE PERIOD
                                                    FOR THE             FOR THE        FEBRUARY 28, 2002(a)
                                                SIX MONTHS ENDED      YEAR ENDED            THROUGH
                                                 JUNE 30, 2004     DECEMBER 31, 2003   DECEMBER 31, 2002
PER SHARE OPERATING PERFORMANCE:                ----------------   -----------------   ------------------
Net asset value per common share, beginning of
 period.......................................       $18.43             $13.25               $14.57
                                                     ------             ------               ------
Income from investment operations:
   Net investment income......................         0.55(b)            1.04(b)              0.78
   Net realized and unrealized gain/(loss) on
     investments and interest rate swap
     transactions.............................         0.24               5.69                (0.90)
                                                     ------             ------               ------
       Total income from investment
         operations...........................         0.79               6.73                (0.12)
                                                     ------             ------               ------
Less dividends and distributions to preferred
 shareholders from:
   Net investment income......................        (0.05)             (0.07)               (0.09)
   Net realized gain on investments...........           --              (0.03)               (0.01)
                                                     ------             ------               ------
       Total dividends and distributions to
         preferred shareholders...............        (0.05)             (0.10)               (0.10)
                                                     ------             ------               ------
       Total from investment operations
         applicable to common shares..........         0.74               6.63                (0.22)
                                                     ------             ------               ------
 Less: Offering and organization costs charged
       to paid-in capital -- common shares....           --                 --                (0.03)
     Offering and organization costs charged
       to paid-in capital -- preferred
       shares.................................           --              (0.02)               (0.09)
     Preferred Offering Cost Adjustment.......           --(c)              --                   --
     Dilutive effect of common share
       offering...............................           --                 --                (0.03)
                                                     ------             ------               ------
       Total offering and organization
         costs................................           --              (0.02)               (0.15)
                                                     ------             ------               ------
Less dividends and distributions to common
 shareholders from:
   Net investment income......................        (0.68)             (0.76)               (0.64)
   Net realized gain on investments...........           --              (0.41)               (0.08)
   Tax return of capital......................           --              (0.26)               (0.23)
                                                     ------             ------               ------
       Total dividends and distributions to
         common shareholders..................        (0.68)             (1.43)               (0.95)
                                                     ------             ------               ------
Net increase/(decrease) in net asset value per
 common share.................................         0.06               5.18                (1.32)
                                                     ------             ------               ------
Net asset value, per common share, end of
 period.......................................       $18.49             $18.43               $13.25
                                                     ------             ------               ------
                                                     ------             ------               ------
Market value, per common share, end of
 period.......................................       $16.70             $17.85               $13.05
                                                     ------             ------               ------
                                                     ------             ------               ------
Net asset value total return(d)...............         4.26%(e)          52.61%               -2.73%(e)
                                                     ------             ------               ------
                                                     ------             ------               ------
Market value return(d)........................       -2.77%(e)           50.07%               -6.95%(e)
                                                     ------             ------               ------
                                                     ------             ------               ------

---------
(a) Commencement of operations.

(b) Calculation based on average shares outstanding.

(c) Less than $.005 per share. See Note 5.


(d) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Net asset value total return measures the changes in value over the period indicated, taking into account dividends as reinvested.


(e) Not annualized.

                See accompanying notes to financial statements.

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                                         FOR THE PERIOD
                                                    FOR THE             FOR THE        FEBRUARY 28, 2002(f)
                                                SIX MONTHS ENDED      YEAR ENDED            THROUGH
                                                 JUNE 30, 2004     DECEMBER 31, 2003   DECEMBER 31, 2002
RATIOS/SUPPLEMENTAL DATA:                       ----------------   -----------------   ------------------
Net assets applicable to common shares, end of
 period (in millions).........................      $  718.4           $  716.1             $  512.0
                                                    --------           --------             --------
                                                    --------           --------             --------
Ratio of expenses to average daily net assets
 applicable to common shares (before expense
 reduction)(k)................................          1.53%(h)           1.57%                1.52%(h)
                                                    --------           --------             --------
                                                    --------           --------             --------
Ratio of expenses to average daily net assets
 applicable to common shares (net of expense
 reduction)(k)................................          1.06%(h)           1.09%                1.05%(h)
                                                    --------           --------             --------
                                                    --------           --------             --------
Ratio of net investment income to average
 daily net assets applicable to common shares
 (before expense reduction)(k)................          5.53%(h)           6.39%                6.82%(h)
                                                    --------           --------             --------
                                                    --------           --------             --------
Ratio of net investment income to average
 daily net assets applicable to common shares
 (net of expense reduction)(k)................          6.00%(h)           6.88%                7.29%(h)
                                                    --------           --------             --------
                                                    --------           --------             --------
Ratio of expenses to average daily managed
 assets (before expense reduction)(g,k).......          1.04%(h)           1.04%                1.04%(h)
                                                    --------           --------             --------
                                                    --------           --------             --------
Ratio of expenses to average daily managed
 assets (net of expense reduction)(g,k).......          0.72%(h)           0.72%                0.72%(h)
                                                    --------           --------             --------
                                                    --------           --------             --------
Portfolio turnover rate.......................          2.05%(i)          20.51%               12.37%(i)
                                                    --------           --------             --------
                                                    --------           --------             --------
PREFERRED SHARES:
Liquidation value, end of period (in 000's)...      $340,000           $340,000             $280,000
                                                    --------           --------             --------
                                                    --------           --------             --------
Total shares outstanding (in 000's)...........            14                 14                   11
                                                    --------           --------             --------
                                                    --------           --------             --------
Asset coverage per share......................      $ 77,827           $ 77,653             $ 70,710
                                                    --------           --------             --------
                                                    --------           --------             --------
Liquidation preference per share..............      $ 25,000           $ 25,000             $ 25,000
                                                    --------           --------             --------
                                                    --------           --------             --------
Average market value per share(j).............      $ 25,000           $ 25,000             $ 25,000
                                                    --------           --------             --------
                                                    --------           --------             --------

---------
(f) Commencement of operations.

(g) Average daily managed assets represent the net assets applicable to common shares plus the liquidation preference of preferred shares.

(h) Annualized.

(i) Not annualized.

(j) Based on weekly prices.

(k) Ratios do not reflect the effects of dividend payments to preferred shareholders.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Quality Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

    Series T, Series TH, and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series T, Series TH, and Series F preferred shares are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series M28 and Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series M28 and Series W preferred shares are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the six months ended
June 30, 2004, the fund incurred investment management fees of $4,486,517.

    The investment manager has contractually agreed to waive investment management fees in the amount of 0.32% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.26% of average daily managed asset value in year six, 0.20% of average daily managed asset value in year seven, 0.14% of average daily managed asset value in year eight, 0.08% of average daily managed asset value in year nine and 0.02% of average daily managed asset value in year 10. As long as this waiver continues, it may lower the fund's expenses and increase its total return. For the six months ended June 30, 2004, the investment manager waived management fees of $1,689,042.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the six months ended June 30, 2004, the fund incurred $105,565 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For he six months ended June 30, 2004, fees and related expenses accrued for nonaffiliated directors totaled $20,976.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2004, totaled $24,246,705 and $21,808,617, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2004 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost..............................................  $873,717,521
                                                              ------------
                                                              ------------
Gross unrealized appreciation...............................  $191,074,571
Gross unrealized depreciation...............................    (1,954,854)
                                                              ------------
Net unrealized appreciation on investments..................   189,119,717
Net unrealized depreciation on interest rate swap
  transactions..............................................    (8,521,706)
                                                              ------------
Net unrealized appreciation.................................  $180,598,011
                                                              ------------
                                                              ------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the six months ended June 30, 2004, the fund issued no shares of common stock for the reinvestment of dividends. An adjustment of $121,909 related to preferred offering costs was credited to common stock during the six months ended June 30, 2004.

    On September 15, 2003, the fund issued 2,400 auction market preferred shares, Series M28 (par value $0.001). Proceeds paid to the fund amounted to $59,064,267 after deduction of underwriting commissions and offering expenses of $935,733. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    During the year ended December 31, 2003, the fund issued 219,752 shares of common stock for the reinvestment of dividends.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, In whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products, UBS AG, Fleet National Bank, and Royal Bank of Canada. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swaps. Details of the swaps at June 30, 2004 are as follows:

                                                                                                   UNREALIZED
                              NOTIONAL                    FLOATING RATE(a)                        APPRECIATION/
       COUNTERPARTY            AMOUNT      FIXED RATE     (RESET MONTHLY)      TERMINATION DATE   DEPRECIATION
       ------------            ------      ----------     ---------------      ----------------   ------------
Merrill Lynch Derivative
  Products                   $46,000,000    4.5600%            1.150%             April 5, 2005   $   (948,638)
Merrill Lynch Derivative
  Products                   $46,000,000    5.2100%            1.150%             April 5, 2007     (2,225,784)
Merrill Lynch Derivative
  Products                   $46,000,000    5.5800%            1.150%             April 5, 2009     (2,944,853)
UBS AG                       $24,000,000    4.4500%            1.238%            April 15, 2005       (468,907)
UBS AG                       $24,000,000    5.1200%            1.238%            April 15, 2007     (1,082,982)
UBS AG                       $24,000,000    5.4950%            1.238%            April 15, 2009     (1,418,806)
Fleet National Bank          $14,000,000    3.2125%            1.113%           October 2, 2008        400,087
Royal Bank of Canada         $14,000,000    3.6800%            1.280%          October 22, 2008        168,177
                                                                                                  ------------
                                                                                                  $ (8,521,706)
                                                                                                  ------------
                                                                                                  ------------

---------

(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2004.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB', 'B', 'CCC', 'CC', and 'C'-- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK

    Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

    These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

    'aaa' -- An issue rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    'aa' -- An issue rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    'a' -- An issue rated 'a' is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    'baa' -- An issue rated 'baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

    'ba' -- An issue rated 'ba' is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    'b' -- An issue rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    'caa' -- An issue rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    'ca' -- An issue rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    'c' -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications 'aa' through 'b'. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B

                             ARTICLES SUPPLEMENTARY

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
            Articles Supplementary Creating And Fixing The Rights of
               Series M7 Taxable Auction Market Preferred Shares

    Cohen & Steers Quality Income Realty Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore in the State of Maryland (the 'Corporation'), certifies to the State Department of Assessments and Taxation of Maryland that:

    First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of its Articles of Incorporation, as amended and supplemented (which as hereafter amended, restated and supplemented from time to time, is together with these Articles Supplementary, the 'Charter'), and the Maryland General Corporation Law (the 'MGCL'), the Board of Directors has duly classified out of the Corporation's authorized and unissued common stock, and authorized the creation and issuance of, 3,760 shares of the Corporation's Taxable Auction Market Preferred Shares ('AMPS') (par value $.001 per share) and has further classified all of such shares as 'Series M7 AMPS,' liquidation preference $25,000 per share (herein referred to as the 'Series').

    Second: Pursuant to Section 2-411 of the MGCL and authority granted by
Article III of the Corporation's By-laws, the Board of Directors of the Corporation has appointed a pricing committee (the 'Pricing Committee') and has authorized such Pricing Committee to fix the terms of the Series, as set forth herein.

    Third: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series are as follows:

                                  DESIGNATION

    Series M7 AMPS: A series of AMPS, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series M7 Taxable Auction Market Preferred Shares'. Each share of the Series may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series will constitute a separate series of AMPS of the Corporation.

    Subject to the provisions of Section 11(b) of Part I hereof, the Board of Directors of the Corporation may, in the future, reclassify additional shares of the Corporation's unissued common stock as preferred stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth will be as set forth in the Articles Supplementary with respect to the additional shares.

    As used in Part I and Part II of these Articles Supplementary, capitalized terms will have the meanings provided in Section 17 of Part I and Section 1 of
Part II of these Articles Supplementary.

                             PART I: TERMS OF AMPS

    1. Number of Shares; Ranking.

    (a) The initial number of authorized shares constituting the Series is 3,760 shares. No fractional shares of the Series will be issued.

    (b) Shares of the Series which at any time have been redeemed or purchased by the Corporation will, after such redemption or purchase, have the status of authorized but unissued shares of preferred stock.

    (c) Shares of the Series will rank on a parity with shares of any other series of preferred stock of the Corporation (including any other AMPS) as to the payment of dividends to which such shares are entitled.

    (d) No Holder of shares of the Series will have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of the Series, Common Shares of the Corporation or other securities of the Corporation which it may hereafter issue or sell.

    2. Dividends.

    (a) The Holders of shares of the Series will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this
Section 2. Dividends on the Outstanding shares of the Series issued on the Date of Original Issue will accumulate from the Date of Original Issue.

    (b) (i) Dividends will be payable when, as and if declared by the Board of Directors following the initial Dividend Payment Date, subject to subparagraph
(b)(ii) of this Section 2, on the shares of the Series, as follows:

        (A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then on the 91st, 181st and 271st days within such period, if applicable, and on the Business Day following the last day of such Dividend Period; and

        (B) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period.

    (ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date will be the first Business Day following such day for payment of dividends.

    (iii) The Corporation will pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for the Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of the Series on such Dividend Payment Date. The Corporation will not be required to establish any reserves for the payment of dividends.

    (iv) All moneys paid to the Paying Agent for the payment of dividends will be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends will, upon request and to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were to have been so applied.

    (v) Each dividend on the Series will be paid on the Dividend Payment Date therefor to the Holders of the Series as their names appear on the stock ledger or stock records of the Corporation on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the stock ledger or stock records of the Corporation on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

    (c) (i) The dividend rate on Outstanding shares of the Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor will be equal to the rate as determined in the manner set forth under 'Designation' above. For each subsequent Dividend Period for the Series, the dividend rate will be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of the Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of the Series being the subject of Submitted Hold Orders and other than in an auction for a Special Dividend Period), then the dividend rate on the shares of the Series for any such Dividend Period will be the Maximum Rate (except (i) during a Default Period when the dividend rate will be the Default Rate, as set forth in Section 2(c)(ii) below or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate will be the Maximum Rate at the close of business on the last day of such Default Period). If the Corporation has declared a Special Dividend Period and there are not Sufficient Clearing Orders, the dividend rate for the next rate period will be the same as during the current rate period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the Subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.

    (ii) Subject to the cure provisions in Section 2(c)(iii) below, a 'Default Period' with respect to the Series will commence on any date the Corporation fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on the Series payable on the Dividend Payment Date (a 'Dividend Default') or
(B) the full amount of any redemption price (the 'Redemption Price') payable on the date fixed for redemption (the 'Redemption Date') (a 'Redemption Default' and together with a Dividend Default, hereinafter referred to as 'Default').

    Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default will end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period.

    (iii) No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for the Series. The Default Rate will be equal to the Reference Rate multiplied by three (3).

    (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for the Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any

Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

    (d) Any dividend payment made on shares of the Series will first be credited against the earliest accumulated but unpaid dividends.

    (e) For so long as the shares of the Series are Outstanding, except as otherwise contemplated by Part I of these Articles Supplementary, the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the Series as to dividends or upon liquidation) with respect to Common Shares or any other capital stock of the Corporation ranking junior to the Series as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other capital stock ranking junior to the Series (except by conversion into or exchange for shares of the Corporation ranking junior to the Series as to dividends and upon liquidation), unless (i) immediately after such transaction, the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Corporation's preferred stock, including the Series or will have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (iii) the Corporation has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption, including the Series required to be redeemed by any provision for mandatory redemption contained in
Section 3(a)(ii) of Part I of these Articles Supplementary.

    (f) For so long as shares of the Series are Outstanding, except as set forth in the next sentence, the Corporation will not declare, pay or set apart for payment on any series of stock of the Corporation ranking, as to the payment of dividends, on a parity with the Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series through its most recent Dividend Payment Date. When dividends are not paid in full upon the Series through its most recent Dividend Payment Date or upon any other series of stock ranking on a parity as to the payment of dividends with the Series through its most recent Dividend Payment Date, all dividends declared upon the Series and any other such series of stock ranking on a parity as to the payment of dividends with the Series will be declared pro rata so that the amount of dividends declared per share on the Series and such other series of preferred stock ranking on a parity therewith will in all cases bear to each other the same ratio that accumulated dividends per share on the Series and such other series of preferred stock ranking on a parity therewith bear to each other.

    3. Redemption.

    (a) (i) After the initial Dividend Period, subject to the provisions of this
Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Corporation may, at its option, redeem in whole or in part out of funds legally available therefor shares of the Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date ('Redemption Price'), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of these Articles Supplementary; provided, however, that during a Dividend Period of more than one year, no shares of the Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Corporation will not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Corporation gives such notice and on the Redemption Date, (a) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of the Series by reason of the redemption of the Series on the Redemption Date and
(b) the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this
Section 3 will be applicable in such circumstances in the event the Corporation makes the deposit and takes the other action required thereby.

    (ii) If the Corporation fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an 'Asset Coverage Cure Date'), the Series will be subject to mandatory redemption out of funds legally available therefor. The number of shares of the Series to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of shares of the Series the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Corporation meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of the Series then Outstanding will be redeemed) and (B) the maximum number of shares of the Series that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this
Section 3.

    (iii) In determining the shares of the Series required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Corporation will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the Series in proportion to the number of shares they hold and shares of other preferred stock subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Corporation will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Corporation last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the 'Mandatory Redemption Date'), except that if the Corporation does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the Series which would be required to be redeemed by the Corporation under clause (A) of subparagraph (a)(ii) of this
Section 3 if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Corporation otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Corporation will redeem those shares of the Series, and shares of other preferred stock which it was unable to redeem, on the earliest practicable date on which the Corporation will have such funds available, upon notice pursuant to
Section 3(b) to record owners of shares of the Series to be redeemed and the Paying Agent. The Corporation will deposit with the Paying Agent funds sufficient to redeem the specified number of shares of the Series with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the

Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding shares of the Series are to be redeemed pursuant to this
Section 3(a)(iii), the number of shares to be redeemed will be redeemed pro rata from the Holders of such shares in proportion to the number of the shares of the Series held by such Holders, by lot or by such other method as the Corporation will deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. 'Mandatory Redemption Price' means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

    (b) In the event of a redemption pursuant to the foregoing Section 3(a), the Corporation will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Corporation will deliver a notice of redemption to the Auction Agent (the 'Notice of Redemption') containing the information set forth below (i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. Only with respect to shares held by the Securities Depository, the Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of the Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Corporation). The Auction Agent will confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of the Series at their addresses appearing on the share records of the Corporation. Such Notice of Redemption will set forth
(i) the date fixed for redemption, (ii) the number and identity of shares of the Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and
(v) the provision under which redemption will be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder will also specify the number of shares to be redeemed from such Holder.

    (c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred stock, including the Series, may be redeemed at the option of the Corporation unless all dividends in arrears on the Outstanding shares of the Series and any other preferred stock have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of preferred stock.

    (d) Upon the deposit of funds sufficient to redeem shares of the Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares will cease to accumulate and such shares will no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Corporation has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price will be paid by the Paying Agent to the nominee of the Securities Depository. The Corporation will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of the Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of the Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date will, to the extent permitted by law, be paid to the Corporation, after which time the Holders of shares of the Series so called for redemption may look only to the Corporation for payment of the redemption price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent will notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds once each week for three consecutive weeks. The Corporation will be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

    (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption will be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of the Series will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation will have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed shares of the Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of the Series and will include those shares of the Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

    (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of the Series called for redemption will be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

    (g) So long as any shares of the Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

    (h) Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Corporation to purchase or otherwise acquire any shares of the Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of the Series for which Notice of Redemption has been given and the Corporation meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation will have no voting rights. If fewer than all the Outstanding shares of the Series are redeemed or otherwise acquired by the Corporation, the Corporation will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

    (i) In the case of any redemption pursuant to this Section 3, only whole shares of the Series will be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent will be authorized to round up so that only whole shares are redeemed.

    (j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6(k) of Part I of these Articles Supplementary, the Board of Directors, upon notification to each Rating Agency, may authorize, create or issue other series of preferred stock, including other series of AMPS, ranking on a parity with the Series with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (A) the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the

Outstanding Series) are deposited with the Paying Agent in accordance with
Section 3(d) of Part I of these Articles Supplementary, Notice of Redemption as contemplated by Section 3(b) of Part I of these Articles Supplementary has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding shares of the Series or (B) the Corporation would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 12(b) of Part I of these Articles Supplementary.

    4. Designation of Dividend Period.

    (a) The initial Dividend Period for the Series will be as determined in the manner set forth under 'Designation' above. The Corporation will designate the duration of subsequent Dividend Periods of the Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period will be effective only if (i) notice thereof will have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series will have been cured as provided above, (iii) Sufficient Clearing Orders will have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Corporation will have mailed a Notice of Redemption with respect to any shares and the redemption price with respect to such shares will have been deposited with the Paying Agent, (v) in the case of the designation of a Special Dividend Period, the Broker-Dealers will have notified the Corporation in writing that it believes the Auction for the Special Dividend Period will be successful, and (vi) each Rating Agency will have confirmed in writing to the Corporation that such designation will not adversely affect their respective then-current ratings of the Series.

    (b) If the Corporation proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and communicated by the Corporation by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice will state (A) that the Corporation proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and the Maximum Applicable Rate for such Special Dividend Period and (B) that the Corporation will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period will be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Corporation will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

        (i) a notice stating (A) that the Corporation has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

        (ii) a notice stating that the Corporation has determined not to exercise its option to designate a Special Dividend Period.

    If the Corporation fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this
Section 4 by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Corporation will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

    5. Restrictions on Transfer. Shares of the Series may be transferred only
(a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Corporation or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of the Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of the Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

    6. Voting Rights.

    (a) Except as otherwise provided in the Charter or as otherwise required by applicable law, (i) each Holder of shares of the Series will be entitled to one vote for each share of the Series held on each matter on which the Holders of the Series are entitled to vote, and (ii) the holders of the Outstanding shares of preferred stock, including the Series, and holders of shares of Common
Shares will vote together as a single class on all matters submitted to the stockholders; provided, however, that, with respect to the election of directors, the holders of the Outstanding shares of preferred stock, including the Series, represented in person or by proxy at a meeting for the election of directors, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock, including the Common Shares, to elect two directors of the Corporation, each share of preferred stock, including the Series, entitling the holder thereof to one vote. The identities of the nominees of such directorships may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding shares of Common Shares and outstanding shares of preferred stock, including the Series, voting together as a single class, will be entitled to elect the balance of the directors.

    (b) If at any time dividends on the Series will be unpaid in an amount equal to two full years' dividends on the Series (a 'Voting Period'), the number of directors constituting the Board of Directors will be automatically increased by the smallest number of additional directors that, when added to the number of directors then constituting the Board of Directors, will (together with the two directors elected by the holders of preferred stock, including the Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred stock, including the Series, will be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect the smallest number of such additional directors of the Corporation that will constitute a majority of the total number of directors of the Corporation so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 will continue unless and until all dividends in arrears on the Series will have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph
(b) of Section 6 will cease, subject always, however, to the revesting of such voting rights in the holders of preferred stock, including the Series, upon the further occurrence of any of the events described in this paragraph (b) of
Section 6.

    (c) As soon as practicable after the accrual of any right of the holders of shares of preferred stock, including the Series, to elect additional directors as described in paragraph (b) of this Section 6, the Corporation will notify the Auction Agent, and the Auction Agent will call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting will be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including the Series, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), will be entitled to elect the number of directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of preferred stock, including Holders of the Series, present in person or by proxy will have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.

    (d) For purposes of determining any rights of the holders of the shares of preferred stock, including the Series, to vote on any matter, whether such right is created by these Articles Supplementary, by statute or otherwise, if redemption of some or all of the shares of preferred stock, including the Series, is required, no holder of shares of preferred stock, including the Series, will be entitled to vote and no share of preferred stock, including the Series, will be deemed to be 'outstanding' for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of the Series in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares will have been given as provided in
Section 3(b) of Part I of these Articles Supplementary and in the case of other preferred stock the Corporation has otherwise met the conditions for redemption applicable to such shares.

    (e) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders of the Series and holders of other shares of preferred stock to elect directors pursuant to paragraph (b) of this
Section 6 will continue, notwithstanding the election at such meeting by the holders of the number of directors that they are entitled to elect.

    (f) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the Series and holders of shares of other preferred stock pursuant to paragraph (b) of this
Section 6 will terminate, the remaining directors will constitute the directors of the Corporation and the voting rights of such holders to elect additional directors pursuant to paragraph (b) of this Section 6 will cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

    (g) Unless otherwise required by law or in the Corporation's Charter, the Holders of the Series will not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the Series of the Corporation or fails to redeem any shares of the Series which it is required to redeem, or any other event occurs which requires the mandatory redemption of the Series and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of these Articles Supplementary, the exclusive remedy of the Holders of the Series will be the right to vote for directors pursuant to the provisions of paragraph (b) of this Section 6. In no event will the Holders of the Series have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

    (h) For so long as any shares of preferred stock, including the Series, are outstanding, the Corporation will not, without the affirmative vote of the Holders of a majority of the outstanding preferred stock, including the Series,
(i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Corporation's assets as a whole, except

(A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Series, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Corporation's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Corporation may borrow as may be permitted by the Corporation's investment restrictions; provided, however, that transfers of assets by the Corporation subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Corporation has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

    (i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock, including the Series, voting together as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of preferred stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation will, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and will, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

    (j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Corporation's shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series;
(ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

    (k) The Board of Directors, without the vote or consent of any holder of shares of preferred stock, including the Series, or any other stockholder of the Corporation, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Corporation, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to the Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Series or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the the Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

    In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of preferred stock, including the Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the

Broker-Dealers, provided that immediately following any such increase the Corporation would meet the Preferred Shares Basic Maintenance Amount Test.

    7. Liquidation Rights.

    (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of preferred stock, including the Series, will be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before distribution or payment will be made in respect of the Common Shares or to any other shares of stock of the Corporation ranking junior to the preferred stock, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the 'Liquidation Preference'), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Directors, but excluding interest thereon), but such Holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. The Series will rank on a parity with shares of any other series of preferred stock of the Corporation as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

    (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of preferred stock, including the Series, will be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets will be distributed among the holders of all outstanding shares of preferred stock, including the Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding shares of preferred stock, including the Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any stock of the Corporation ranking junior to the preferred stock as to liquidation.

    (c) Neither the consolidation nor merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

    (d) After the payment to Holders of the Series of the full preferential amounts provided for in this Section 7, the Holders of the Series as such will have no right or claim to any of the remaining assets of the Corporation.

    (e) In the event the assets of the Corporation or proceeds thereof available for distribution to the Holders of the Series, upon dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, will be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution will be made on account of any shares of any other series of preferred stock unless proportionate distributive amounts will be paid on account of the Series, ratably, in proportion to the full distributable amounts to which holders of all shares of preferred stock are entitled upon such dissolution, liquidation or winding up.

    (f) Subject to the rights of the holders of shares of other preferred stock or after payment will have been made in full to the Holders of the Series as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the Series with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation will, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series will not be entitled to share therein.

    8. Auction Agent. For so long as any shares of the Series are Outstanding, the Auction Agent, duly appointed by the Corporation to so act, will be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which, however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time will the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of the Series are Outstanding, the Corporation will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Corporation may remove the auction agent provided that prior to such removal the Corporation will have entered into such an agreement with a successor auction agent.

    9. 1940 Act Preferred Shares Asset Coverage. The Corporation will maintain, as of the last Business Day of each month in which any shares of the Series are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.

    10. Preferred Shares Basic Maintenance Amount. So long as any shares of the Series are Outstanding and any Rating Agency so requires, the Corporation will maintain, as of each Valuation Date, Moody's Eligible Assets and S&P Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that
Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.

    11. Certain Other Restrictions. So long as any shares of the Series are Outstanding and S&P, Moody's or any Other Rating Agency that is rating such shares so requires, the Corporation will not, unless it has received written confirmation from S&P (if S&P is then rating the Series), Moody's (if Moody's is then rating the Series) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the Series, engage in any one or more of the following transactions:

        (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;

        (b) except in connection with a refinancing of the Series, issue additional shares of any series of preferred stock, including the Series or reissue any shares of preferred stock, including the Series previously purchased or redeemed by the Corporation;

        (c) engage in any short sales of securities;

        (d) lend portfolio securities;

        (e) merge or consolidate into or with any other fund; or

        (f) for purposes of valuation of Moody's Eligible Assets: (A) if the Corporation writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Series, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Corporation writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Corporation buys have no value. For so long as the Series are rated by Moody's: (A) the Corporation will not engage in options transactions for leveraging or speculative purposes; (B) the Corporation will not write or sell any anticipatory contracts pursuant to which the Corporation hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Corporation will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Corporation would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Corporation will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Corporation would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount;
    (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Corporation will write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the Series); (G) where delivery may be made to the Corporation with any of a class of securities, the Corporation will assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Corporation will not engage in forward contracts; and (I) there will be a quarterly audit made of the Corporation's options transactions by the Corporation's independent auditors to confirm that the Corporation is in compliance with these standards.

        (g) For so long as the Series is rated by S&P, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Series by S&P.

    12. Compliance Procedures for Asset Maintenance Tests. For so long as any shares of the Series are Outstanding and any Rating Agency so requires:

        (a) As of each Valuation Date, the Corporation will determine (i) the Market Value of each Eligible Asset owned by the Corporation on that date,
    (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date,
    (iv) the value (as used in the 1940 Act) of the total assets of the Corporation, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.

        (b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Corporation may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing shares of the Series outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

        (c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Asset Coverage Tests will be determined with reference to those shares of the Series which are deemed to be Outstanding hereunder.

        (d) In the case of the asset coverage requirements for Moody's and S&P, the auditors must certify once per calendar year the asset coverage test on a date randomly selected by the auditor.

        (e) The Corporation will deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a 'Preferred Shares Basic Maintenance Certificate') as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Corporation's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares outstanding , preferred shares of the Fund, including the Series, are redeemed and
    (F) any day the S&P Eligible Assets have an aggregate discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate will be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

        (f) The Corporation will deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a '1940 Act Preferred Shares Asset Coverage Certificate') (i) as of the Date of Original Issue, and (ii) as of
    (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate will be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates required by paragraphs (d) and (e) of this Section 12 may be combined into a single certificate.

        (g) Within ten Business Days of the Date of Original Issue, the Corporation will deliver to the Auction Agent and each Rating Agency a letter prepared by the Corporation's independent auditors (an 'Auditor's Certificate') regarding the accuracy of the calculations made by the Corporation in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Corporation on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Corporation, the Corporation will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation in a Preferred Shares Basic Maintenance Certificate with respect to a date randomly selected by the Corporation's independent auditors during such fiscal quarter. In addition, the Corporation will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Corporation's independent auditors will be conclusive and binding on the Corporation.

        (h) The Auditor's Certificates referred to in paragraph (f) above will confirm, based upon the independent auditor's review of portfolio data provided by the Corporation, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Corporation had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.

        (i) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of these Articles Supplementary. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor's Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.

    13. Notice. All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, will be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 will be deemed given on the earlier of the date received or the date five-days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the MGCL for notices of stockholders' meetings.

    14. Waiver. To the extent permitted by Maryland law, Holders of at least two-thirds of the Outstanding shares of the Series may waive any provision hereof intended for their benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

    15. Termination. In the event that no shares of the Series are Outstanding, all rights and preferences of such shares established and designated hereunder will cease and terminate, and all obligations of the Corporation under these Articles Supplementary will terminate.

    16. Amendment. Subject to the provisions of these Articles Supplementary, the Board of Directors may, by resolution duly adopted without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), amend these Articles Supplementary to reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(k) of Part I of these Articles Supplementary without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, amend or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any patent defect.

    17. Definitions. As used in Part I and Part II of these Articles Supplementary, the following terms will have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        'AA' Composite Commercial Paper Rate' on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is 7 days or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in clause (ii) below; for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of financial issuers whose corporate bonds are rated 'AA' by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the 'AA' Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent as agreed to by Merrill Lynch & Co. For purposes of this definition,
    (A) 'Commercial Paper Dealers' shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and
    (B) 'interest equivalent' of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

        'Affiliate' means any person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation will be deemed to be an Affiliate nor will any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.

        'Agent Member' means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

        'All Hold Rate' means the 7-day 'AA' Composite Commercial Paper Rate.

        'AMPS' has the meaning set forth in Article FIRST of these Articles Supplementary.

        'Applicable Rate' means for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of the Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

        'Approved Price' means the 'fair value' as determined by the Corporation in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Corporation receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

        'Asset Coverage Cure Date' has the meaning set forth in Section 3(a)(ii) of these Articles Supplementary.

        'Auction' means each periodic operation of the Auction Procedures.

        'Auction Agent' means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate.

        'Auction Date' means the first Business Day next preceding the first day of a Dividend Period for the Series.

        'Auction Procedures' means the procedures for conducting Auctions as set forth in Part II of these Articles Supplementary.

        'Auditor's Certificate' has the meaning set forth in Section 12(f) of
    Part I of these Articles Supplementary.

        'Beneficial Owner' means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the Series.

        'Bid' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Bidder' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary, provided however that neither the Corporation nor any Affiliate will be permitted to be Bidder in an Auction.

        'Board of Directors' or 'Board' means the Board of Directors of the Corporation or any duly authorized committee thereof as permitted by applicable law.

        'Broker-Dealer' means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement that remains effective.

        'Broker-Dealer Agreement' means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

        'Business Day' means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

        'Charter' has the meaning set forth in the preamble to these Articles Supplementary.

        'Code' means the Internal Revenue Code of 1986, as amended.

        'Commission' means the Securities and Exchange Commission.

        'Common Shares' means the shares of the Corporation's Common Stock, par value $.001 per share.

        'Corporation' has the meaning set forth in the preamble to these Articles Supplementary.

        'Date of Original Issue' means the date on which the Series is originally issued by the Corporation.

        'Default' has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

        'Default Period' has the meaning set forth in Sections 2(c)(ii) or (iii) of Part I of these Articles Supplementary.

        'Default Rate' has the meaning set forth in Sections 2(c)(iii) of
    Part I of these Articles Supplementary.

        'Deposit Securities' means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered 'Deposit Securities' only if they also are rated at least P-1 by Moody's.

        'Discount Factor' means the S&P Discount Factor (if S&P is then rating the Series), the Moody's Discount Factor (if Moody's is then rating the Series) or the discount factor established by any Other Rating Agency which is then rating the Series and which so requires, whichever is applicable.

        'Discounted Value' means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

        'Dividend Default' has the meaning set forth in Section 2(c)(ii) of
    Part I of these Articles Supplementary.

        'Dividend Payment Date' means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.

        'Dividend Period' means the initial period determined in the manner set forth under 'Designation' above, and thereafter, the period commencing on the Business Day following each Dividend Period and ending on the calendar day immediately preceding the next Dividend Payment Date.

        'Eligible Assets' means Moody's Eligible Assets (if Moody's is then rating the Series), S&P Eligible Assets (if S&P is then rating the Series), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series, whichever is applicable.

        'Existing Holder' has the meaning set forth in Section 1 of Part II of these Articles Supplementary.

        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Holder' means, with respect to the Series, the registered holder of shares of the Series as the same appears on the stock ledger or stock records of the Corporation.

        'Investment Manager' means Cohen & Steers Capital Management, Inc.

        'Liquidation Preference' means $25,000 per share of the Series.

        'Mandatory Redemption Date' has meaning set forth in Section 3(a)(iii) of Part I of these Articles Supplementary.

        'Mandatory Redemption Price' has the meaning set forth in Section 3(a)(iii) of Part I of these Articles Supplementary.

        'Market Value' means the fair market value of an asset of the Corporation as computed as follows: Securities listed on the New York Stock Exchange at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the Business Day as of which such value is being determined provided that, if there has been no sale on such day, the securities are valued at the closing mean prices on such day and provided further that, if no prices are quoted on such day, then the security is valued by such method as the Board of Directors will determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or
    (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Corporation where such computation does not include interest accrued. The independent dealers from whom bids are sought will be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    'Maximum Rate' means, on any date on which the Applicable Rate is determined, the applicable percentage of the 'AA' Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Series by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount.

   MOODY'S                  S&P                APPLICABLE
CREDIT RATING          CREDIT RATING           PERCENTAGE
-------------          -------------           ----------
Aa3 or Above          AA- or Above                150%
A3 or A1              A- to A+                    200%
Baa3 to Baa1          BBB- to BBB+                225%
Below Baa3            Below BBB-                  275%

    'Moody's' means Moody's Investors Service, Inc. and its successors at law.

    'Moody's Discount Factor' means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                          DISCOUNT FACTOR(1)(2)(3)
                                                          ------------------------
Common stock of REITs                                               154%
Preferred stock of REITs
    with Senior Implied Moody's (or S&P) rating:                    154%
    without Senior Implied Moody's (or S&P) rating:                 208%
Preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P) rating:                    208%
    without Senior Implied Moody's (or S&P) rating:                 250%

                                                        (footnotes on next page)

(footnotes from previous page)

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

    (b) Debt Securities of REITs and Other Real Estate Companies:

          TERMS OF MATURITY OF
       NON-INVESTMENT GRADE BONDS         Aaa     Aa     A     Baa     Ba     B     NR(1)
       --------------------------         ---     --     -     ---     --     -     -----
1 year or less                            109%   112%   115%   118%   137%   150%   250%
2 years or less (but longer than 1 year)  115%   118%   122%   125%   146%   160%   250%
3 years or less (but longer than 2
  years)                                  120%   123%   127%   131%   153%   168%   250%
4 years or less (but longer than 3
  years)                                  126%   129%   133%   138%   161%   176%   250%
5 years or less (but longer than 4
  years)                                  132%   135%   139%   144%   168%   185%   250%
7 years or less (but longer than 5
  years)                                  139%   143%   147%   152%   179%   197%   250%
10 years or less (but longer than 7
  years)                                  145%   150%   155%   160%   189%   208%   250%
15 years or less (but longer than 10
  years)                                  150%   155%   160%   165%   196%   216%   250%
20 years or less (but longer than 15
  years)                                  150%   155%   160%   165%   196%   228%   250%
30 years or less (but longer than 20
  years)                                  150%   155%   160%   165%   196%   229%   250%
Greater than 30 years                     165%   173%   181%   189%   205%   240%   250%

---------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's or municipal issuer's assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate or municipal debt security is unrated by Moody's, S&P or Fitch, the Corporation will use the percentage set forth under 'Below B and Unrated' in the Corporate or Municipal Debt Tables. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):

                                                 U.S. TREASURY STRIPS   U.S. TREASURY SECURITIES
REMAINING TERM TO MATURITY                         DISCOUNT FACTOR          DISCOUNT FACTOR
--------------------------                         ---------------          ---------------
1 year or less                                           107%                     107%
2 years or less (but longer than 1 year)                 113%                     115%
3 years or less (but longer than 2 years)                118%                     121%
4 years or less (but longer than 3 years)                123%                     128%
5 years or less (but longer than 4 years)                128%                     135%
7 years or less (but longer than 5 years)                135%                     147%
10 years or less (but longer than 7 years)               141%                     163%
15 years or less (but longer than 10 years)              146%                     191%
20 years or less (but longer than 15 years)              154%                     218%
30 years or less (but longer than 20 years)              154%                     244%

    (d) Short-Term Instruments and Cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date,
(ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and
(iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P or Fitch and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.

        'Moody's Eligible Assets' means the following:

           (a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies:
       (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ('Moody's Sector Classifications') listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

           (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;

           (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if

               (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A+ or higher by S&P;

               (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS originally issued;

               (iii) the interest rate swap transaction will be marked-to-market daily;

               (iv) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and

               (v) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount;

           (c) U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

           (d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

           (e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

        'Moody's Real Estate Industry/ Property Sector Classification' means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, 'NAREIT'):

            1. Office

            2. Industrial

            3. Mixed

            4. Shopping Centers

            5. Regional Malls

            6. Free Standing

            7. Apartments

            8. Manufactured Homes

            9. Diversified

           10. Lodging/Resorts

           11. Health Care

           12. Home Financing

           13. Commercial Financing

           14. Self Storage

        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

        '1933 Act' means the Securities Act of 1933, as amended.

        '1940 Act' means the Investment Company Act of 1940, as amended.

        '1940 Act Preferred Shares Asset Coverage' means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all outstanding shares of the Series (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

        '1940 Act Preferred Shares Asset Coverage Certificate' means the certificate required to be delivered by the Corporation pursuant to Section 12(e) of these Articles Supplementary.

        'Notice of Redemption' means any notice with respect to the redemption of the Series pursuant to Section 3 of Part I of these Articles Supplementary.

        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Other Rating Agency' means any rating agency other than S&P or Moody's then providing a rating for the Series pursuant to the request of the Corporation.

        'Other Rating Agency Eligible Assets' means assets of the Corporation designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Corporation's assets in connection with such Other Rating Agency's rating of the Series.

        'Other Real Estate Companies' companies which generally derive at least 50% of their revenue from real estate or has at least 50% of its assets in real estate, but not including REITs.

        'Outstanding' means, as of any date, shares of the Series theretofore issued by the Corporation except, without duplication, (i) any shares of the Series theretofore canceled, redeemed or repurchased by the Corporation, or delivered to the Auction Agent for cancellation or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any shares of the Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of the Series as to which the Corporation or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any shares of the Series as to which the Corporation or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and
    (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, shares of the Series held by the Corporation will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

        'Paying Agent' means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as paying agent, which paying agent may be the same as the Auction Agent.

        'Person' or 'Persons' means and includes an individual, a partnership, the corporation, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        'Potential Beneficial Owner or Holder' has the meaning set forth in
    Section 1 of Part II of these Articles Supplementary.

        'Preferred Shares Basic Maintenance Amount' means as of any Valuation Date as the dollar amount equal to the difference of:

           (i) the sum of (A) the product resulting from multiplying the number of shares of the Series outstanding on such date by the Liquidation Preference per share (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Series (or other preferred shares) then subject to redemption; plus (B) the aggregate amount of dividends that will have accumulated (whether or not earned or declared) for the shares of the Series outstanding and any other series of preferred shares outstanding on such date to the 30th day after such Valuation Date; plus (C) the aggregate amount of dividends that would accumulate on shares of the Series outstanding from the first Dividend Payment Date after the Valuation Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (plus the aggregate amount of dividends that would accumulate on other outstanding preferred shares from the first respective dividend payment date for such shares after the Valuation Date through the 56th day after such Valuation Date, at the respective maximum rates for such other outstanding preferred shares); plus (D) the amount of anticipated Corporation non-interest expenses for the 90 days subsequent to such Valuation Date; plus (E) the amount of the current outstanding balances of any indebtedness which is senior to the shares of the Series plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; plus (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to shares of the Series and any other outstanding series of preferred shares for which a Notice of Redemption or notice of redemption, respectively, has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through
       (i)(E); and plus (G) any current liabilities as of such Valuation
       Date to the extent not reflected in any of (i)(A) through (i)(F); less

           (ii) the sum of any cash plus the value of any of the Corporation's assets irrevocably deposited by the Corporation for the payment of any
       (i)(B) through (i)(F) ('value,' for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's and A-1 by S&P, it will be valued at its face value).

        'Preferred Shares Basic Maintenance Amount Test' means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

        'Preferred Shares Basic Maintenance Certificate' has the meaning set forth in Section 12(d) of Part I of these Articles Supplementary.

        'Pricing Service' means any of the following: Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, Standard & Poors/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.

        'Rating Agency' means Moody's and S&P as long as such rating agency is then rating the Series.

        'Redemption Date' has the meaning set forth in Section 2(c)(ii) of
    Part II of these Articles Supplementary.

        'Redemption Default' has the meaning set forth in Section 2(c)(ii) of
    Part I of these Articles Supplementary.

        'Redemption Price' has the meaning set forth in Section 3(a)(i) of
    Part I of these Articles Supplementary.

        'Reference Rate' means, with respect to the determination of the Default Rate, the applicable 'AA' Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

        'Registrar' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as transfer agent.

        'REIT' or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

        'S&P' means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law. 'S&P Discount Factor' means, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows. The S&P Discount Factor for any S&P Eligible Asset other than the securities set forth below will be the percentage provided in writing by S&P:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
MINIMUM NUMBER OF:
Issuers(1)                                               44        40        44        30
Real Estate Industry/Property Sectors(2)                 10         8         7         7
PERCENT OF ASSETS IN:
Largest Real Estate Industry/Property Sector             17%       25%       30%       30%
2nd Largest Real Estate Industry/Property Sector         15%       20%       25%       25%
3rd Largest Real Estate Industry/Property Sector         12%       15%       15%       15%
4th Largest Real Estate Industry/Property Sector         12%       12%       12%       12%
S&P DISCOUNT FACTOR:
common stock                                            190%      208%      223%      231%
preferred stock(3)                                      157%      167%      174%      178%

---------

(1) Three issuers may each constitute 6% of assets and four issuers may each constitute 5% of assets.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) As defined by NAREIT.

(3) Applies to preferred stock of real estate companies, subject to diversification guidelines whereby at least 34% of the preferred assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B- (or Moody's equivalent) or is unrated. The Discount Factor for common stock will apply to preferred stock which is not in compliance with the diversification standard.

    (b) Debt Securities:

                                                    DIVERSIFICATION STANDARD
                                              -------------------------------------
BOND RATING(1)                                LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
--------------                                -------   -------   -------   -------
A                                              116%      117%      119%      118%
A-                                             117%      119%      120%      120%
BBB+                                           119%      121%      122%      122%
BBB                                            121%      122%      124%      124%
BBB-                                           122%      124%      126%      126%
BB+                                            127%      130%      133%      132%
BB                                             133%      137%      141%      139%
BB-                                            139%      144%      149%      147%
B+                                             152%      159%      166%      164%
B                                              163%      172%      182%      179%
B-                                             176%      188%      202%      197%
CCC+                                           198%      212%      230%      224%
CCC                                            236%      262%      295%      284%

---------

(1) The S&P Discount Factors for debt securities will also be applied to any interest rate swap or cap, in which case the rating of the counterparty will determine the appropriate rating category.

(2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating Chart will apply.

    (c) U.S. Treasury Securities, including Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

52-week Treasury Bills*                                       102%
Two-Year Treasury Notes                                       104%
Three-Year Treasury Notes                                     108%
Five-Year Treasury Notes                                      109%
10-Year Treasury Notes                                        115%
30-Year Treasury Bonds                                        126%

---------

* Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

    (d) Cash and Cash Equivalents: The S&P Discount Factor applied to Cash and Cash Equivalents will be (A) 100% and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

        'S&P Eligible Assets' means the following:

           (a) Common Stock, Preferred Stock and any debt securities of REITs and Real Estate Companies;

           (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A+ or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series and any other outstanding preferred shares originally issued. The interest rate swap transaction will be marked-to-market daily;

           (c) U.S. Treasury Securities and Treasury Strips (as defined by S&P);

           (d) Short-Term Money Market Instruments so long as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow) ('permitted bank' means any bank, domestic or foreign, whose commercial paper is rated A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days of less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

           (e) Cash, which is any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency, and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or securities:
       (i) U.S. Government Securities; (ii) certificates of deposits of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/ or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least 'P-1' by Moody's and 'A-1+' by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least 'A-1' by Moody's and 'A+' by S&P); (iii) commercial paper issued by any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least 'P-1' by Moody's and 'A-1+' by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least 'P-1' by Moody's and 'A-1+' by S&P either at the time of such investment or the making of a contractual commitment providing for such investment; (v) shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least 'AAAm' or 'AAAg' by S&P and 'Aaa' by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and
       (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least 'A-1+' by S&P; provided, that (i) in no event will Cash Equivalents include any obligation that provides for payment of interest alone; (ii) Cash Equivalents referred to in clauses
       (ii) and (iii) above will mature within 183 days of issuance;
       (iii) either Moody's or S&P changes its rating system, then any ratings included in this definition will be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be;
       (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition will be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) will not include any such investment of more than $100 million in any single issuer; and (vi) in no event will Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an

       'r' subscript, and IOs or any POs (other than commercial paper with a maturity within 183 days of issuance).

       'S&P OC Test Rating Chart' means the chart set forth below:

MOODY'S RATING          MAPPED S&P RATING
--------------          -----------------
Aaa                         AA+
Aa1                         AA
Aa2                         AA-
Aa3                         A+
A1                          A
A2                          A-
A3                          BBB+
Baa1                        BBB
Baa2                        BBB-
Baa3                        BB+
Ba1                         BB-
Ba2                         B+
Ba3                         B
B1                          B-
B2                          CCC+
B3                          CCC
Caa                         CCC-
NR or below Caa             NR

        'S&P Real Estate Industry/Property Sector Classification' means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):

            1. Office

            2. Industrial

            3. Mixed

            4. Shopping Centers

            5. Regional Malls

            6. Free Standing

            7. Apartments

            8. Manufactured Homes

            9. Diversified

           10. Lodging/Resorts

           11. Health Care

           12. Home Financing

           13. Commercial Financing

           14. Self Storage

        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, when necessary will consult with the independent auditor and/or S&P, as necessary.

        'Securities Depository' means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the Series.

        'Sell Order' has the meaning set forth in Section 2(ii) of Part II of these Articles Supplementary.

        'Short-Term Money Market Instrument' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

           (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+if such commercial paper matures in over 30 days;

           (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

           (iii) overnight funds; and

           (iv) U.S. Government Securities.

        'Special Dividend Period' means a Dividend Period that is not a Standard Dividend Period.

        'Specific Redemption Provisions' means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a 'Non-Call Period') determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Corporation and (ii) a period (a 'Premium Call Period'), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Corporation's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

        'Standard Dividend Period' means a Dividend Period of 7 days, unless the day after such 7th day is not a Business Day, then the number of days ending on the calendar day next preceding the next Business Day (such Business Day, being the Dividend Payment Date).

        'Submission Deadline' means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        'Transfer Agent' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as Transfer Agent.

        'Treasury Index Rate' means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Corporation by at least three recognized dealers in U.S. Government Securities selected by the Corporation.

        'U.S. Government Securities' means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

        'Valuation Date' means the last Business Day of each week, or such other date as the Corporation and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

        'Voting Period' has the meaning set forth in Section 6(b) of Part I of these Articles Supplementary.

        'Winning Bid Rate' has the meaning set forth in Section 4(a)(iii) of
    Part II of these Articles Supplementary.

    18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                          PART II: AUCTION PROCEDURES

    1. Certain Definitions. As used in Part II of these Articles Supplementary, the following terms will have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in Section 1 of Part II of these Articles Supplementary will have the respective meanings specified in Part I of these Articles Supplementary.

        'Agent Member' means a member of or participant in the Securities Depository that will act on behalf of Existing Holders or Potential Holders of shares of the Series.

        'Available Shares of the Series' has the meaning set forth in Section 4(a)(i) of Part II of these Articles Supplementary.

        'Existing Holder' means (a) a person who beneficially owns those shares of the Series listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those shares of the Series which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer will have signed a Master Purchaser's Letter.

        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Master Purchaser's Letter' means the letter which is required to be executed by each prospective purchaser of shares of the Series or the Broker-Dealer through whom the shares will be held.

        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Potential Holder,' means (a) any Existing Holder who may be interested in acquiring additional shares of the Series or (b) any other person who may be interested in acquiring shares of the Series and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer will have executed a Master Purchaser's Letter.

        'Sell Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Submitted Bid Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Hold Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Order' has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

        'Submitted Sell Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Sufficient Clearing Orders' means that all shares of the Series are the subject of Submitted Hold Orders or that the number of shares of the Series that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of shares of the Series that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and (B) the number of shares of the Series that are subject to Submitted Sell Orders.

        'Winning Bid Rate' means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of shares of the Series which, when added to the number of shares of the Series to be purchased by the Potential Holders described in clause (B) above and the number of shares of the Series subject to Submitted Hold Orders, would be equal to the number of shares of the Series.

    2. Orders.

    (a) On or prior to the Submission Deadline on each Auction Date for shares of the Series:

        (i) each Beneficial Owner of shares of the Series may submit to its Broker-Dealer by telephone or otherwise information as to:

           (A) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

           (B) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for such shares for the next succeeding Dividend Period of such shares will be less than the rate per annum specified by such Beneficial Owner; and/or

           (C) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares; and

        (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, will in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of the Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for such shares for the next succeeding Dividend Period of such shares will not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an 'Order' and collectively as 'Orders' and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a 'Bidder' and collectively as 'Bidders'; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a 'Hold Order' and collectively as 'Hold Orders'; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a 'Bid' and collectively as 'Bids'; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a 'Sell Order' and collectively as 'Sell Orders.'

    (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date will constitute an irrevocable offer to sell:

        (A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date will be less than the rate specified therein;

        (B) such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such shares determined on such Auction Date will be equal to the rate specified therein; or

        (C) the number of Outstanding shares of the Series specified in such Bid if the rate specified therein will be higher than the Maximum Rate for such shares, or such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iii) of paragraph (b) of
    Section 5 of this Part II if the rate specified therein will be higher than the Maximum Rate for such shares and Sufficient Clearing Bids for such shares do not exist.

    (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date will constitute an irrevocable offer to sell:

        (A) the number of Outstanding shares of the Series specified in such Sell Order; or

        (B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for such shares do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of the Series will not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

    (iii)A Bid by a Potential Holder of shares of the Series subject to an Auction on any Auction Date will constitute an irrevocable offer to purchase:

        (A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for such shares determined on such Auction Date will be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such shares determined on such Auction Date will be equal to the rate specified therein.

    (c) No Order for any number of shares of the Series other than whole shares will be valid.

    3. Submission of Orders by Broker-Dealers to Auction Agent.

    (a) Each Broker-Dealer will submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of the Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and will specify with respect to each Order for such shares:

        (i) the name of the Bidder placing such Order (which will be the Broker-Dealer unless otherwise permitted by the Corporation);

        (ii) the aggregate number of shares of the Series that are the subject of such Order;

        (iii) to the extent that such Bidder is an Existing Holder of such shares:

           (A) the number of shares of the Series, if any, subject to any Hold Order of such Existing Holder;

           (B) the number of shares of the Series, if any, subject to any Bid of such Existing Holder and the rate specified in such Bid; and

           (C) the number of shares of the Series, if any, subject to any Sell Order of such Existing Holder; and

        (iv) to the extent such Bidder is a Potential Holder of such shares, the rate and number of such shares specified in such Potential Holder's Bid.

    (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next highest one thousandth (.001) of 1%.

    (c) If an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 Dividend Period days, the Auction Agent will deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of the Series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

        (i) all Hold Orders for such shares will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the Series held by such Existing Holder, and if the number of shares of the Series subject to such Hold Orders exceeds the number of Outstanding shares of the Series held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares of the Series held by such Existing Holder;

        (ii) (A) any Bid for shares of the Series will be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the number of shares of the Series subject to any Hold Orders referred to in clause (i) above;

           (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the Series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of the Series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of the Series equal to such excess;

           (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

           (D) in any such event, the number, if any, of such Outstanding shares of the Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for shares of the Series by or on behalf of a Potential Holder at the rate therein specified; and

        (iii) all Sell Orders for shares of the Series will be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the sum of shares of the Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

    (e) If more than one Bid for one or more shares of the Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares therein specified.

    (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, will be irrevocable.

    4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

    (a) Not earlier than the Submission Deadline on each Auction Date for shares of the Series, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a 'Submitted Hold Order,' a 'Submitted Bid' or a 'Submitted Sell Order,' as the case may be, or as a 'Submitted Order' and collectively as 'Submitted Hold Orders,' 'Submitted Bids' or 'Submitted Sell Orders,' as the case may be, or as 'Submitted Orders') and will determine for the Series:

        (i) the excess of the number of Outstanding shares of the Series over the number of Outstanding shares of the Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the 'Available Shares of the Series');

        (ii) from the Submitted Orders for shares of the Series whether:

           (A) the number of Outstanding shares of the Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of the Series; exceeds or is equal to the sum of

           (B) the number of Outstanding shares of the Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of the Series; and

           (C) the number of Outstanding shares of the Series subject to Submitted Sell Orders(in the event such excess or such equality exists (other than because the number of shares of the Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), such Submitted Bids in subclause
       (A) above being hereinafter referred to collectively as 'Sufficient Clearing Bids' for shares of the Series); and

        (iii) if Sufficient Clearing Bids for shares of the Series exist, the lowest rate specified in such Submitted Bids (the 'Winning Bid Rate' for shares of the Series) which if:

           (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the Series that are subject to such Submitted Bids; and

           (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the Series which, when added to the number of Outstanding shares of the Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Shares of the Series.

    (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a)of this Section 4, the Auction Agent will advise the Corporation of the Maximum Rate for shares of the Series for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the Series for the next succeeding Dividend Period thereof as follows:

        (i) if Sufficient Clearing Bids for shares of the Series exist, that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be equal to the Winning Bid Rate for shares of the Series so determined;

        (ii) if Sufficient Clearing Bids for shares of the Series do not exist (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be equal to the Maximum Rate for shares of the Series; or

        (iii) if all of the Outstanding shares of the Series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be the All Hold Rate.

    5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders will continue to hold the shares of the Series that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders will be accepted or rejected by the Auction Agent and the Auction Agent will take such other action as set forth below:

        (a) If Sufficient Clearing Bids for shares of the Series have been made, all Submitted Sell Orders with respect to shares of the Series will be accepted and, subject to the provisions of paragraphs (d) and (e) of this
    Section 5, Submitted Bids with respect to shares of the Series will be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the Series will be rejected:

           (i) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is higher than the Winning Bid Rate for shares of the Series will be accepted, thus requiring each such Existing Holder to sell the shares of the Series subject to such Submitted Bids;

           (ii) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series will be rejected, thus entitling each such Existing Holder to continue to hold the shares of the Series subject to such Submitted Bids;

           (iii)Potential Holders' Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series will be accepted;

           (iv) each Existing Holder's Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series will be rejected, thus entitling such Existing Holder to continue to hold shares of the Series subject to such Submitted Bid, unless the number of Outstanding shares of the Series subject to all such Submitted Bids will be greater than the number of shares of the Series ('remaining shares') in the excess of the Available Shares of the Series over the number of shares of the Series subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder will be rejected in part, and such Existing Holder will be entitled to continue to hold shares of the Series subject to such Submitted Bid, but only in an amount equal to the shares of the Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which will be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the Series; and

           (v) each Potential Holder's Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series will be accepted but only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares in the excess of the Available Shares of the Series over the number of shares of the Series subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which will be the number of Outstanding shares of the Series subject to such Submitted Bid and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the Series.

        (b) If Sufficient Clearing Bids for shares of the Series have not been made (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), subject to the provisions of paragraph
    (d) of this Section 5, Submitted Orders for shares of the Series will be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the Series will be rejected:

           (i) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series will be rejected, thus entitling such Existing Holders to continue to hold the shares of the Series subject to such Submitted Bids;

           (ii) Potential Holders' Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series will be accepted; and

           (iii) Each Existing Holder's Submitted Bid for shares of the Series specifying any rate that is higher than the Maximum Rate for shares of the Series and the Submitted Sell Orders for shares of the Series of each Existing Holder will be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of the Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares of the Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which will be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to all such Submitted Bids and Submitted Sell Orders.

        (c) If all of the Outstanding shares of the Series are subject to Submitted Hold Orders, all Submitted Bids for shares of the Series will be rejected.

        (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of the Series on any Auction Date, the Auction Agent will, in such manner as it will determine in its sole discretion, round up or down the number of shares of the Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be whole shares of the Series.

        (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of the Series on any Auction Date, the Auction Agent will, in such manner as it will determine in its sole discretion, allocate shares of the Series for purchase among Potential Holders so that only whole shares of the Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of the Series on such Auction Date.

        (f) Based on the results of each Auction for shares of the Series, the Auction Agent will determine the aggregate number of shares of the Series to be purchased and the aggregate number of shares of the Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they will deliver, or from which other Potential Holder(s) or Existing Holder(s) they will receive, as the case may be, shares of the Series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of the Series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of the Series that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of the Series that have been accepted in whole or in part will constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g) Neither the Corporation nor the Auction Agent nor any affiliate of either will have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver any shares of the Series or to pay for shares of the Series sold or purchased pursuant to the Auction Procedures or otherwise.

    6. Transfer of AMPS. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of the Series only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of the Series from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer will not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made will advise the Auction Agent of such transfer.

                         [Remainder of page left blank]

    IN WITNESS WHEREOF, COHEN & STEERS QUALITY INCOME REALTY FUND, INC. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary as of this day of , 2004.

WITNESS:

By:  ..............................
   Name: Lawrence B. Stoller
   Title: Assistant Secretary

                                          COHEN & STEERS QUALITY
                                          INCOME REALTY FUND, INC.

                                          By: .................................
                                            Name: Adam Derechin
                                            Title: Vice President

    THE UNDERSIGNED, Vice President of the COHEN & STEERS QUALITY INCOME REALTY FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary hereby acknowledges the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                          By: .................................
                                            Name: Adam Derechin
                                            Title: Vice President

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:

    Part A -- Financial Highlights for the six months ended June 30, 2004
              (unaudited), the year ended December 31, 2003 (audited) and the period February 28, 2002 through December 31, 2002 (audited)

    Part B -- Report of Independent Accountants

           -- Statement of Assets and Liabilities, as of December 31, 2003
              (audited)

           -- Statement of Operations, for the year ended December 31, 2003
              (audited)

           -- Statement of Changes in Net Assets, for the year ended
              December 31, 2003 and the period February 28, 2002 through December 31, 2002 (audited)

           -- Notes to Financial Statements (audited)

           -- Statement of Assets and Liabilities, as of June 30, 2004
              (unaudited)

           -- Statement of Operations for the six months ended June 30, 2004
              (unaudited)

           -- Statement of Changes in Net Assets for the six months ended
              June 30, 2004 (unaudited) and the period February 28, 2002 through December 31, 2002 (audited)

           -- Financial Highlights for the six months ended June 30, 2004
              (unaudited) and the period February 28, 2002 through December 31, 2002 (audited)

           -- Notes to Financial Statements (unaudited)

    All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.

(2) Exhibits:


(a)  -- Articles of Incorporation.'D'
     -- (i) Articles of Amendment.'D''D'
(b)  -- By-Laws. Incorporated by reference to the Registration
        Statement.'D'
(c)  -- Not applicable.
(d)  -- (i) Form of Articles Supplementary Creating Series M7
        Auction Market Preferred Shares.*
     -- (ii) Specimen Certificate for Series M7 Auction Market
        Preferred Shares.*
(e)  -- Dividend Reinvestment Plan.'D''D'
(f)  -- Not applicable.
(g)  -- Investment Management Agreement.'D''D'
(h)  -- Form of Purchase Agreement.*
(i)  -- Not applicable.
(j)  -- Form of Master Custodian Agreement.'D''D'
(k)  -- (i) Form of Transfer Agency, Registrar and Dividend
        Disbursing Agreement.'D''D'
     -- (ii) Form of Administration Agreement between the Fund
        and the Investment Manager.'D''D'
     -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company.'D''D'
     -- (iv) Form of Auction Agency Agreement between the Fund
        and The Bank of New York.*
     -- (v) Form of Broker-Dealer Agreement.*

(l)  -- (i) Opinion and Consent of Simpson Thacher & Bartlett
        LLP.*
     -- (ii) Opinion and Consent of Venable LLP.*
(m)  -- Not applicable.
(n)  -- Consent of Independent Registered Public Accounting
        Firm.*
(o)  -- Not applicable.
(p)  -- Not applicable.
(q)  -- Not applicable.
(r)  -- (i) Code of Ethics of the Fund.'D''D'
     -- (ii) Code of Ethics of Investment Manager.'D''D'
(s) -- (i) Powers of Attorney, except for the Powers of Attorney for Richard E. Kroon,
        Frank K. Ross and C. Edward Ward, Jr.'D'
     -- (ii) Powers of Attorney for Richard E. Kroon, Frank K.
        Ross and C. Edward Ward, Jr.*


---------

     * Filed herewith.


    'D' Incorporated by reference to the Fund's Registration Statement on Form N-2, (File Nos. 333-68150 and 811-10481) filed on August 22, 2001.


 'D''D' Incorporated by reference to Amendment No. 1 to the Fund's Registration
        Statement, (File Nos. 333-68150 and 811-10481) filed January 23, 2002.

ITEM 25. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The approximate expenses in connection with the Offering, all of which are being borne by the Registrant, are as follows:


Printing Costs..............................................  $125,000
Legal Fees..................................................  $160,000
Auditing Fees...............................................  $ 45,000
Registration Fees...........................................  $ 11,919
S&P and Moody's Rating Initial Costs........................  $ 52,600
Miscellaneous...............................................  $  1,000
                                                              --------
                                                              $395,519
                                                              --------
                                                              --------


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

    None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


    Set forth below is the number of record holders as of November 8, 2004, of each class of securities of the Registrant:



                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Shares...............................................        134
Series T AMPS, par value $0.001 per share...................          1
Series TH AMPS, par value $0.001 per share..................          1
Series F AMPS, par value $0.001 per share...................          1
Series W AMPS, par value $0.001 per share...................          1
Series M28 AMPS, par value $0.001 per share.................          1
Series M7 AMPS, par value $0.001 per share..................          0


ITEM 29. INDEMNIFICATION

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Charter (the 'Charter'), and Article VIII, of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Charter. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its stockholders is set forth in Section 5 of the Investment Management Agreement.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

    The description of the Investment Manager under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

     Name                                                Title
    -----                                               -------
Robert H. Steers.                      Co-Chairman and Co-Chief Executive Officer, Director
Martin Cohen.........................  Co-Chairman and Co-Chief Executive Officer, Director
Joseph M. Harvey.....................  President
Adam Derechin........................  Chief Operating Officer
John J. McCombe......................  Executive Vice President
Douglas R. Bond......................  Executive Vice President
Lawrence B. Stoller..................  Senior Vice President and General Counsel
William F. Scapell...................  Senior Vice President, Director of Fixed Income Investments
Robert Becker........................  Senior Vice President
William J. Frischling................  Senior Vice President
James S. Corl........................  Senior Vice President
Kevin P. Norton......................  Senior Vice President
Jay J. Chen..........................  Senior Vice President
Victor M. Gomez......................  Senior Vice President and Chief Financial Officer
Rahul Bhattacharjee..................  Vice President and Director of Investment Research
Anthony Dotro........................  Vice President
Mark Freed...........................  Vice President
Robert Tisler........................  Vice President
Norbert Berrios......................  Vice President
Terrance R. Ober.....................  Vice President
Thomas Bohjalian.....................  Vice President
David Oakes..........................  Vice President
Hoyt Peters..........................  Vice President
Salvatore Rappa......................  Vice President and Associate General Counsel
John McLean..........................  Vice President and Associate General Counsel
Blair Lewis..........................  Vice President
Scott Collins........................  Vice President
Rizaldi Santiago.....................  Controller

    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Advantage Income Realty Fund, Inc.

    Cohen & Steers Institutional Realty Shares, Inc.

    Cohen & Steers Realty Income Fund, Inc.

    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Realty Shares, Inc.

    Cohen & Steers REIT and Preferred Income Fund, Inc.

    Cohen & Steers REIT and Utility Income Fund, Inc.

    Cohen & Steers Select Utility Fund, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Realty Focus Fund, Inc.

    Cohen & Steers Utility Fund, Inc.

    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third
Avenue, New York, New York 10017.

ITEM 32. MANAGEMENT SERVICES

    Not applicable.

ITEM 33. UNDERTAKINGS


    (1) The Registrant undertakes to suspend the offering of AMPS until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.


    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) The Registrant undertakes that:

        a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

        b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES


    Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and the State of New York, on the 12th day of November 2004.


                                          COHEN & STEERS QUALITY INCOME
                                          REALTY FUND, INC.

                                          By:          /s/ MARTIN COHEN
                                              ..................................
                                                        MARTIN COHEN
                                               PRESIDENT, TREASURER (PRINCIPAL
                                              FINANCIAL AND ACCOUNTING OFFICER)
                                                        AND DIRECTOR

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                Title                           Date
               ---------                                -----                           ----
                    *                       Director, Chairman and Secretary      November 12, 2004
...........................................
           (ROBERT H. STEERS)

                /s/ MARTIN COHEN            Director, President and Treasurer     November 12, 2004
 .........................................
              (MARTIN COHEN)

                            *               Director                              November 12, 2004
 .........................................
              (BONNIE COHEN)

                            *               Director                              November 12, 2004
 .........................................
            (GEORGE GROSSMAN)

                            *               Director                              November 12, 2004
 .........................................
            (RICHARD E. KROON)

                            *               Director                              November 12, 2004
 .........................................
           (RICHARD J. NORMAN)

                                            Director                              November 12, 2004
 .........................................
             (FRANK K. ROSS)

                            *               Director                              November 12, 2004
 .........................................
         (WILLARD H. SMITH, JR.)

                            *               Director                              November 12, 2004
 .........................................
          (C. EDWARD WARD, JR.)

        *By:      /S/ MARTIN COHEN
 .........................................
               MARTIN COHEN
            ATTORNEY-IN-FACT**



---------
** Powers of attorney were previously filed, except for the powers of attorney for Richard E. Kroon, Frank K. Ross and C. Edward Ward, Jr., which are filed herewith.

                            STATEMENT OF DIFFERENCES
                            ------------------------
The dagger symbol shall be expressed as...................................  'D'
The division sign shall be expressed as...................................[div]